UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Ameren Corporation
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Ameren

Notice of Annual Meeting of Shareholders and Proxy Statement

Thursday, May 6, 2021 at 10:00 am CDT

Dear Fellow Shareholders:
You are cordially invited to attend Ameren Corporation’s 2021 Annual Meeting of Shareholders, which will be held on Thursday, May 6, 2021, at 10 a.m. CDT. In light of our robust COVID-19 safety protocols to protect the safety of our customers, employees, communities and shareholders, our annual meeting will be held in a virtual meeting format only. You will be able to attend, vote and submit questions for the virtual annual meeting by visiting www.virtualshareholdermeeting.com/AEE2021.
There is no doubt that 2020 was truly an unprecedented year. The COVID-19 pandemic presented significant change and challenges to our customers, communities, country and company. At Ameren, we took prompt and aggressive actions across our entire business to protect the safety of our customers, employees and communities, as well as ensure that we continue to deliver safe, reliable and affordable service to our customers and communities we serve.
While much has changed in our world, Ameren’s relentless focus on achieving our mission, “To Power the Quality of Life,” and our vision, “Leading the Way to a Sustainable Energy Future,” has not changed. Despite the significant challenges we faced in 2020, our employees continued to effectively execute our strategy and deliver significant value to our customers, communities and shareholders. As a result, I look to the future with optimism not just because vaccines are now being widely distributed around the world, but also because our employees addressed a multitude of challenges and capitalized on opportunities in 2020 that will help us achieve our mission and vision.
In particular, we are executing this strategy across four key sustainability areas that support our ability to achieve our mission and vision: environmental stewardship, social impact, governance and sustainable growth. At the annual meeting, I look forward to sharing with you our accomplishments to date and future plans in these areas, including the following:

•
In 2020, we announced a comprehensive plan that significantly reduces carbon emissions while ensuring that we can deliver safe, reliable and affordable energy to our customers. In particular, the plan includes a company-wide goal to achieve net-zero carbon emissions by 2050, including aggressive interim goals to reduce carbon emissions below 2005 levels by 50% by 2030 and 85% by 2040, accelerating coal-fired energy center retirements, significantly increasing renewable energy investments and extending the life of our Callaway nuclear energy center.

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In December 2020, we completed the acquisition of the High Prairie Energy Center, a 400 megawatt wind generation facility in northeast Missouri, followed by the acquisition in January 2021 of the Atchison Energy Center, a wind generation facility in northwest Missouri which, when completed later this year, is expected to be a 300 megawatt facility.

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We took aggressive actions to support our customers and communities impacted by COVID-19 by providing approximately $23 million in energy assistance funds and regional support, instituting disconnection moratoriums and developing specialized payment programs.

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We reinforced our commitment to diversity, equity and inclusion (DE&I) by establishing it as a core value in 2020 and took several actions to support sustainable, positive change in this area, including making a 5-year, $10 million DE&I commitment to the community, as well as spending over $800 million with minority, women and veteran-owned businesses through our robust supplier diversity program in 2020.

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From a governance perspective, our Board of Directors enhanced its oversight over sustainability risks and has established forward-thinking incentive targets for senior management related to our clean energy transition and DE&I.

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We delivered strong earnings per share growth, driven by robust investments in energy infrastructure, as well as strong total shareholder returns compared to our peers.

While we are pleased with our performance over the past year, we are not standing still. We will continue to take proactive strategic actions across the four key sustainability areas in 2021 and beyond so that we can achieve our vision and mission, and in so doing, deliver superior long-term, sustainable value to our customers, communities and shareholders.
Details for meeting attendance are included in this proxy statement. Also enclosed are details for how and when to vote and other important information. Your vote is very important, so please cast it promptly, even if you plan to participate in the annual meeting.
Sincerely,
Warner Baxter
Chairman, President and Chief Executive Officer
March 23, 2021
2021 Proxy Statement	3

Notice of Annual Meeting of Shareholders
of Ameren Corporation
Time and Date	Place
10 a.m. CDT on Thursday, May 6, 2021	Ameren Corporation’s 2021 Annual Meeting of Shareholders (“Annual Meeting”) will be held in a virtual meeting format only. You can participate in the Annual Meeting live via the Internet by visiting: www.virtualshareholdermeeting.com/AEE2021.
Voting Items
Proposals	Board Vote Recommendation	For Further Details
1. Election of 13 Directors	“FOR” each director nominee	Page 15
2. Advisory Approval of Executive Compensation	“FOR”	Page 45
3. Ratification of PricewaterhouseCoopers LLP (“PwC”) as Independent Registered Public Accounting Firm for 2021	“FOR”	Page 79
Shareholders will also act on other business properly presented to the meeting. The Board of Directors of the Company presently knows of no other business to come before the meeting.
Who Can Vote
If you owned shares of the Company’s Common Stock at the close of business on March 9, 2021, you are entitled to vote at the Annual Meeting and at any adjournment thereof. To attend, vote and ask questions during the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on any additional voting instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m. CDT. Please allow ample time for the online check-in process. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider.
Each share of Common Stock is entitled to one vote for each director nominee and one vote for each of the other proposals. In general, shareholders may vote prior to the Annual Meeting by telephone, the Internet or mail, or during the Annual Meeting by participating in the virtual meeting. See “ADDITIONAL INFORMATION — Questions and Answers About the Annual Meeting and Voting” for more details regarding how you may vote if you are a registered holder or a beneficial owner of shares held in “street name.”
Date of Mailing
On or about March 23, 2021, we began mailing to certain shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice. On or about March 23, 2021, we began mailing the accompanying proxy card to certain shareholders.
By order of the Board of Directors,
Chonda J. Nwamu
Senior Vice President, General Counsel and Secretary
St. Louis, Missouri
March 23, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 6, 2021:
This proxy statement and our 2020 Form 10-K, including consolidated financial statements, are available to you at www.amereninvestors.com/financial-info/proxy-materials.

4	Ameren Corporation

Long-Term Incentive Compensation	56
Perquisites	59
Retirement Benefits	59
Executive Compensation Decision-Making Process	59
Other Compensation Matters	62
Compensation Tables and Narrative Disclosures	64
AUDIT MATTERS	79
Item 3 Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	79
Selection of Independent Registered Public Accounting Firm	79
Fees for Fiscal Years 2020 and 2019	80
Policy Regarding the Pre-Approval of Independent Registered Public Accounting Firm Provision of Audit, Audit-Related and Non-Audit Services	81
Audit and Risk Committee Report	81
SECURITY OWNERSHIP	83
Security Ownership of More Than Five Percent Shareholders	83
Security Ownership of Directors and Management	84
Section 16(a) Beneficial Ownership Reporting Compliance	85
ADDITIONAL INFORMATION	86
Questions and Answers About the Annual Meeting and Voting	86
Other Matters	90
Shareholder Proposals	90
Proxy Solicitation	91
Form 10-K	91
Forward-Looking Information	92
Appendix A	95

2021 Proxy Statement	5

Proxy Statement Summary
Below is a summary of information regarding the items to be voted on at the Annual Meeting. You should read the entire proxy statement carefully before voting.
Company Overview
Ameren Corporation (“Ameren,” or the “Company”) is a public utility holding company headquartered in St. Louis, Missouri. Ameren serves 2.4 million electric customers and more than 900,000 natural gas customers in a 64,000-square-mile area through its rate-regulated utility subsidiaries: Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”). Ameren Missouri provides electric generation, transmission and distribution service, as well as natural gas distribution service. Ameren Illinois provides electric transmission and distribution service and natural gas distribution service, but does not own any power generating assets. Ameren Transmission Company of Illinois operates a Federal Energy Regulatory Commission rate-regulated electric transmission business in the Midcontinent Independent System Operator, Inc.
Our Sustainability Value Proposition for Customers, Shareholders and the Environment
Ameren’s strategy is to invest in rate-regulated energy infrastructure, continuously improve operating performance, and advocate for responsible energy policies to deliver superior customer and shareholder value. Our ability to achieve our mission and vision and deliver superior long-term, sustainable value to our customers, communities and shareholders through the execution of our strategy is directly linked to four key sustainability pillars: environmental stewardship, social impact, governance and sustainable growth.

Environmental Stewardship
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Accelerating transition to a cleaner and more diverse portfolio

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Targeting net-zero carbon emissions by 2050

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Expect to add 3,100 megawatts (“MW”) of renewable generation by 2030 and a total of 5,400 MW by 2040, inclusive of 700 MW of wind generation projects acquired in December 2020 and January 20211

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Advanced expected retirement dates of two coal-fired energy centers in Ameren Missouri’s 2020 Integrated Resource Plan; all coal-fired energy centers expected to be retired by 2042

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Expect to seek an extension of operating license for our carbon-free Callaway Nuclear Energy Center beyond 2044

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Coal-fired generation expected to be approximately 7% of total rate base by 2025

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Well below federal and state limits for nitrogen oxide, sulfur dioxide and mercury

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Significant transmission investment to support transition to clean energy

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No cast or wrought iron pipes in natural gas system

Social Impact
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Delivering value to our customers in 2020 while focused on safety-first work culture

•
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Improved reliability: 13% better since 20132

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Affordable rates: ~20% below Midwest average3

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Increased customer satisfaction: 22% better since 20134

6	Ameren Corporation

Proxy Statement Summary

•
Socially responsible and economically impactful in communities

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Nearly $130 million to support income-eligible customers and local charities from 2017-2020

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Over $23 million for COVID-19 relief and energy assistance in 2020

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Supporting core value of diversity, equity and inclusion

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Ranked in top 5 utilities by DiversityInc for diversity since 2009 and in top 25 of all companies by DiversityInc for environmental, social and governance (“ESG”) matters in 2020

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Diversity, equity and inclusion summit held in 2020 for community leaders and employees

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Approximately $810 million in diverse supplier spend in 2020

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$10 million committed to non-profits focused on diversity, equity and inclusion over the next five years

Governance
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Focused on strong governance practices that promote long-term value and accountability to key stakeholders

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Diverse Board of Directors: ~62% women or racial minorities5

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Focused on refreshment; average tenure of Board of Directors is approximately seven years5

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Oversight of key ESG matters overseen directly by Board of Directors or applicable standing board committees

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Management-led Corporate Social Responsibility Executive Steering Committee evaluates key ESG initiatives and disclosures

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Executive compensation program that supports sustainable, long-term performance through inclusion of appropriate metrics, including ESG-based metrics

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Transparency through extensive disclosure and sustainability reporting initiatives:

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Top-ranked utility in the Center for Political Accountability’s 2020 Zicklin Index for Corporate Political Disclosure and Accountability

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Annual sustainability report; annual EEI/AGA ESG/sustainability framework report; periodic climate risk report; participation in CDP climate and CDP water surveys, and an ESG-specific investor presentation

Sustainable Growth

Strong long-term growth outlook
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Expect strong compound annual earnings per share growth from 2021 through 2025, primarily driven by strong expected compound annual rate base growth

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Constructive frameworks for investment in all business segments

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Strong long-term infrastructure investment pipeline for benefit of customers and shareholders through 2030

Attractive dividend
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Annualized equivalent dividend rate of $2.20 per share provides attractive yield

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Dividend increased in 2021 for the eighth consecutive year

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Expect future dividend growth to be in-line with long-term earnings per share growth with payout ratio in a range of 55% and 70% of annual earnings

Attractive total return potential
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Track record of delivering strong results

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Attractive combined earnings growth outlook and yield compared to regulated utility peers

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We believe execution of our strategy will deliver significant long-term value to both customers and shareholders

(1)
Includes the 400MW High Prairie Energy Center and the 300MW Atchison Energy Center; approximately 120 MW of the Atchison Energy Center has been placed in-service, with the remaining portion expected to be placed in-service later in 2021.

(2)
As measured by the System Average Interruption Frequency Index (SAIFI); reflects average of Ameren Illinois and Ameren Missouri scores.

(3)
Edison Electric Institute, “Typical Bills and Average Rates Report” for the 12 months ended June 30, 2020.

(4)
As measured by the J.D. Power Residential Customer Satisfaction Index; reflects average of Ameren Illinois and Ameren Missouri scores.

(5)
Based on the nominees for election at the Annual Meeting.

2021 Proxy Statement	7

Proxy Statement Summary
2020 Financial Performance Highlights
The successful execution of our strategy drove strong financial results in 2020, as well as over the past five years.

In 2020, Ameren earned $3.50 per diluted share on a GAAP basis, and $3.54 per diluted share on a weather-normalized core (non-GAAP) basis.*
Execution of our strategy has driven a strong compound annual earnings per diluted share growth rate from year-end 2013 to year-end 2020 of approximately 17 percent on a GAAP basis and 8 percent on a weather-normalized core (non-GAAP) basis.*
Ameren shares provided a total shareholder return (“TSR”) of approximately 4.3 percent in 2020, including an approximate 4 percent increase in the quarterly dividend during the fourth quarter of 2020. 2020 was the seventh consecutive year the dividend was increased. For the three and five years ending December 31, 2020, Ameren shares provided a TSR of approximately 43.6 percent and 109.2 percent, respectively, which meaningfully exceeded the TSR of the S&P 500 Utility and Philadelphia Utility indices for these periods.	The Company invested approximately $3.2 billion in energy infrastructure in 2020 to better serve customers, which also drove strong rate base growth of approximately 10 percent. For the 5 years ending December 31, 2020, we invested approximately $12 billion in energy infrastructure, which drove robust compound annual rate base growth of approximately 9 percent over the same period. These investments have improved the safety and reliability of our electric and natural gas systems, improved the efficiency of our energy centers, enhanced our environmental footprint, and strengthened our cybersecurity posture while keeping our electric rates competitive and affordable.

*
See Appendix A for GAAP to weather-normalized core earnings reconciliation.

Human Capital Management
The execution of our strategy is driven by the capabilities and engagement of our workforce. Our goal is to attract, retain and develop a talented and diverse workforce that is well-prepared to deliver on Ameren’s mission and vision, both today and in the future. The Human Resources Committee of Ameren’s Board of Directors is responsible for oversight of our human capital management practices and policies. Management regularly updates the Committee and the Board of Directors on human capital matters, including company culture; diversity, equity and inclusion; workforce demographics and pay equity; organizational structure and leadership development.
Our workforce strategy is anchored in four key pillars: Culture, Leadership, Talent, and Rewards.
8	Ameren Corporation

Proxy Statement Summary
Culture
We strive to cultivate a values-based, “All-In” culture that enables the sustainable execution of our strategy and reflects the following characteristics:
•
We Care about our customers, our communities and each other

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We Serve with Passion

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We Deliver for our customers and stakeholders

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We Win Together as a result of teamwork and collaboration

We design our human capital management practices and policies to reinforce our core values, share our culture, and drive employee engagement. In doing so, we strive to align our employees to our mission and vision, improve safety, enhance innovation, increase productivity, attract and retain top talent, and recognize employee contributions, among other things.
We seek to foster diversity, equity and inclusion, which was elevated to a core value in 2020, across our organization. Ameren has established recruiting programs designed to enhance the diversity of our workforce pipelines. Additionally, each year, management and the Human Resources Committee review the diversity of our workforce, leadership team and leadership pipeline, as well as actions being taken to further enhance the diversity of our leadership team. Ameren also contributes to community organizations, holds diversity, equity and inclusion leadership summits for employees and community leaders, offers various training programs, and provides paid time-off for employee volunteerism and learning with organizations that support diversity, equity and inclusion.
Leadership
We seek to attract, develop and retain a strong, diverse leadership team. Management engages in an extensive succession planning process annually, which includes the involvement of the Board of Directors. We develop our leaders both individually, through job rotations, work experiences and leadership development programs, and as a team. Throughout the year, we offer a variety of forums intended to connect our leaders to our mission, vision, values, strategy and culture, to build leadership skills and capabilities, and to promote connection and inclusion. In addition, we evaluate our organizational structure and make adjustments and expand roles to facilitate execution of our strategy and organizational efficiency.
Talent
Our talent program is focused on developing our employees’ knowledge and skill sets, as well as creating a talent pipeline, to attract and retain a skilled and diverse workforce that will support our strategic initiatives. Ameren’s talent programs include training and development focused on safety, specialized skills, and leadership; mentoring programs; and community and educational partnerships and talent pipeline programs.
Rewards
The primary objective of our rewards program is to provide a total rewards package that attracts and retains a talented workforce and reinforces strong performance in a financially sustainable manner. We regularly evaluate our core benefits to balance employee value and financial sustainability. We strive to provide a competitive and sustainable rewards package that supports our ability to attract, engage and retain a talented and diverse workforce.
2021 Proxy Statement	9

Proxy Statement Summary
Community and Employee Support During COVID-19
During 2020, we took several positive measures to protect the health and safety of our employees, customers and communities as a result of the COVID-19 pandemic, including:
•
Implemented robust safety protocols across the organization;

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Engaged world-class health care experts to advise us;

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Significantly modified work practices to promote employee and customer safety;

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Promptly transitioned significant portion of workforce to remote work;

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Sustained infrastructure investments that benefit customers and support the local economy;

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Implemented several actions to help our customers, including temporary suspensions of disconnections for non-payment, waivers of late payment fees and special payment plans and provided $23 million of energy assistance and COVID-19 relief funds;

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Proactively monitored supply chain to minimize impacts; and

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Ensured extensive review and oversight of financial and operational risks by Board of Directors in connection with both regular and special meetings and regular CEO and senior management briefings.

Collectively, these measures supported our ability to deliver safe, reliable and affordable service to our customers and communities we serve and to continue to execute our strategy.
10	Ameren Corporation

Proxy Statement Summary

ITEM 1
Election of Directors
•
The nominees for director include 12 independent directors and the Company’s chairman, president and CEO.

•
The Board of Directors believes that the diverse skills, experiences and perspectives represented by the nominees will continue to support effective oversight of the Company’s strategy and performance.

•
For more information about the nominees’ qualifications, skills, and experiences, please see pages 16-23.

The Board unanimously recommends a vote “FOR” each of the 13 director nominees.
The following provides summary information about each director nominee. Each director nominee is elected annually by a majority of votes by shareholders entitled to vote and represented at the annual meeting.
Name		Age	Director Since	Occupation	Independent1	Committee Membership1
						ARC	HRC	NCGC	NOESC	FC
	Warner L. Baxter	59	2014	Chairman, President and Chief Executive Officer of the Company
	Cynthia J. Brinkley	61	2019	Retired Chief Administrative and Markets Officer, Centene Corporation
	Catherine S. Brune	67	2011	Retired President, Allstate Protection Eastern Territory of Allstate Insurance Company				C
	J. Edward Coleman	69	2015	Retired Executive Chairman of CIOX Health		C
	Ward H. Dickson	58	2018	Executive Vice President and Chief Financial Officer of WestRock Company
	Noelle K. Eder	51	2018	Executive Vice President and Global Chief Information Officer of Cigna Corporation
	Ellen M. Fitzsimmons	60	2009	Chief Legal Officer and Head of Enterprise Diversity of Truist Financial Corporation
	Rafael Flores	65	2015	Retired Senior Vice President and Chief Nuclear Officer of Luminant
	Richard J. Harshman	64	2013	Retired Executive Chairman and President and Chief Executive Officer of Allegheny Technologies Incorporated	, L				C
	Craig S. Ivey	58	2018	Retired President of Consolidated Edison Co. of New York, Inc.
	James C. Johnson	68	2005	Retired General Counsel of Loop Capital Markets LLC			C
	Steven H. Lipstein	65	2010	Retired President and Chief Executive Officer of BJC HealthCare
	Leo S. Mackay, Jr.	59	2020	Senior Vice President, Ethics and Enterprise Assurance of Lockheed Martin Corporation
ARC	Audit and Risk Committee	FC	Finance Committee	C	Member and Chair of a Committee
HRC	Human Resources Committee	NOESC	Nuclear, Operations and Environmental	L	Lead Director
NCGC	Nominating and Corporate Governance Committee		Sustainability Committee
2021 Proxy Statement	11

Proxy Statement Summary
(1)
In accordance with the Board’s retirement age policy, Stephen R. Wilson, who currently serves as the Chair of the Finance Committee and as a member of the Human Resources Committee, is not standing for reelection and will retire from the Board effective as of the Annual Meeting. The Board is grateful for Mr. Wilson’s dedicated and distinguished service over the years. If reelected at the Annual Meeting, Ward H. Dickson will succeed Mr. Wilson as Chair of the Finance Committee. If reelected at the Annual Meeting, Craig S. Ivey will join the Finance Committee and will no longer serve on the Audit and Risk Committee, and Noelle K. Eder will join the Nominating and Corporate Governance Committee and will no longer serve on the Nuclear, Operations and Environmental Sustainability Committee.

Board of Director Highlights

ITEM 2
Advisory Vote to Approve Executive Compensation (Say-on-Pay)
•
The Company is asking shareholders to approve, on an advisory basis, the compensation of the executives named in the 2020 Table in this proxy statement (the “Named Executive Officers”, or “NEOs”).

•
For more information about the NEOs’ compensation, please see the Executive Compensation discussion on pages 46-78.

The Board unanimously recommends a vote “FOR” the advisory approval of executive compensation.
The Board has a long-standing commitment to strong corporate governance and recognizes the interests that shareholders have in executive compensation. The Company’s compensation philosophy is to provide a competitive total compensation program that is based on the size-adjusted median of the compensation opportunities provided by similar utility industry companies (the “Market Data”), adjusted for our short- and long-term performance and for the individual’s performance. The Board unanimously recommends a “FOR” vote because it believes that the Human Resources Committee, which is responsible for establishing the compensation for the NEOs, designed the 2020 compensation program to align the long-term interests of the NEOs with those of shareholders to maximize shareholder value.
12	Ameren Corporation

Proxy Statement Summary
2020 Executive Compensation Program Components
Type	Form	Terms
Fixed Pay	Base Salary	• Set annually by the Human Resources Committee based upon Market Data, executive performance and other factors.
Short-term incentives	Cash Incentive Pay	• Based upon the Company’s GAAP diluted earnings per share (“EPS”), safety performance and customer-focused measures with an individual performance modifier.
Long-term incentives	Performance Share Units (“PSUs”)
•
60% of the value of the long-term incentive award is granted in the form of PSUs, with a performance criteria of total shareholder return compared to utility industry peers over a three-year performance period.

•
10% of the value of the long-term incentive award is granted in the form of PSUs, with a performance criteria of renewable generation and energy storage additions over a three-year performance period, as measured in MW (the “Clean Energy Transition” metric).

	Restricted Stock Units (“RSUs”)	• 30% of the value of the long-term incentive award is granted in the form of time-based RSUs. RSUs have a vesting period of approximately 38 months.
Other	Retirement Benefits
•
Employee benefit plans available to all employees, including 401(k) savings and pension plans.

•
Supplemental retirement benefits that provide certain benefits not available due to tax limitations.

•
Deferred compensation program that provides the opportunity to defer part of base salary and short-term incentives, with earnings on the deferrals based on market rates.

	“Double-Trigger” Change of Control Protections	• Change of control severance pay and accelerated vesting of PSUs and RSUs require both (i) a change of control and (ii) a qualifying termination of employment.
	Limited Perquisites	• We provide limited perquisites to the NEOs, such as financial and tax planning.
Fiscal 2020 Executive Compensation Highlights
The Company’s pay-for-performance program led to the following actual 2020 compensation being earned:
•
2020 annual short-term incentive base awards based on EPS, safety performance and customer-focused measures were earned at 119.9 percent of target, subject to the individual performance modification discussed under “EXECUTIVE COMPENSATION MATTERS — Compensation Discussion and Analysis” below. This payout reflected strong financial and operational performance by the Company in 2020 that was due, in part, to the strong execution of the Company’s strategy, including investing approximately $3.2 billion in capital projects, improved safety performance, solid reliability of its operations for the benefit of customers, strategic capital allocation, disciplined cost management and achieving constructive state and federal regulatory outcomes. Notwithstanding the actual results, management recommended, and the Human Resources Committee approved, a 10 percentage point downward adjustment to 109.9 percent of target for all Company officers, which includes the NEOs. This downward adjustment was made in consideration of overall safety performance, including results not yet in the top quartile, and the impact of COVID-19 on Ameren’s customers and the communities we serve.

•
The PSU long-term incentive awards granted in 2018 were earned at 170 percent of target based on our strong TSR relative to the defined PSU peer group over the three-year measurement period (2018-2020), which was primarily driven by share price appreciation of approximately 32 percent. The January 1, 2018 PSU awards increased in value from $58.99 per share on the grant date to $78.06 per share as of December 31, 2020. Ameren ranked fifth out of the 19-member peer group. In addition, during the period, the Company’s TSR significantly outperformed the S&P 500 Utility Index and the Philadelphia Utility Index, as shown on page 8. This strong performance was attributable to the sustained execution of the Company’s strategy that is delivering significant value to customers and shareholders.

2021 Proxy Statement	13

Proxy Statement Summary
The Company’s compensation program for 2020 was similar to the 2019 program, which was approved by approximately 95 percent of votes by shareholders entitled to vote and represented at the Company’s 2020 annual meeting. Highlights of the Company’s 2020 executive compensation program include:
•
pay opportunities appropriate to the size of the Company when compared to other companies in the utility industry;

•
a heavily performance-based pay program using multiple performance measures;

•
full disclosure of the financial performance drivers used in our incentives, in numeric terms;

•
updates to our short-term and long-term incentive programs to support sustainability and ESG goals, including the elimination of a former short-term program metric measuring the equivalent availability of our coal-fired energy centers, the addition of two new customer satisfaction metrics in the short-term program, and the addition of the new Clean Energy Transition metric in the long-term program;

•
a long-term incentive program that was primarily performance-based and aligned with shareholder interests through a link to stock price, measurement of total shareholder return versus peer companies, and the new Clean Energy Transition metric;

•
a “clawback” provision for annual and long-term incentives in the event of financial restatements or conduct or activity that is detrimental to the Company or violates the confidentiality or non-solicitation provisions of the award;

•
stock ownership requirements for NEOs (and other senior executives), which align the interests of those executives and shareholders;

•
a prohibition against directors and executive officers pledging Company securities and against any transaction by directors and employees of the Company and its subsidiaries which hedges (or offsets) any decrease in the value of Company equity securities;

•
limited perquisites;

•
no excise tax gross-ups for change of control severance plan participants who began participating in the plan on or after October 1, 2009;

•
no backdating or repricing of equity-based compensation; and

•
retention of an independent compensation consultant engaged by, and who reports directly to, the Human Resources Committee.

ITEM 3
Ratification of PwC as Our Independent Registered Public Accounting Firm
•
The Audit and Risk Committee of the Board has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

•
Consistent with good governance practices, the Company is asking shareholders to ratify the appointment of PwC.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Set forth below is summary information with respect to PwC’s fees for services provided in fiscal 2020 and fiscal 2019.
	Year Ended December 31, 2020 ($)	Year Ended December 31, 2019 ($)
Audit Fees	3,923,000	4,121,000
Audit-Related Fees	661,475	355,000
Tax Fees	—	—
All Other Fees	70,100	216,562
14	Ameren Corporation

Corporate Governance

ITEM 1
Election of Directors
•
The nominees for director include 12 independent directors and the Company’s chairman, president and CEO.

•
The Board believes that the diverse skills, experiences and perspectives represented by the nominees will continue to support effective oversight of the Company’s strategy and performance.

•
For more information about the nominees’ qualifications, skills, and experiences, please see pages 16-23.

Board Recommendation for Election of Directors The Board unanimously recommends a vote “FOR” each of the 13 director nominees.
Thirteen directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. In the absence of instructions to the contrary, executed proxies will be voted in favor of the election of the persons listed below. In the event that any nominee for election as director should become unavailable to serve, votes will be cast for such substitute nominee or nominees as may be nominated by the Nominating and Corporate Governance Committee of the Board of Directors and approved by the Board of Directors, or the Board of Directors may reduce the size of the Board in accordance with the Company’s By-Laws and Restated Articles of Incorporation. The Board of Directors knows of no reason why any nominee will not be able to serve as director. The 13 nominees for director who receive the vote of at least a majority of the shares entitled to vote in the election of directors and represented in person or by proxy at the meeting at which a quorum is present will be elected. Shareholders may not cumulate votes in the election of directors. In the event that any nominee for reelection fails to obtain the required majority vote, such nominee will tender his or her resignation as a director for consideration by the Nominating and Corporate Governance Committee of the Board of Directors. The Nominating and Corporate Governance Committee will evaluate the best interests of the Company and its shareholders and will recommend to the Board the action to be taken with respect to any such tendered resignation. If there is a nominee, other than a nominee for reelection, who fails to obtain the required majority vote, such nominee will not be elected to the Board.
Information Concerning Nominees to the Board of Directors
•
The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has unanimously nominated the 13 directors named below for reelection. In accordance with the Board’s retirement age policy, Mr. Wilson will not stand for reelection. The Board of Directors thanks Mr. Wilson for his exemplary service and dedication to the Company.

•
If elected, each nominee will serve until the 2022 annual meeting of shareholders. Each nominee has consented to being nominated for director and has agreed to serve if elected.

•
In addition to the specific experiences, qualifications, attributes or skills detailed below, each nominee has demonstrated the highest professional and personal ethics, broad experiences in business, environmental and sustainability matters, government, education or technology, the ability to provide insights and practical wisdom based on their experience and expertise, a commitment to enhancing shareholder value, compliance with legal and regulatory requirements, and the ability to develop a good working relationship with other Board members and contribute to the Board’s working relationship with senior management of the Company.

•
In assessing the composition of the Board of Directors, the Nominating and Corporate Governance Committee recommends Board nominees so that, collectively, the Board is balanced by having the necessary experience, qualifications, attributes and skills and that no nominee is recommended because of one particular criterion, except that the Nominating and Corporate Governance Committee does believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules. See “— Board Composition and Refreshment — Consideration of Director Nominees” below for additional information regarding director nominees and the nominating process.

2021 Proxy Statement	15

Corporate Governance
•
No arrangement or understanding exists between any nominee and the Company or, to the Company’s knowledge, any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

•
All of the nominees are currently directors of the Company and, except for Mr. Mackay, all of the nominees were elected by shareholders at the Company’s prior annual meeting.

Qualifications and Experience	Warner L. Baxter	Cynthia J. Brinkley	Catherine S. Brune	J. Edward Coleman	Ward H. Dickson	Noelle K. Eder	Ellen M. Fitzsimmons	Rafael Flores	Richard J. Harshman	Craig S. Ivey	James C. Johnson	Steven H. Lipstein	Leo S. Mackay, Jr.
Board Tenure	7	2	10	6	3	3	12	6	8	3	16	11	1
Age	59	61	67	69	58	51	60	65	64	58	68	65	59
Active Executive	●				●	●	●						●
Customer Relations or Consumer Orientation Experience	●	●	●	●		●			●	●		●	
Cyber / I.T./ Digital			●	●	●	●							
Diversity (Gender)													
Male	●			●	●			●	●	●	●	●	●
Female		●	●			●	●						
Diversity (Race/Ethnicity)													
White	●	●	●	●	●	●	●		●			●	
Hispanic or Latino								●					
Black or African American (United States)										●	●		●
Environmental/Sustainability	●	●		●	●		●	●	●	●		●	●
Financial or Banking Experience	●		●	●	●	●	●		●		●	●	●
Legal Experience							●				●		
Nuclear Experience	●							●					
Operations Experience	●	●	●	●	●	●		●	●	●		●	●
Serves on Other Public Boards	●	●							●		●		●
Utilities / Regulatory / Governmental Experience	●	●	●	●	●	●	●	●	●	●	●	●	●

16	Ameren Corporation

Corporate Governance
Warner L. Baxter Chairman, President and Chief Executive Officer of the Company Director since: 2014 Age: 59	OUTSIDE DIRECTORSHIPS: • U.S. Bancorp, December 2015–Present • UMB Financial Corporation, 2013–October 2015
EXECUTIVE EXPERIENCE:
Mr. Baxter began his career with Ameren Missouri in 1995 as Assistant Controller. He was named Controller of Ameren Missouri in 1996. Following the 1997 merger of Ameren Missouri and CIPSCO Incorporated, he served as Vice President and Controller of Ameren and Ameren Services. In 2001, Mr. Baxter was named Senior Vice President, Finance. From 2003 to 2009, Mr. Baxter was Executive Vice President and Chief Financial Officer of Ameren and certain of its subsidiaries, where he led the finance, strategic planning and enterprise risk management functions. From 2007 to 2009, he was also President and Chief Executive Officer of Ameren Services. From 2009 to 2014, Mr. Baxter served as the Chairman, President and Chief Executive Officer of Ameren Missouri. On February 14, 2014, Mr. Baxter succeeded Thomas R. Voss as President of the Company. Mr. Baxter succeeded Mr. Voss as Chief Executive Officer of the Company on April 24, 2014 and as Chairman of the Board on July 1, 2014. Prior to joining Ameren, Mr. Baxter served as senior manager in PwC’s national office in New York City from 1993 to 1995. From 1983 to 1993, Mr. Baxter worked in PwC’s St. Louis office, where he provided auditing and consulting services to clients in a variety of industries.
Mr. Baxter served as a director of Ameren Missouri from 1999 to 2014, and as a director of Ameren Illinois from 1999 to 2009.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Baxter’s extensive executive management and leadership experience; strong strategic planning, regulatory, accounting, financial, industry, risk management, government relations, operations , environmental and sustainability and compensation skills and experience; tenure with the Company (and its current and former affiliates); and tenure and contributions as a current Board member, the Board concluded that Mr. Baxter should serve as a director of Ameren.
Cynthia J. Brinkley Retired Chief Administrative and Markets Officer, Centene Corporation Director since: 2019 Age: 61	STANDING BOARD COMMITTEES: • Human Resources Committee • Nuclear, Operations and Environmental Sustainability Committee OUTSIDE DIRECTORSHIPS: • Energizer Holdings, Inc., 2014–Present
EXECUTIVE EXPERIENCE:
From November 2014 until her retirement in February 2019, Ms. Brinkley served in multiple senior leadership roles at Centene Corporation, a managed health care company, including chief administrative and markets officer from June 2018 to February 2019 and president and chief operating officer from November 2017 to June 2018. Prior to joining Centene, Ms. Brinkley served as vice president of global human resources at General Motors Company from 2011 to 2013. She also held various leadership roles at AT&T Inc., including senior vice president of talent development, chief diversity officer and president of AT&T Missouri.
SKILLS AND QUALIFICATIONS:
Based primarily upon Ms. Brinkley’s extensive executive management and leadership experience as a former president and chief operating officer of a leading managed health care company, as well as deep experience in the communities which Ameren serves and strong strategic planning, financial, regulatory, compensation, global human resources, telecommunications, operations, risk management, environmental and sustainability and administrative skills and experience, the Board concluded that Ms. Brinkley should serve as a director of Ameren.
2021 Proxy Statement	17

Corporate Governance
Catherine S. Brune Retired President, Allstate Protection Eastern Territory of Allstate Insurance Company Director since: 2011 Age: 67	STANDING BOARD COMMITTEES: • Audit and Risk Committee • Nominating and Corporate Governance Committee (Chair) OUTSIDE DIRECTORSHIPS: • None
EXECUTIVE EXPERIENCE:
Ms. Brune served as President of Allstate, a personal lines insurer, from October 2011 to November 2013 and oversaw Property/Casualty operations in 23 states and Canada. Ms. Brune worked in various managerial capacities for Allstate from 1976 to 2013. She was elected the company’s youngest officer in 1986, moving into information technology in the early 1990s. In 2002, Ms. Brune was named Allstate’s Senior Vice President, Chief Information Officer. Ms. Brune was a member of Allstate’s senior leadership team. Ms. Brune retired from Allstate in November 2013.
SKILLS AND QUALIFICATIONS:
Based primarily upon Ms. Brune’s extensive executive management and leadership experience as a former president and chief information officer of a leading insurance company; strong cybersecurity, information technology, strategic planning, financial, regulatory, compensation, operations, customer relations, risk management and administrative skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Ms. Brune should serve as a director of Ameren.
J. Edward Coleman Retired Executive Chairman of CIOX Health Director since: 2015 Age: 69	STANDING BOARD COMMITTEES: • Audit and Risk Committee (Chair) • Finance Committee OUTSIDE DIRECTORSHIPS: • Lexmark International, Inc., 2010–2016 • Unisys Corporation, 2008–2014
EXECUTIVE EXPERIENCE:
Mr. Coleman served as Executive Chairman of CIOX Health, a health information management firm, from November 2018 through December 2019. Mr. Coleman previously served as Chief Executive Officer of CIOX Health from May 2016 to June 2017. Mr. Coleman served as Chairman and Chief Executive Officer of Unisys Corporation from October 2008 to December 2014. He previously served as Chief Executive Officer of Gateway, Inc. from 2006 to 2008, as Senior Vice President and President of Enterprise Computing Solutions at Arrow Electronics from 2005 to 2006, and as Chief Executive Officer of CompuCom Systems, Inc. from 1999 to 2004 and as Chairman of the Board from 2001 to 2004. Earlier in his career, he held various leadership positions at Computer Sciences Corporation and IBM Corporation.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Coleman’s extensive executive management and leadership experience as a former chief executive officer of both private and publicly traded technology companies; strong strategic planning, financial, cybersecurity, information technology, customer relations, compensation, operations, environmental and sustainability and administrative skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Mr. Coleman should serve as a director of Ameren.
18	Ameren Corporation

Corporate Governance
Ward H. Dickson Executive Vice President and Chief Financial Officer of WestRock Company Director since: 2018 Age: 58	STANDING BOARD COMMITTEES: • Audit and Risk Committee • Finance Committee OUTSIDE DIRECTORSHIPS: • None
EXECUTIVE EXPERIENCE:
Mr. Dickson serves as Executive Vice President and Chief Financial Officer of WestRock Company. Mr. Dickson previously served as Executive Vice President and Chief Financial Officer of RockTenn Company, the predecessor of WestRock Company, from September 2013 to July 2015, and in various positions at Cisco Systems from February 2006 to September 2013, most recently as Senior Vice President of Finance.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Dickson’s extensive executive management and leadership experience as the chief financial officer of an industrial manufacturing company and senior officer of a technology company; extensive financial experience, including accounting, capital markets, capital structure, capital allocation, mergers and acquisitions and investor relations; significant risk management, cybersecurity, information technology, compensation, environmental and sustainability and administrative skills and experience; and contributions as a current Board and committee member, the Board concluded that Mr. Dickson should serve as a director of Ameren.
Noelle K. Eder Executive Vice President and Global Chief Information Officer of Cigna Corporation Director since: 2018 Age: 51	STANDING BOARD COMMITTEES: • Audit and Risk Committee • Nuclear, Operations and Environmental Sustainability Committee OUTSIDE DIRECTORSHIPS: • None
EXECUTIVE EXPERIENCE:
Ms. Eder serves as Executive Vice President and Chief Information Officer of CIGNA Corporation. From March 2018 to September 2020, Ms. Eder served as Executive Vice President and Chief Information and Digital Officer of Hilton Worldwide Holdings Inc. From November 2016 to March 2018, Ms. Eder served as Chief Card Customer Experience Officer of Capital One Financial Corporation, and from September 2014 to November 2016, Ms. Eder served as Executive Vice President, Card Customer Experience of Capital One Financial Corporation. Earlier in her career, Ms. Eder held various positions at Intuit Inc., including as Senior Vice President and Chief Customer Care Officer from May 2013 to August 2014.
SKILLS AND QUALIFICATIONS:
Based primarily on Ms. Eder’s extensive executive and leadership experience as the executive vice president and chief information and digital officer of a hospitality company; strong consumer-oriented, cybersecurity, digital, information technology, financial, risk management, and administrative skills and experience; and contributions as a current Board and committee member, the Board concluded that Ms. Eder should serve as a director of Ameren.
2021 Proxy Statement	19

Corporate Governance
Ellen M. Fitzsimmons Chief Legal Officer and Head of Enterprise Diversity of Truist Financial Corporation Director since: 2009 Age: 60	STANDING BOARD COMMITTEES: • Finance Committee • Nuclear, Operations and Environmental Sustainability Committee OUTSIDE DIRECTORSHIPS: • None
EXECUTIVE EXPERIENCE:
Ms. Fitzsimmons has served as Chief Legal Officer and Head of Enterprise Diversity of Truist Financial Corporation since December 2019, having previously served as Corporate Executive Vice President, General Counsel and Corporate Secretary of its predecessor, SunTrust Banks, Inc., since 2018. From 2003 to November 2017, Ms. Fitzsimmons served as Senior and Executive Vice President of Law and Public Affairs, General Counsel and Corporate Secretary of CSX Corporation, a transportation supplier, which she joined in 1991. Ms. Fitzsimmons oversaw all legal, government relations and public affairs activities for CSX. During Ms. Fitzsimmons’ tenure with SunTrust and CSX, her responsibilities included key roles in public affairs and corporate governance-related areas.
SKILLS AND QUALIFICATIONS:
Based primarily upon Ms. Fitzsimmons’ extensive executive and leadership experience as the chief legal officer with broad responsibilities at a major financial services provider and a major transportation supplier, including strong legal, government relations, public affairs, regulatory, accounting, financial, risk management, internal audit, compliance, corporate governance, compensation, human resources, inclusion, environmental and sustainability and administrative skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Ms. Fitzsimmons should serve as a director of Ameren.
Rafael Flores Retired Senior Vice President and Chief Nuclear Officer of Luminant Director since: 2015 Age: 65	STANDING BOARD COMMITTEES: • Nominating and Corporate Governance Committee • Nuclear, Operations and Environmental Sustainability Committee OUTSIDE DIRECTORSHIPS: • None
EXECUTIVE EXPERIENCE:
Mr. Flores joined Luminant, a private Texas-based electric utility, in 1983 and served as Senior Vice President and Chief Nuclear Officer from 2009 to 2015. In this position, he oversaw operations at the Comanche Peak Nuclear Power Plant in Texas, reported nuclear matters directly to Luminant’s nuclear oversight advisory board and represented Luminant with the Nuclear Regulatory Commission, the Institute of Nuclear Power Operations, the Nuclear Energy Institute and on various committees and working groups in the nuclear industry.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Flores’ extensive executive and leadership experience as senior vice president and chief nuclear officer of an electric utility; government relations, public affairs, regulatory, industry, risk management, compensation, operations and administrative skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Mr. Flores should serve as a director of Ameren.
20	Ameren Corporation

Corporate Governance
Richard J. Harshman Retired Executive Chairman, President and Chief Executive Officer of Allegheny Technologies Incorporated Director since: 2013 Lead Director since: 2018 Age: 64
STANDING BOARD COMMITTEES:
•
Human Resources Committee

•
Nuclear, Operations and Environmental Sustainability Committee (Chair)

OUTSIDE DIRECTORSHIPS:
•
Allegheny Technologies Incorporated, 2011–2019

•
PNC Financial Services Group, Inc., 2019–Present

EXECUTIVE EXPERIENCE:
Mr. Harshman served as Chairman, President and Chief Executive Officer of Allegheny Technologies Incorporated (ATI), a producer of specialty materials and components to the global electrical energy, aerospace and defense, oil and gas, chemical process industry, medical, and other diversified consumer and durable goods markets, from May 2011 through December 2018 and as Executive Chairman from January 2019 through May 2019. Prior to becoming Chairman, President and CEO, Mr. Harshman served as ATI’s President and Chief Operating Officer from August 2010 to May 2011, and Executive Vice President and Chief Financial Officer from December 2000 to August 2010.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Harshman’s extensive executive management and leadership experience as the chairman, president and chief executive officer, and previously the chief financial officer, of a specialty materials manufacturer; his significant strategic planning, financial, operations, regulatory, industry, customer relations, leadership development, talent acquisition and retention, compensation, environmental and sustainability and administrative skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Mr. Harshman should serve as a director of Ameren.
Craig S. Ivey Retired President of Consolidated Edison Company of New York, Inc. Director since: 2018 Age: 58	STANDING BOARD COMMITTEES: • Audit and Risk Committee • Nuclear, Operations and Environmental Sustainability Committee OUTSIDE DIRECTORSHIPS: • None
EXECUTIVE EXPERIENCE:
Mr. Ivey served as President of Consolidated Edison Company of New York, Inc. (Con Edison) from 2009 through 2017. Con Edison provides electric service to approximately 3.4 million customers and delivers gas to approximately 1.1 million customers in New York City and Westchester County; it also operates the largest steam distribution system in the United States for customers in New York City. He previously served in various positions at Dominion Resources, an electric utility company in Virginia, from 1985 to 2009, most recently as Senior Vice President for Transmission and Distribution.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Ivey’s extensive executive management and leadership experience as the president and senior vice president of regulated utility companies and his significant strategic planning, regulatory, industry, risk management, government relations, operations, environmental and sustainability and customer relations skills and experience; and contributions as a current Board and committee member, the Board concluded that Mr. Ivey should serve as a director of Ameren.
2021 Proxy Statement	21

Corporate Governance
James C. Johnson Retired General Counsel, Loop Capital Markets LLC Director since: 2005 Age: 68
STANDING BOARD COMMITTEES:
•
Human Resources Committee (Chair)

•
Nominating and Corporate Governance Committee

OUTSIDE DIRECTORSHIPS:
•
Hanesbrands Inc., 2006–Present

•
Energizer Holdings, Inc., 2013–Present

•
Edgewell Personal Care Company, 2015–Present

EXECUTIVE EXPERIENCE:
Mr. Johnson served as General Counsel of Loop Capital Markets LLC, a financial services firm, from November 2010 to December 2013. From 1998 until 2009, Mr. Johnson served in a number of responsible positions at The Boeing Company, an aerospace and defense firm, including serving as Vice President, Corporate Secretary and Assistant General Counsel from 2003 until 2007 and as Vice President and Assistant General Counsel, Commercial Airplanes, from 2007 until his retirement in March 2009. In February 2018, Mr. Johnson completed the NACD Cyber-Risk Oversight Program and earned the CERT Certificate in Cybersecurity Oversight, demonstrating his commitment to board-level cyber-risk oversight.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Johnson’s extensive executive management and leadership experience as the former general counsel of a financial services firm and as the former vice president, corporate secretary and assistant general counsel of an aerospace and defense firm; his strong legal, compliance, risk management, board-management relations, corporate governance, finance, regulatory and compensation skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Mr. Johnson should serve as a director of Ameren.
Steven H. Lipstein Retired President and Chief Executive Officer of BJC HealthCare Director since: 2010 Age: 65	STANDING BOARD COMMITTEES: • Human Resources Committee • Nominating and Corporate Governance Committee OUTSIDE DIRECTORSHIPS: • BJC HealthCare (non-profit organization), 1999–2017
EXECUTIVE EXPERIENCE:
Mr. Lipstein served as President and Chief Executive Officer of BJC HealthCare, one of the largest non-profit healthcare organizations in the United States, from 1999 through 2016, and as Chief Executive Officer through December 2017. From 1982 to 1999, Mr. Lipstein held various executive positions within The University of Chicago Hospitals and Health System and The Johns Hopkins Hospital and Health System. Mr. Lipstein served as Chairman of the Federal Reserve Bank of St. Louis from 2009 to 2011.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Lipstein’s extensive executive management and leadership experience as the former chief executive officer and president of a healthcare organization; strong strategic planning, banking, regulatory, financial, customer relations, operations, compensation, environmental and sustainability and administrative skills and experience; and tenure and contributions as a current Board and Board committee member, the Board concluded that Mr. Lipstein should serve as a director of Ameren.
22	Ameren Corporation

Corporate Governance
Leo S. Mackay, Jr. Senior Vice President, Ethics and Enterprise Assurance of Lockheed Martin Corporation Director since: 2020 Age: 59
STANDING BOARD COMMITTEES:
•
Audit and Risk Committee

•
Nuclear, Operations and Environmental Sustainability Committee

OUTSIDE DIRECTORSHIPS:
•
Cognizant Technology Solutions Corporation, October 2012–Present

EXECUTIVE EXPERIENCE:
Mr. Mackay has served as Senior Vice President, Ethics and Enterprise Assurance of Lockheed Martin Corporation, a global security and aerospace company, since August 2018, and also serves as the company’s chief sustainability officer. He previously held multiple senior leadership positions at Lockheed Martin, including Senior Vice President, Internal Audit, Ethics and Sustainability from June 2016 to July 2018, and Vice President, Ethics and Sustainability from July 2011 to July 2016. Prior to joining Lockheed Martin, Mr. Mackay served as chief operations officer of ACS State Healthcare, LLC. He also held leadership roles at the United States Department of Veterans Affairs and Bell Helicopter Textron, Inc.
SKILLS AND QUALIFICATIONS:
Based primarily upon Mr. Mackay’s extensive executive and leadership experience as a senior vice president and chief sustainability officer of a global security and aerospace company, including strong operations, regulatory, accounting, financial, risk management, internal audit, compliance, environmental and sustainability, governmental and administrative skills and experience, the Board concluded that Mr. Mackay should serve as a director of Ameren.
Board Composition and Refreshment
•
The Nominating and Corporate Governance Committee regularly evaluates the composition of the Board in light of the Company’s strategy and the tenure of the members of the Board.

•
Directors are permitted to stand for election until they reach the mandatory retirement age of 72. The Nominating and Corporate Governance Committee will review the appropriateness of continued service on the Board of Directors by such a director and make a recommendation to the Board of Directors and, if applicable, repeat such review annually thereafter. Mr. Wilson will retire from the Board, effective immediately following the 2021 Annual Meeting, in accordance with this policy.

•
In addition, the Corporate Governance Guidelines provide that a director who undergoes a significant change with respect to principal employment is required to notify the Nominating and Corporate Governance Committee and offer his or her resignation from the Board. The Nominating and Corporate Governance Committee will then evaluate the facts and circumstances and make a recommendation to the Board whether to accept the offered resignation or request that the director continue to serve on the Board.

2021 Proxy Statement	23

Corporate Governance
Board Effectiveness
The Board and the Nominating and Corporate Governance Committee have been actively focused on refreshment to ensure the Board continues to reflect an appropriate mix of skills, attributes and experiences.

Steps to improve Board Effectiveness	Outcomes

•
Regular evaluation of the Board in light of the Company’s strategy

•
Identify director candidates with diverse backgrounds and experiences

•
Retirement age policy

•
Commitment to robust director succession planning

•
Annual Board and committee performance self-evaluations

•
Average director tenure of approximately 7 years

•
>60% of Board nominees are gender or racially/ethnically diverse

•
Experience reflected in recent Board additions includes:

•
Customer relations experience

•
Cyber / IT / Digital experience

•
Environmental / Sustainability experience

•
Financial experience

•
Utilities / Regulatory / Governmental experience

•
Operations experience

•
Active executive

•
In 2020, the Nominating and Corporate Governance Committee engaged a nationally-recognized, leading third-party search firm to assist in identifying and evaluating potential director nominees. One independent director was added to the Board in 2020 following extensive search and evaluation processes that included robust succession planning discussions at nearly all of the 2020 meetings of the Nominating and Corporate Governance Committee and the Board of Directors.

Board Diversity
Consideration of Director Nominees
The Nominating and Corporate Governance Committee will consider director nominations from shareholders in accordance with the Company’s Policy Regarding Nominations of Directors (“Director Nomination Policy”), a copy of which can be found on the Company’s website. The Nominating and Corporate Governance Committee will consider as a candidate any director of the Company who has indicated to the Nominating and Corporate Governance Committee that he or she is willing to stand for reelection as well as any other person who is recommended by any shareholders of the Company who provide the required information and certifications within the time requirements, as set forth in the Director Nomination Policy. The Nominating and Corporate Governance Committee may also undertake its own search process for candidates and may retain the services of professional search firms or other third parties to assist in identifying and evaluating potential nominees.
24	Ameren Corporation

Corporate Governance
In considering a potential nominee for the Board, shareholders should note that in selecting candidates, the Nominating and Corporate Governance Committee endeavors to find individuals of high integrity who have a solid record of leadership and accomplishment in their chosen fields and who display the independence to effectively represent the best interests of all shareholders. Candidates are selected for their ability to exercise good judgment, to provide practical insights and diverse perspectives and to contribute to the regular refreshment of skill sets represented on the Board. Candidates also will be assessed in the context of the then-current composition of the Board, the average tenure of the Board, the operating requirements of the Company and the long-term interests of all shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee will, in connection with its assessment and recommendation of candidates for director, consider diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills), director tenure, board refreshment and such other factors as it deems appropriate given the then-current and anticipated future needs of the Board and the Company, and to maintain a balance of perspectives, qualifications, qualities and skills on the Board. In such cases, the Nominating and Corporate Governance Committee will direct its third-party search firm to provide a list of candidates dominated by certain underrepresented categories, such as women or racial or ethnic minorities. These focused searches have contributed to the diversity of the Company’s current Board. The Nominating and Corporate Governance Committee considers and assesses the implementation and effectiveness of its diversity policy in connection with Board nominations annually. Although the Nominating and Corporate Governance Committee may seek candidates that have different qualities and experiences at different times in order to maximize the aggregate experience, qualities and strengths of the Board members, nominees for each election or appointment of directors will be evaluated using a substantially similar process and under no circumstances will the Nominating and Corporate Governance Committee evaluate nominees recommended by a shareholder of the Company pursuant to a process substantially different than that used for other nominees for the same election or appointment of directors.
The Nominating and Corporate Governance Committee considers the following qualifications at a minimum in recommending to the Board potential new Board members, or the continued service of existing members:
•
the highest professional and personal ethics;

•
broad experience in business, government, education or technology;

•
ability to provide insights and practical wisdom based on their experience and expertise;

•
commitment to enhancing shareholder value;

•
sufficient time to effectively carry out their duties; their service on other boards of public companies should be limited to a reasonable number;

•
compliance with legal and regulatory requirements;

•
ability to develop a good working relationship with other Board members and contribute to the Board’s working relationship with senior management of the Company; and

•
independence; a substantial majority of the Board shall consist of independent directors, as defined by the Company’s Director Nomination Policy. See “— Board Structure — Director Independence” below.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules. In addition, because the Company is committed to maintaining its tradition of diversity and inclusion within the Board, each assessment and selection of director candidates will be made by the Nominating and Corporate Governance Committee in compliance with the Company’s policy of non-discrimination based on race, color, religion, sex, national origin, ethnicity, age, disability, veteran status, pregnancy, marital status, sexual orientation or any other reason prohibited by law. The Nominating and Corporate Governance Committee considers and assesses the implementation and effectiveness of its diversity policy in connection with Board nominations annually to assure that the Board contains an effective mix of individuals to best advance the Company’s long-term business interests.
2021 Proxy Statement	25

Corporate Governance
The Company’s Director Nomination Policy requires all directors standing for reelection to agree that in the event that any director fails to obtain the required majority vote at an annual meeting of shareholders, such director will tender his or her resignation as a director. The Nominating and Corporate Governance Committee will evaluate the best interests of the Company and its shareholders and will recommend to the Board the action to be taken with respect to such tendered resignation.
The Board’s Role and Responsibilities
Overview
The Board oversees the strategic direction of the Company in the long-term interests of the Company and its shareholders. The Board’s major responsibilities include:
•
Overseeing enterprise risk management, including sustainability and environment, social and governance matters;

•
Reviewing and approving strategic and operating plans, financial objectives and other significant actions;

•
Creating and maintaining an effective governance structure, including appropriate Board composition and planning for Board succession;

•
Overseeing our legal, regulatory and ethical compliance programs, including those relating to the preparation of financial statements and other public disclosures;

•
Evaluating CEO and senior management performance and determining executive compensation; and

•
Planning for CEO succession and monitoring management’s succession planning for other key executive officers.

Risk Oversight Process
Given the importance of monitoring risks, the Board has charged its Audit and Risk Committee with oversight responsibility of the Company’s overall enterprise risk management process, which includes the identification, assessment, mitigation and monitoring of risks on a Company-wide basis. Our enterprise risk management program is a comprehensive, consistently applied management framework that is designed to ensure all forms of risk and opportunity are identified, reported and managed in an effective manner. Risk management is embedded into business processes and key decision-making at all levels of the Company.
The Audit and Risk Committee meets on a regular basis to review enterprise risk management processes, at which time applicable members of senior management provide reports to the Audit and Risk Committee. The Audit and Risk Committee coordinates with other committees of the Board having primary oversight responsibility for specific risks (see “— BOARD COMMITTEES” below). Each of the Board’s standing committees receives regular reports from members of senior management concerning its assessment of Company risks within the purview of such committee. Each such committee also has the authority to engage independent advisers. The risks that are not specifically assigned to a Board committee are considered by the Audit and Risk Committee through its oversight of the Company’s enterprise risk management process. The Audit and Risk Committee then discusses with members of senior management methods to mitigate such risks.
Notwithstanding the Board’s oversight delegation to the Audit and Risk Committee, the entire Board is actively involved in risk oversight. The Audit and Risk Committee annually reviews for the Board which committees maintain oversight responsibilities described above and the overall effectiveness of the enterprise risk management process. In addition, at each of its meetings, the Board receives a report from the Chair of the Audit and Risk Committee, as well as from the Chair of each of the Board’s other standing committees identified below, each of which is chaired by an independent director in accordance with the committee charters. Through the process outlined above, the Board believes that its leadership structure provides effective oversight of the Company’s risk management.
26	Ameren Corporation

Corporate Governance
RISK MANAGEMENT OVERSIGHT STRUCTURE

Board of Directors

- Oversees all significant enterprise risks

Audit and Risk Committee

- Enterprise risk management processes, including strategic, operational, and cybersecurity risks.
- Financial and accounting matters, including the independent registered public accountants, compliance with legal and regulatory requirements, and financial reporting and internal controls systems.

Finance Committee

- Financial affairs of the Company and its subsidiaries, including liquidity and financing matters, major capital investments and other significant transactions.

Human Resources Committee

- Compensation practices and policies relating to the CEO and executive management.
- Human capital management practices and policies, including diversity, equity and inclusion.

Nominating and Corporate Governance Committee

- Corporate governance, including Board and committee composition, key corporate governance policies and procedures, and public affairs matters.

Nuclear, Operations and Environmental Sustainability Committee

- Risks relating to the operation of the Company's nuclear and other electric generation and electric and gas transmission and distribution services, including regulatory, reputation, business continuity, and environmental sustainability risks, including those related to climate change and water resource management.

Consideration of Risks Associated with Environmental, Social and Governance Matters
We are committed to operating in a sustainable manner and are doing this by carefully balancing our key responsibilities to our customers and the communities we serve, our employees, our shareholders, and the environment. Reflecting this balanced approach to sustainability, Ameren’s commitment to strong corporate governance includes policies and principles that integrate ESG matters into our broader risk management and strategic planning initiatives. We are focused on ensuring that our corporate governance and enterprise risk management practices protect and enhance long-term shareholder value and reflect our environmental stewardship.
Working closely with the Nuclear, Operations and Environmental Sustainability Committee, the full Board of Directors oversees environmental matters as they relate to policy and strategy, including those related to planning for the potential implications of climate-related risks. The Board routinely considers environmental issues (including climate issues) and assesses how they impact the Company’s operations, strategies and risk profile. The Board is similarly focused on the Company’s social impact and regularly reviews the Company’s strategic initiatives that support its commitments to provide safe, reliable and affordable service for the communities in which the Company operates, including the development of a safety-first culture, charitable contributions and other economic support for customers and communities, and supplier and workforce diversity programs. The Company’s directors engage in vigorous discussions regarding these issues in which they express and consider diverse points of view. The Board has a depth and range of skills that make it well-positioned to address the risks and opportunities associated with environmental, social and governance issues. These include extensive energy industry, operational, strategic planning, financial, cyber, and regulatory experience, as well as environmental, sustainability and legal expertise. In addition to the Board’s direct oversight, standing committees of the Board have the following responsibilities:
•
The Audit and Risk Committee oversees Ameren’s enterprise risk management program, which includes strategic, operational and cybersecurity risks, as well as the processes, guidelines, and policies for identifying, assessing, monitoring, and mitigating such risks.

•
The Nuclear, Operations and Environmental Sustainability Committee oversees and reviews the Company’s operations, including safety, performance, environmental and compliance issues, and risks, policies, and performance related to environmental sustainability matters, including those related to climate change and water resource management. Senior management updates the Nuclear, Operations and Environmental Sustainability Committee on all aspects of the Company’s operations throughout the year, including long-term generation planning, compliance with environmental regulations and environmental sustainability matters.

2021 Proxy Statement	27

Corporate Governance
•
The Nominating and Corporate Governance Committee oversees the Company’s corporate governance, which includes review of the Company’s proxy statements, shareholder proposals, the Company’s responses to shareholder proposals and any reports the Company issues in response to shareholder proposals.

•
The Human Resources Committee oversees executive compensation practices and policies, including the integration of environmental, social and governance measures, and human capital management practices and policies, including those related to diversity, equity and inclusion.

We provide extensive information regarding our sustainability initiatives through our website, including in our annual sustainability report, our responses to the annual climate change and water surveys conducted by CDP, an ESG investor presentation, and our filings with the SEC. In addition, we were among the initial steering committee members of and annually produce a report in accordance with the Edison Electric Institute’s (“EEI”) and American Gas Association’s ESG and sustainability-related reporting program. This program has developed a reporting framework to enable utility companies to provide the financial sector with key ESG and sustainability information on a more uniform and consistent basis. The EEI/AGA reporting framework includes both a quantitative section with data on recent greenhouse gas emissions, as well as a 2005 baseline for comparison, and a qualitative section with a discussion of the company’s ESG and sustainability strategy and governance. Our EEI/AGA ESG/Sustainability reports under this framework, which are available on our website at www.amereninvestors.com, include greenhouse gas emissions data and other ESG data. We also issue a periodic climate risk report that includes analysis of the impact of technological and policy changes that are consistent with limiting global warming and have published a report on our responsible management of coal combustion residuals. Additionally, we have posted a Task Force on Climate-related Financial Disclosures (TCFD) mapping of sustainability data on Ameren.com. Neither our website nor any of the reports or information included therein, including the reports and documents mentioned in this paragraph are incorporated by reference to this proxy statement.
Human Capital Management
In 2018, the Human Resources Committee charter was amended to provide that the Human Resources Committee will review and discuss with management the Company’s human capital management practices and policies, including diversity and inclusion initiatives. In 2020, the Human Resources Committee charter was further amended to expand the Committee’s oversight of human capital management practices and policies to also include matters related to workforce equity. In accordance with these responsibilities, the Human Resources Committee receives regular updates from management regarding key human capital risks and initiatives, including those that relate to diversity, equity and inclusion, workforce demographics and pay equity, organizational structure and leadership development. In 2020, the Board also held a focused development session regarding the Company’s initiatives to drive strategy execution through the Company’s culture, including the overall workforce strategy and related risks, diversity, equity and inclusion, and processes used by management to assess progress on strategic culture initiatives.
Management Succession Planning
The Board, consulting with the Human Resources Committee, the Chairman and Chief Executive Officer and others, as it considers appropriate, establishes and reviews policies and procedures regarding succession to the Chief Executive Officer position in the event of emergency or retirement. In furtherance thereof, the Board and the Human Resources Committee meet periodically in executive session to plan for succession with respect to the position of Chief Executive Officer and to monitor management’s succession planning for other key executives.
Consideration of Risks Associated with Compensation
In evaluating the material elements of compensation available to executives and other Company employees, the Human Resources Committee takes into consideration whether the Company’s compensation policies and practices may incentivize behaviors that might lead to excessive risk taking. The Human Resources Committee, with the assistance of its independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), and Company management, reviews the Company’s compensation policies and practices each year for design features that have the potential to encourage excessive risk taking. The program contains multiple design features that manage or mitigate these potential risks, including:
28	Ameren Corporation

Corporate Governance
•
an appropriate balance of fixed and variable pay opportunities;

•
caps on incentive plan payouts;

•
the use of multiple performance measures in the compensation program;

•
measurement of performance at the corporate level;

•
a mix between short-term and long-term incentives, with an emphasis for executives on rewarding long-term performance;

•
Committee discretion regarding individual executive awards;

•
oversight by non-participants in the plans;

•
a code of conduct, internal controls and other measures implemented by the Company;

•
anti-hedging and anti-pledging policies for executives;

•
a clawback provision in the 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”) and the 2006 Omnibus Incentive Compensation Plan (the “2006 Plan”) that applies to annual and long-term incentive plan grants; and

•
stock ownership requirements applicable to members of the Company’s management team (including the NEOs, other officers who are subject to reporting under Section 16 of the Securities Exchange Act of 1934 (collectively, the “Section 16 Officers”), and other members of the Company’s Senior Leadership Team) and stock ownership guidelines applicable to all other members of the Company’s management team.

Based upon the above considerations, the Human Resources Committee determined that the Company’s compensation policies and practices are not reasonably likely to create risks that have a material adverse effect on the Company.
Shareholder Outreach and Engagement
The Company maintains an active shareholder engagement program to ensure regular communication with shareholders regarding areas of interest or concern. Each year, we conduct outreach to shareholders owning a significant percentage of our outstanding shares of Common Stock.
The Company’s outreach meetings typically focus on its governance practices, executive compensation, and environmental stewardship, including related risk management and oversight practices. Shareholder feedback and suggestions that we receive are reported to the Nominating and Corporate Governance Committee, the Human Resources Committee, the Nuclear, Operations and Environmental Sustainability Committee, or the entire Board, as applicable, for consideration. Our recent engagement efforts have influenced:
•
the addition of oversight responsibilities for environmental sustainability for the Nuclear, Operations and Environmental Sustainability Committee, as discussed in more detail under “— The Board’s Role and Responsibilities — Consideration of Risks Associated with Environmental, Social and Governance Matters” above;

•
the development and issuance of our reports regarding climate risk and coal ash management;

•
the incorporation of an environmental metric into our long-term incentive compensation program;

•
our sustainability reporting, including the information presented in our EEI/AGA ESG/Sustainability reports and a new ESG investor presentation;

•
the development of Ameren Missouri’s 2020 integrated resource plan;

•
the creation of an annual Community Voices stakeholder event;

•
the presentation of an enhanced director skills matrix in the proxy statement;

•
the presentation of an expanded discussion of our Board of Director refreshment process in the proxy statement; and

•
the terms of our shareholder special meeting by-law that was adopted in February 2017.

2021 Proxy Statement	29

Corporate Governance
Board Structure
Board Leadership Structure
The Company’s By-Laws and Corporate Governance Guidelines delegate to the Board of Directors the right to exercise its discretion to either separate or combine the offices of Chairman of the Board and Chief Executive Officer. The Board annually considers the appropriate leadership structure for the Company and has concluded that the Company and its shareholders are best served by the Board retaining discretion to determine whether the same individual should serve as both Chairman of the Board and Chief Executive Officer. This decision is based upon the Board’s determination of what is in the best interests of the Company and its shareholders, in light of then-current and anticipated future circumstances and taking into consideration succession planning, skills and experience of the individual(s) filling those positions, and other relevant factors. The independent members of the Board have determined that the Board leadership structure that is most appropriate at this time, given the specific characteristics and circumstances of the Company and the skills and experience of Mr. Baxter, is a leadership structure that combines the roles of Chairman of the Board and Chief Executive Officer with Mr. Baxter filling those roles for the following primary reasons:
•
such a Board leadership structure with combined Chairman and Chief Executive Officer roles has previously served the Company and its shareholders well, and the Board expects that the structure will continue to serve them well, based primarily on Mr. Baxter’s background, skills and experience, as detailed in his biography above;

•
pursuant to the Company’s Corporate Governance Guidelines, when the Chairman of the Board is the Chief Executive Officer or an employee of the Company, the Company has a designated independent Lead Director (as defined and discussed below), selected by the Company’s Nominating and Corporate Governance Committee and ratified by vote of the independent directors, with clearly delineated and comprehensive duties and responsibilities as set forth in the Company’s Corporate Governance Guidelines, which provides the Company with a strong and appropriate counterbalancing governance and leadership structure that is designed so that independent directors exercise oversight of the Company’s management and key issues, including strategy and risk;

•
only independent directors chair and serve on all standing Board committees, including the Audit and Risk Committee, the Human Resources Committee and the Nominating and Corporate Governance Committee;

•
independent directors hold executive sessions of the Board at every regularly scheduled Board meeting that are led by the Lead Director, outside the presence of the Chairman, the Chief Executive Officer or any other Company employee, and meet in private session with the Chief Executive Officer at every regularly scheduled Board meeting;

•
the Company has established a Policy Regarding Communications to the Board of Directors for all shareholders and other interested parties;

•
a non-independent Chairman of the Board continues to be the principal board leadership structure among public companies in the United States, including the Company’s peer companies; and

•
there is no empirical evidence that separating the roles of Chairman and Chief Executive Officer improves returns for shareholders.

The Board recognizes that, depending on the specific characteristics and circumstances of the Company, other leadership structures might also be appropriate. A Board leadership structure that separates the roles of Chairman of the Board and Chief Executive Officer has previously served the Company and its shareholders well and may serve them well in the future. The Company is committed to reviewing this determination on an annual basis.
According to the Company’s Corporate Governance Guidelines, when the Chairman of the Board is the Chief Executive Officer or an employee of the Company, the Nominating and Corporate Governance Committee of the Board of Directors will select an independent director to preside at or lead the executive sessions (which selection will be ratified by vote of the independent directors of the Board of Directors) (the “Lead Director”). The Company’s Corporate Governance Guidelines provide that the Lead Director will serve a one-year term and that it is expected that the Lead Director will serve at least three and no more than five consecutive terms in order to facilitate the rotation of the Lead Director position while maintaining experienced leadership. The Company’s Corporate Governance Guidelines set forth the authority, duties and responsibilities of the Board of Directors’ Lead Director as follows:
30	Ameren Corporation

Corporate Governance
•
preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•
convene and chair meetings of the independent directors in executive session at each Board meeting;

•
solicit the non-management directors for advice on agenda items for meetings of the Board;

•
serve as a liaison between the Chairman and Chief Executive Officer and the independent directors;

•
call meetings of the independent directors;

•
collaborate with the Chairman and Chief Executive Officer in developing the agenda for meetings of the Board and approve such agendas;

•
consult with the Chairman and Chief Executive Officer on and approve information that is sent to the Board;

•
collaborate with the Chairman and the Chief Executive Officer and the Chairs of the standing Board committees in developing and managing the schedule of meetings of the Board and approve such schedules to assure that there is sufficient time for discussion of all agenda items; and

•
if requested by major shareholders, ensure that he or she is available for consultation and direct communication.

In performing the duties described above, the Lead Director is expected to consult with the Chairs of the appropriate Board committees and solicit their participation. The Lead Director also performs such other duties as may be assigned to the Lead Director by the Company’s By-Laws or the Board of Directors.
Director Independence
Pursuant to NYSE listing standards, the Company’s Board of Directors has adopted a formal set of categorical independence standards with respect to the determination of director independence. These standards are set forth in the Company’s Director Nomination Policy. The provisions of the Director Nomination Policy regarding director independence meet and in some areas exceed the NYSE listing standards. In accordance with the Director Nomination Policy, in order to be considered independent a director must be determined to have no material relationship with the Company other than as a director.
The Director Nomination Policy specifies the criteria by which the independence of our directors will be determined.
Under the Director Nomination Policy, an “independent director” is one who:
•
has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company;

•
is not an employee of the Company and no member of his or her immediate family is an executive officer of the Company;

•
has not been employed by the Company and no member of his or her immediate family has been an executive officer of the Company during the past three years;

•
has not received and no member of his or her immediate family has received more than $120,000 per year in direct compensation from the Company in any capacity other than as a director or as a pension for prior service during the past three years;

•
is not currently a partner or employee of a firm that is the Company’s internal or external auditor; does not have an immediate family member who is a current partner of the Company’s internal or external auditor; does not have an immediate family member who is a current employee of the Company’s internal or external auditor and who personally works on the Company’s audit; and for the past three years has not, and no member of his or her immediate family has been a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit within that time;

•
is not and no member of his or her immediate family is currently, and for the past three years has not been, and no member of his or her immediate family has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director or an immediate family member of the director;

2021 Proxy Statement	31

Corporate Governance
•
is not an executive officer or an employee, and no member of his or her immediate family is an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single year, exceeds the greater of $1 million or two percent of such other company’s consolidated revenues during any of the past three years;

•
is free of any relationships with the Company that may impair or appear to impair his or her ability to make independent judgments; and

•
is not and no member of his or her immediate family is employed as an executive officer of a charitable organization that receives contributions from the Company or a Company charitable trust, in an amount which exceeds the greater of $1 million or two percent of such charitable organization’s total annual receipts.

For purposes of determining a “material relationship,” the following standards are utilized:
•
any payments by the Company to a director’s primary business affiliation or the primary business affiliation of an immediate family member of a director for goods or services, or other contractual arrangements, must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

•
the aggregate amount of such payments must not exceed two percent of the Company’s consolidated gross revenues; provided, however, there may be excluded from this two percent standard payments arising from (a) competitive bids which determined the rates or charges for the services and (b) transactions involving services at rates or charges fixed by law or governmental authority.

For purposes of these independence standards, (i) immediate family members of a director include the director’s spouse, parents, stepparents, children, stepchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone (other than domestic employees) who shares the director’s home and (ii) the term “primary business affiliation” means an entity of which the director or the director’s immediate family member is a principal/executive officer or in which the director or the director’s immediate family member holds at least a five percent equity interest.
In accordance with the Director Nomination Policy, the Board undertook its annual review of director and director nominee independence. During this review, the Board considered transactions and relationships between each director and director nominee or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between directors, nominees or any member of their immediate family (or any entity of which a director, director nominee or an immediate family member is an executive officer, general partner or significant equity holder). As provided in the Director Nomination Policy, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director or nominee is independent.
In evaluating the independence of directors, the Board considered all transactions between the Company and entities with which the directors and nominees are associated. Directors Brinkley, Dickson, Eder, Harshman and Johnson are affiliated with companies that purchased services from and/or sold services to the Company or its subsidiaries, which services were either rate-regulated or competitively bid. Directors Brinkley, Eder, Fitzsimmons, and Harshman are affiliated with companies that purchased services from and/or sold services to the Company or its subsidiaries, which services were not rate-regulated or competitively bid but which were entered into in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. In each case, the Board determined that the transactions were significantly below the thresholds under the director independence standards, under the NYSE requirements, and under the Company’s own standard for determining “material relationships” and did not affect the directors’ independence.
The Board also reviewed all contributions made by the Company and its subsidiaries to charitable organizations with which the directors or their immediate family members serve as an executive officer. The Board determined that the contributions were consistent with similar contributions, were approved in accordance with the Company’s normal procedures and were under the thresholds of the director independence requirements.
All of the referenced transactions discussed above were ordinary course commercial transactions made on an arm’s-length basis and on terms comparable to those generally available to unaffiliated third parties under the same or similar circumstances. The Board
32	Ameren Corporation

Corporate Governance
considered each of these transactions and relationships and determined that none of them was material or affected the independence of directors involved under either the general independence standards contained in the NYSE’s listing standards or the categorical standards contained in our Director Nomination Policy.
As a result of this review, the Board, at its meeting in February 2021, affirmatively determined that the following directors are independent under the standards set forth in the Director Nomination Policy: Cynthia J. Brinkley, Catherine S. Brune, J. Edward Coleman, Ward H. Dickson, Noelle K. Eder, Ellen M. Fitzsimmons, Rafael Flores, Richard J. Harshman, Craig S. Ivey, James C. Johnson, Steven H. Lipstein and Leo S. Mackay, Jr.; and that Warner L. Baxter, as President and Chief Executive Officer of the Company, is not independent under the Director Nomination Policy. The Board also determined that Stephen R. Wilson, who is currently a director of the Company but who is not standing for reelection and will retire as of the Annual Meeting in accordance with the Board’s retirement age policy, is independent under such standards.
As required under the terms of their respective charters, all members of the Audit and Risk Committee, the Human Resources Committee, the Nominating and Corporate Governance Committee, the Nuclear, Operations and Environmental Sustainability Committee and the Finance Committee of the Board of Directors are independent under the standards set forth in the Director Nomination Policy.
Executive Sessions of Independent Directors
The independent directors meet privately in executive sessions to consider such matters as they deem appropriate, without management being present, as a routinely scheduled agenda item for every Board meeting. During 2020, all directors other than Mr. Baxter were independent (see “— Board Structure — Director Independence” above). Richard J. Harshman, who currently serves as the Lead Director, presides at the executive sessions. The Lead Director’s duties also include those detailed under “— Board Structure — Board Leadership Structure” above.
Board Committees
The Board of Directors has a standing Audit and Risk Committee, Human Resources Committee, Nominating and Corporate Governance Committee, Nuclear, Operations and Environmental Sustainability Committee and Finance Committee, the chairs and members of which are recommended by the Nominating and Corporate Governance Committee, appointed annually by the Board and are identified below. Each committee is comprised entirely of non-management directors, each of whom the Board of Directors has determined to be “independent” as defined by the relevant provisions of the Sarbanes-Oxley Act of 2002, the NYSE listing standards and the Director Nomination Policy. A more complete description of the duties of each standing Board committee is contained in each standing Board committee’s charter available at www.amereninvestors.com/corporate-governance.
2021 Proxy Statement	33

Corporate Governance
Audit and Risk Committee

Meetings in 2020: 13*
Chair
J. Edward Coleman
Members1
Catherine S. Brune
Ward H. Dickson
Noelle K. Eder
Craig S. Ivey
Leo S. Mackay, Jr.
Each of J. Edward Coleman and Ward H. Dickson qualifies as an “audit committee financial expert” as that term is defined by the SEC.
*The Committee holds regular meetings in advance of each regular Board meeting, including meetings focused on cybersecurity matters, in addition to meetings to review the Company’s Form 10-K and Form 10-Q filings.

•
Appoints and oversees the independent registered public accountants; pre-approves all audit, audit-related services and non-audit engagements with independent registered public accountants.

•
Ensures that the lead and concurring audit partners of the independent accountants are rotated at least every five years, as required by the Sarbanes-Oxley Act of 2002; considers a potential rotation of the independent accountant firm.

•
Evaluates the qualifications, performance and independence of the independent accountant, including a review and evaluation of the lead partner of the independent accountant, taking into account the opinions of management and the Company’s internal auditors, and presents its conclusions to the full Board on an annual basis.

•
Approves the annual internal audit plan, annual staffing plan and financial budget of the internal auditors; reviews with management the design and effectiveness of internal controls over financial reporting.

•
Reviews with management and independent registered public accountants the scope and results of audits and financial statements, disclosures and earnings press releases.

•
Reviews with management and independent registered public accountants the Company’s critical accounting policies, significant changes in the selection or application of accounting principles, the effect of regulatory and accounting initiatives on the Company’s consolidated financial statements, and critical audit matters addressed during the audit.

•
Reviews the appointment, replacement, reassignment or dismissal of the leader of internal audit or approves the retention of, and engagement terms for, any third-party provider of internal audit services; reviews the internal audit function.

•
Reviews with management the enterprise risk management processes, which include the identification, assessment, mitigation and monitoring of risks, including strategic, operational and cybersecurity risks, on a Company-wide basis.

•
Coordinates its oversight of enterprise risk management with other Board committees having primary oversight responsibilities for specific risks.

•
Oversees an annual audit of the Company’s political contributions; performs other actions as required by the Sarbanes-Oxley Act of 2002, the NYSE listing standards and its Charter.

•
Reviews with management the results of any cybersecurity risk assessments or audits, reports of investigations into significant cybersecurity events and assessments of the Company’s insurance coverage for significant cybersecurity operational risks.

•
Reviews investigatory, legal and regulatory matters that may have a material effect on financial statements.

•
Establishes a system by which employees may communicate directly with members of the Committee about accounting, internal controls and financial reporting deficiency.

•
Oversees the Company’s enterprise ethics and compliance program, including the Code of Ethics applicable to all of the Company’s directors, officers and employees, and the Company’s Supplemental Code of Ethics for Principal Executive and Senior Financial Officers (see “— Board Practices, Policies and Processes — Corporate Governance Guidelines and Policies, Committee Charters and Codes of Conduct” below); the identification and adherence to compliance obligations; and Company governance processes and policies.

1
If reelected at the annual meeting, Craig S. Ivey will no longer serve as a member of the Audit and Risk Committee.

34	Ameren Corporation

Corporate Governance
Human Resources Committee
Meetings in 2020: 8 Chair James C. Johnson Members Cynthia J. Brinkley Richard J. Harshman Steven H. Lipstein Stephen R. Wilson
•
Reviews and approves objectives relevant to the compensation of the Chief Executive Officer of the Company and Presidents of its subsidiaries as well as other executive officers.

•
Administers and approves awards under the incentive compensation plan.

•
Administers and approves incentive compensation plans, executive employment agreements, if any, severance agreements and change of control agreements.

•
Reviews with management, and prepares an annual report regarding, the Compensation Discussion and Analysis section of the Company’s Form 10-K and proxy statement.

•
Acts on important policy matters affecting personnel; recommends to the Board amendments to those pension plans sponsored by the Company or any of its subsidiaries, except as otherwise delegated.

•
Reviews with management the Company’s human capital management practices, including diversity, equity and inclusion initiatives.

•
Performs other actions as required by the NYSE listing standards and its Charter, including the retention of outside compensation consultants and other outside advisors.

•
Reviews the Company’s compensation policies and practices to determine whether they encourage excessive risk taking.

•
Assists the Board of Directors in overseeing the development of executive succession plans.

Nominating and Corporate Governance Committee
Meetings in 2020: 7 Chair Catherine S. Brune Members1 Rafael Flores James C. Johnson Steven H. Lipstein
•
Adopts policies and procedures for identifying and evaluating director nominees; identifies and evaluates individuals qualified to become Board members and director candidates, including individuals recommended by shareholders.

•
Oversees the annual self-assessments of the Board and its committees.

•
Reviews the Board’s policy for director compensation and benefits.

•
Establishes a process by which shareholders and other interested persons will be able to communicate with members of the Board.

•
Develops and recommends to the Board corporate governance guidelines; oversees the Company’s Related Person Transactions Policy (see “— Board Practices, Policies and Processes — Related Person Transactions Policy” below).

•
Assures that the Company addresses relevant public affairs issues from a perspective that emphasizes the interests of its key constituents (including, as appropriate, shareholders, employees, communities and customers); reviews and recommends to the Board shareholder proposals for inclusion in proxy materials.

•
Reviews semi-annually with management the performance for the immediately preceding six months regarding constituent relationships (including, as appropriate, relationships with shareholders, employees, communities and customers).

•
Performs other actions as required by the NYSE listing standards and its Charter, including the retention of independent legal counsel and other advisors.

1
If reelected at the annual meeting, Noelle K. Eder will join the Nominating and Corporate Governance Committee.

2021 Proxy Statement	35

Corporate Governance
Nuclear, Operations and Environmental Sustainability Committee
Meetings in 2020: 6 Chair Richard J. Harshman Members1 Cynthia J. Brinkley Noelle K. Eder Ellen M. Fitzsimmons Rafael Flores Craig S. Ivey Leo S. Mackay, Jr.
•
Oversees and reviews the Company’s nuclear and other electric generation and electric and gas transmission and distribution operations, including safety (including emergency preparedness and response), environmental matters, plant physical and cyber security, performance and compliance issues and risk management policies and practices related to such operations.

•
Reviews the impact of any significant changes in, and oversees compliance with, laws, regulations and standards specifically related to the Company’s facilities and operations.

•
Reviews the results of major inspections and evaluations by regulatory agencies and oversight groups and management’s response thereto.

•
Reviews the Company’s policies, practices, programs and performance related to environmental sustainability, as well as significant communications and reporting to stakeholders regarding environmental sustainability matters.

•
Reviews and reports to the Board on the effectiveness of management in operating and managing, and the principal risks (including regulatory, reputational, business continuity, and environmental sustainability risks, including those related to climate change and water resource management) related to the Company’s operating facilities, including the Company’s nuclear energy center.

•
Reviews and provides input to the Human Resources Committee on appropriate safety, environmental sustainability and operational goals to be included in the Company’s executive compensation programs and plans.

•
Performs other actions as required by its Charter, including the retention of legal, accounting or other advisors.

1
If reelected at the annual meeting, Noelle K. Eder will no longer serve as a member of the Nuclear, Operations and Environmental Sustainability Committee.

Finance Committee
Meetings in 2020: 5 Chair Stephen R. Wilson1 Members2 J. Edward Coleman Ward H. Dickson Ellen M. Fitzsimmons
•
Oversees overall financial policies and objectives of the Company and its subsidiaries, including capital project review and approval of financing plans and transactions, investment policies and rating agency objectives.

•
Reviews and makes recommendations regarding the Company’s dividend policy.

•
Reviews and recommends to the Board the capital budget of the Company and its subsidiaries; reviews, approves and monitors all capital projects with estimated capital expenditures of between $25 million and $50 million; recommends to the Board and monitors all capital projects with estimated capital costs in excess of $50 million.

•
Reviews and recommends to the Board the Company’s and its subsidiaries’ debt and equity financing plans.

•
Oversees the Company’s commodity risk assessment process, system of controls and compliance with established risk management policies and procedures.

•
Performs other actions as required by its Charter, including the retention of legal, accounting or other advisors.

1
If reelected at the annual meeting, Ward H. Dickson will succeed Stephen R. Wilson as Chair of the Finance Committee.

2
If reelected at the annual meeting, Craig S. Ivey will join the Finance Committee.

36	Ameren Corporation

Corporate Governance
Board Practices, Policies and Processes
History of Commitment to Good Governance Practices
The Company has a history of strong corporate governance practices and is continuously focused on ensuring that its corporate governance practices protect and enhance long-term shareholder value. The Company’s commitment to good corporate governance is demonstrated through practices such as:

BOARD OF DIRECTORS
Our entire Board is elected annually.

A majority voting standard is used to elect all directors.

Our Board is comprised entirely of independent directors, except for our CEO.

We have an independent Lead Director with clearly delineated and comprehensive duties and responsibilities.

We maintain a director retirement age of 72.

We require directors who undergo a significant change in their principal employment to offer their resignation to the Nominating and Governance Committee for its consideration.

Only independent directors chair and serve on all standing Board committees, including the Audit and Risk Committee, the Human Resources Committee and the Nominating and Corporate Governance Committee of the Board. Each committee operates under a written charter that has been approved by the Board and is reviewed annually.

Our independent directors hold executive sessions of the Board at every regularly scheduled Board meeting that are led by the Lead Director, outside the presence of the Chairman, the Chief Executive Officer or any other Company employee, and meet in private session with the Chief Executive Officer at every regularly scheduled Board meeting.

The Board and each of the Board committees annually reviews its performance, structure and processes in order to assess how effectively it is functioning.

The Board conducts succession planning on an annual basis and regularly focuses on senior executive development.

The Board, and the Audit and Risk Committee of the Board, regularly consider key risks facing and regulations applicable to the Company.

SHAREHOLDER RIGHTS
Shareholders representing not less than 25% of the Company’s outstanding Common Stock have the right to call a special meeting of shareholders.

We have implemented proxy access for a single shareholder, or a group of up to 20 shareholders, who have held 3% of the Company’s stock for at least 3 years to nominate the greater of 20% of the Board and two directors.

We do not have a shareholder rights plan (“poison pill”) in place.

Other than a super-majority requirement (66.67%) to approve mergers as provided by Missouri state statute, we have no super-majority voting requirement for shareholder action.

Our directors may be removed without cause.

2021 Proxy Statement	37

Corporate Governance
Corporate Governance Guidelines and Policies, Committee Charters and Codes of Ethics
The Board of Directors has adopted Corporate Governance Guidelines, a Director Nomination Policy, a Policy Regarding Communications to the Board of Directors, a Related Person Transactions Policy and written charters for its Audit and Risk Committee, Human Resources Committee, Nominating and Corporate Governance Committee, Nuclear, Operations and Environmental Sustainability Committee and Finance Committee. The Board of Directors also has adopted the Company’s Code of Ethics applicable to all of the Company’s directors, officers and employees and the Company’s Supplemental Code of Ethics for Principal Executive and Senior Financial Officers. These documents and other items relating to the governance of the Company can be found on our website at www.amereninvestors.com/corporate-governance. These documents are also available in print free of charge to any shareholder who requests them from the Office of the Company’s Secretary.
Policy Regarding Communications to the Board of Directors
The Board of Directors has adopted a policy for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons who desire to communicate with the Company’s directors or a particular director may write to our principal executive offices, to the attention of the Head of Investor Relations: Ameren Corporation, Mail Code 202, 1901 Chouteau Avenue, St. Louis, Missouri 63103. E-mail communications to directors should be sent to directorcommunication@ameren.com. All communications must be accompanied by the following information: if the person submitting the communication is a shareholder, a statement of the number of shares of the Company’s Common Stock that the person holds; if the person submitting the communication is not a shareholder and is submitting the communication to the Lead Director or the non-management directors as an interested party, the nature of the person’s interest in the Company; any special interest, meaning an interest not in the capacity of a shareholder of the Company, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication. Communications received from shareholders and other interested persons to the Board of Directors will be reviewed by the Head of Investor Relations, or such other person designated by all non-management members of the Board, and if such communications are not solicitations, advertisements or other forms of mass mailings, they will be forwarded by the Office of the Secretary to the Lead Director or applicable Board member or members as expeditiously as reasonably practicable.
Annual Assessment of Board, Board Committee and Individual Director Performance
The Board of Directors annually reviews its performance, structure and processes in order to assess how effectively it is functioning. This assessment is implemented and administered by the Nominating and Corporate Governance Committee through an annual Board evaluation. Further, each of the Audit and Risk Committee, Human Resources Committee, Nominating and Corporate Governance Committee, Nuclear, Operations and Environmental Sustainability Committee and Finance Committee of the Board conducts an annual evaluation of its performance. After reviewing the Board evaluations, the Lead Director discusses the Board’s effectiveness with each director individually. The Lead Director reports to the Board on the Board evaluations, and each committee chair reports to the applicable committee on the committee evaluations. The full Board of Directors discusses the Board evaluation and committee evaluation reports to determine what, if any, action could improve (1) Board and Board committee performance and (2) if necessary, a director’s performance as it relates to the overall effectiveness of the Board.
In addition to the performance evaluations described above, the Nominating and Corporate Governance Committee also reviews annually the performance of all incumbent directors who are eligible for reelection at the Company’s next annual meeting of shareholders.
38	Ameren Corporation

Corporate Governance
Board and Committee Meetings and Annual Meeting Attendance
The Board of Directors held ten meetings during 2020. Each director attended at least 75 percent of the total meetings of the Board and Board committees on which he or she served during the year. The average attendance rate of all directors at Board and Board committee meetings in 2020 was over 99 percent.
The Company has adopted a policy under which Board members are expected to attend each shareholders’ meeting. At the 2020 annual meeting of shareholders, all of the then-incumbent directors were in attendance.
Standing Board Committee Governance Practices
The standing Board committees focus on good governance practices. These include:
requiring several meetings to discuss important decisions;
receiving meeting materials well in advance of meetings; and
conducting executive sessions with committee members only.
Director Orientation and Development
Pursuant to the Company’s Corporate Governance Guidelines, the Company provides an orientation program for newly elected directors of the Company. The program, which is conducted no more than six months after the meeting at which the new director is elected, includes:
•
providing a director reference manual, which includes the Company’s key governance and policy documents, recent SEC filings and other disclosure documents, and other organizational information;

•
presentations by senior management to familiarize new directors with the Company’s strategic plans; significant financial, accounting and risk management issues; internal and independent auditors; compliance programs, code of ethics, governance practices; significant litigation and regulatory matters; and principal officers and compensation structure; and

•
visits to the Company’s headquarters, and may include visits to certain of the Company’s significant facilities, if and when appropriate given COVID-19 assessments and safety protocols.

The Board has also established a director development program that provides directors with the opportunity to receive substantive instruction on topical issues relating to the current and evolving responsibilities of directors of public companies and corporate governance matters. Through this program, each director has the opportunity to attend one or more development programs each year. In addition, the Board typically holds a development session in connection with each of its regularly scheduled meetings. These sessions include presentations by internal and external experts on key operational, financial, technology, environmental or governance issues. In 2020, these sessions included presentations on workforce strategy, cybersecurity, environmental, social and governance matters and federal energy policy.
Corporate Governance Guidelines
The Board of Directors, in accordance with NYSE listing standards, has adopted a formal set of Corporate Governance Guidelines, which include certain director qualification standards, stock ownership requirements for directors, officers and other members of management.
Director Qualification Standards
Pursuant to the Company’s Corporate Governance Guidelines, directors are expected to advise the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee prior to accepting any other company directorship or any assignment to the audit committee or compensation committee of the board of directors of any other company of which such director is a member. Directors accepting a directorship (or equivalent position) with a not-for-profit organization are also expected to advise the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee before or promptly after accepting such a position.
2021 Proxy Statement	39

Corporate Governance
Stock Ownership Requirements
Director Stock Ownership Requirement
Since 2007, the Company has had a stock ownership requirement applicable to all of its non-management directors. Under this requirement, as set forth in the Company’s Corporate Governance Guidelines, within five years after initial election to the Board, all non-management directors are required to own Company Common Stock equal in value to at least five times their base annual cash retainer and hold such amount of stock throughout their directorship.
If at any time a non-management director does not satisfy the stock ownership requirement, such director must retain at least 50 percent of the after-tax shares acquired under Ameren’s equity compensation programs until the stock ownership requirement is satisfied.
All non-management directors currently satisfy the stock ownership requirement, with the exception of Director Mackay, who became a director in 2020 and has until 2025 to meet this requirement, and Director Brinkley, who became a director in 2019 and has until 2024 to meet this requirement.
Management Stock Ownership Requirement
The Company has a stock ownership requirement for members of the Senior Leadership Team (which includes the NEOs) that fosters long-term Common Stock ownership and aligns the interests of the Senior Leadership Team and shareholders. As set forth in the Company’s Corporate Governance Guidelines, each member of the Senior Leadership Team is required to own shares of Common Stock valued as a percentage of base salary as follows:
•
President and Chief Executive Officer of the Company: 6 times base salary;

•
Chief Financial Officer of the Company and each Company business segment President: 3 times base salary;

•
Other Section 16 Officers: 2 times base salary; and

•
All other members of the Senior Leadership Team: 1 times base salary.

If at any time a member of the Senior Leadership Team does not satisfy the applicable stock ownership requirement, such member must retain at least 75 percent of the after-tax shares he or she acquires upon the vesting and settlement of (i) awards that are then outstanding under the Company’s equity compensation programs and (ii) any future awards granted under the Company’s equity compensation programs, until the applicable stock ownership requirement is satisfied. All NEOs are in compliance with the stock ownership requirements, including taking into account any base salary increases for fiscal year 2021.
Related Person Transactions Policy
The Board of Directors has adopted the Ameren Corporation Related Person Transactions Policy. This written policy provides that the Nominating and Corporate Governance Committee will review and approve Related Person Transactions (as defined below); provided that the Human Resources Committee will review and approve the compensation of each Company employee who is an immediate family member of a Company director or executive officer and whose annual compensation exceeds $120,000. The Chair of the Nominating and Corporate Governance Committee has been delegated authority to act between Nominating and Corporate Governance Committee meetings.
The policy defines a “Related Person Transaction” as a transaction (including any financial transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships)) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000 and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest, other than: (1) competitively bid or regulated public utility services transactions; (2) transactions involving trustee type services; (3) transactions in which the Related Person’s interest arises solely from ownership of Company equity securities and all equity security holders received the same benefit on a pro rata basis; (4) an employment relationship or transaction
40	Ameren Corporation

Corporate Governance
involving an executive officer and any related compensation solely resulting from that employment relationship or transaction if (i) the compensation arising from the relationship or transaction is or will be reported pursuant to the SEC’s executive and director compensation proxy statement disclosure rules or (ii) the executive officer is not an immediate family member of another executive officer or director and such compensation would have been reported under the SEC’s executive and director compensation proxy statement disclosure rules as compensation earned for services to the Company if the executive officer was a named executive officer as that term is defined in the SEC’s executive and director compensation proxy statement disclosure rules, and such compensation has been or will be approved, or recommended to our Board of Directors for approval, by the Human Resources Committee of our Board of Directors; or (5) compensation of or transaction with a director, if the compensation or transaction is or will be reported pursuant to the SEC’s executive and director compensation proxy statement disclosure rules.
“Related Person” is defined as (1) each director, director nominee and executive officer of the Company, (2) any person who is known by the Company (or any subsidiary of the Company) to be the beneficial owner of more than five percent of any class of the Company’s voting securities, (3) immediate family members of the foregoing persons and (4) any entity in which any of the foregoing persons is a general partner or principal or in a similar position or in which such person and all immediate family members of such person has a ten percent or greater beneficial interest.
The Office of the Secretary of the Company assesses whether a proposed transaction is a Related Person Transaction for purposes of the policy.
The policy recognizes that Related Person Transactions may, in some circumstances, be in the best interests of the Company and its shareholders.
The approval procedures in the policy identify the factors the Nominating and Corporate Governance Committee will consider in evaluating whether to approve or ratify Related Person Transactions or material amendments to pre-approved Related Person Transactions. The Nominating and Corporate Governance Committee will consider all of the relevant facts and circumstances available to the Nominating and Corporate Governance Committee, including (if applicable) but not limited to: the benefits to the Company; the actual or apparent conflict of interest of the Related Person in the event of the Related Person Transaction, including, but not limited to, the impact on a director’s independence; the availability and costs of other sources for comparable products or services; the terms of the transaction; the terms available to or from unrelated third parties or to employees generally; and an analysis of the significance of the transaction to both the Company and the Related Person. The Nominating and Corporate Governance Committee will approve or ratify only those Related Person Transactions (a) that are in compliance with applicable SEC rules and regulations, NYSE listing requirements and the Company’s policies, including but not limited to the Principles of Business Conduct and (b) that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Nominating and Corporate Governance Committee determines in good faith. The policy provides for the pre-approval by the Nominating and Corporate Governance Committee of certain Related Person Transactions up to one year prior to the commencement of the transaction. The Human Resources Committee will review and approve on an annual basis the compensation of each Company employee who is an immediate family member of a Company director or executive officer and whose total annual compensation exceeds $120,000.
Based on the standards described above and certain determinations made by the Board discussed under “— Board Structure — Director Independence,” we had no Related Person Transactions in 2020.
2021 Proxy Statement	41

Corporate Governance
Director Compensation
The following table sets forth the compensation paid to non-management directors for fiscal year 2020, other than reimbursement for travel expenses related to their service on the Board of Directors and its committees.
2020 DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation ($)	Total ($)
Cynthia J. Brinkley	122,500	145,027	—	—	267,527
Catherine S. Brune	127,500	145,027	—	—	272,527
J. Edward Coleman	127,500	145,027	—	—	272,527
Ward H. Dickson	120,000	145,027	—	—	265,027
Noelle K. Eder	125,000	145,027	—	—	270,027
Ellen M. Fitzsimmons	120,000	145,027	—	—	265,027
Rafael Flores	120,000	145,027	—	—	265,027
Richard J. Harshman	160,000	145,027	—	—	305,027
Craig S. Ivey	125,000	145,027	—	—	270,027
James C. Johnson	125,000	145,027	—	—	270,027
Steven H. Lipstein	117,500	145,027	—	—	262,527
Leo S. Mackay, Jr.	5,903	6,847	—	—	12,750
Stephen R. Wilson	125,000	145,027	—	—	270,027

(1)
Represents the cash retainer and fees for service on the Board of Directors and its committees.

(2)
Annual grants of immediately vested shares of the Company’s Common Stock valued at approximately $145,000 were awarded to Directors Brinkley, Brune, Coleman, Dickson, Eder, Fitzsimmons, Flores, Harshman, Ivey, Johnson, Lipstein and Wilson on January 2, 2020. A grant of immediately vested shares of the Company’s Common Stock valued at approximately $6,800 was awarded to Director Mackay in connection with his election to the Board on December 14, 2020. As of December 31, 2020, Director Coleman had 11,484 deferred Stock Units (as defined below), Director Dickson had 4,196 deferred Stock Units, Director Eder had 4,196 deferred Stock Units, Director Flores had 11,484 deferred Stock Units, Director Ivey had 4,196 deferred Stock Units, and Director Johnson had 17,559 deferred Stock Units accumulated in their deferral accounts from deferrals of annual stock awards, including additional deferred Stock Units credited as a result of dividend equivalents earned with respect to the deferred Stock Units (see “— Directors Deferred Compensation Plan Participation” below).

(3)
Ameren does not have a pension plan for non-management directors. There were no above-market or preferential earnings on deferred compensation in 2020 (see “— Directors Deferred Compensation Plan Participation” below).

Role of Director Compensation Consultant
The Nominating and Corporate Governance Committee directly retains Meridian to advise it with respect to director compensation matters. During 2020, Meridian conducted an outside director market pay analysis for the Nominating and Corporate Governance Committee, as discussed further under “— Director Compensation — Fees and Stock Awards” below, and attended a Nominating and Corporate Governance Committee meeting to discuss the analysis. Pursuant to policies and procedures established by the Board of Directors for the purpose of determining whether the work of any compensation consultant raised any conflict of interest, the Nominating and Corporate Governance Committee determined that with respect to director compensation-related matters, no conflict of interest was raised by the work of Meridian.
Fees and Stock Awards
The compensation program for non-management directors is reviewed on an annual basis by the Nominating and Corporate Governance Committee with a view to provide a pay program that compensates non-management directors based on the median of the
42	Ameren Corporation

Corporate Governance
compensation opportunities provided by similar utility industry companies. During 2020, this review, in consultation with the Nominating and Corporate Governance Committee’s independent director compensation consultant, included an evaluation of a comparative peer group of companies that was identical to the 2019 PSU peer group (as discussed under “— Compensation Discussion and Analysis —PSU Peer Group” in the proxy statement prepared in connection with the Company’s 2020 annual meeting of shareholders) to determine the overall competitiveness of pay and prevalence of program features of Ameren’s director compensation program.
The Board of Directors has approved the following compensation program for each non-management director of the Company for 2021, which remains unchanged from 2020:
Annual Cash Retainer	$100,000
Committee Retainers	Chair	Members
• Audit and Risk Committee	• $20,000	• $12,500
• Nuclear, Operations and Environmental Sustainability Committee	• $20,000	• $12,500
• Human Resources Committee	• $17,500	• $10,000
• Nominating and Corporate Governance Committee	• $15,000	• $7,500
• Finance Committee	• $15,000	• $7,500
Additional Cash Retainer for Lead Director	• $30,000
Equity Compensation
• Annual Grant (on or about January 1)	• $145,000 of Common Stock
• Upon Initial Election to the Board	• $145,000 of Common Stock (pro-rated for portion of the calendar year for which a new director serves)
Other Benefits	• Reimbursement of customary and usual travel expenses • Eligibility to participate in a nonqualified deferred compensation program as described below
Directors Deferred Compensation Plan Participation
The Ameren Corporation Deferred Compensation Plan for Members of the Board of Directors, as amended (the “Directors Deferred Compensation Plan”), offers non-management directors the option to defer all or part of their annual cash retainers, meeting fees and Company Common Stock share awards as described below. The deferred compensation plan available to directors prior to 2009 permitted non-management directors to defer only annual cash retainers and meeting fees. In 2020, each of Directors Brinkley, Eder and Ivey elected to defer all of his or her annual cash retainers. Each of Directors Coleman, Dickson, Eder, Flores, Ivey and Johnson elected to defer all of his or her 2020 stock award under the Directors Deferred Compensation Plan.
All deferrals of Company Common Stock awards pursuant to the Directors Deferred Compensation Plan are converted to “Stock Units,” representing each share of Company Common Stock awarded to and deferred by the participant. Stock Units are not considered actual shares of Company Common Stock, and participants have no rights as an Ameren shareholder with respect to any Stock Units until shares of Company Common Stock are delivered in accordance with the Directors Deferred Compensation Plan. Participants will have the right to receive dividend equivalents on Stock Units as of each dividend payment date, which are to be converted to additional Stock Units on the dividend payment date in accordance with the 2006 Plan or the 2014 Plan, as applicable. The price used for converting dividend equivalents to additional Stock Units is the same as the price used for calculating the number of additional shares purchased as of such dividend payment date by Ameren’s Deferred Compensation Plan record keeper.
All payments under the Directors Deferred Compensation Plan relating to deferrals of a director’s Company Common Stock award (including dividend equivalents which will be converted into additional Stock Units) will be made in the form of one share of Company Common Stock for each whole Stock Unit and cash equal to the fair market value of each fraction of a Stock Unit credited to the participant’s account.
2021 Proxy Statement	43

Corporate Governance
With respect to annual cash retainer and meeting fees, deferred amounts, plus an interest factor, are used to provide payout distributions following completion of Board service and certain death benefits. In October 2009, the Company adopted an amendment to the Directors Deferred Compensation Plan which amended the portion of the Directors Deferred Compensation Plan relating to the interest crediting rates used for cash amounts deferred with respect to plan years commencing on and after January 1, 2010. In October 2010, the Company adopted an amendment to the Directors Deferred Compensation Plan for plan years beginning on and after January 1, 2011 to change the measurement period for the applicable interest rates for cash amounts deferred under such plan prior to January 1, 2010. Pursuant to the amended Directors Deferred Compensation Plan, cash amounts deferred (and interest attributable thereto) accrue interest at the rate to be applied to the participant’s account balance depending on (1) the plan year for which the rate is being calculated and (2) the year in which the deferral was made, as follows:
Table A
Calculation for Plan Year	Deferral Date	Rate
Plan Years beginning prior to January 1, 2010	Deferrals prior to January 1, 2010	150 percent of the average of the monthly Mergent’s Seasoned AAA Corporate Bond Yield Index rate (the “Directors Deferred Plan Index Rate”) for the calendar year immediately preceding such plan year — for 2020 such interest crediting rate was 5.21 percent
Plan Years beginning on or after January 1, 2010	Deferrals on and after January 1, 2010	120 percent of the applicable federal long-term rate, with annual compounding (as prescribed under Section 1274(d) of the Internal Revenue Code of 1986, as amended (the “IRC”)) (“AFR”) for the December immediately preceding such plan year (the “Directors Deferred Plan Interest Rate”) — for 2020 such interest crediting rate was 2.52 percent
After the participant director retires or dies, the deferred amounts (and interest attributable thereto) accrue interest as follows:
Table B
Calculation for Plan Year	Deferral Date	Rate
Plan Years beginning prior to January 1, 2010	Deferrals prior to January 1, 2010	Average monthly Mergent’s Seasoned AAA Corporate Bond Yield Index rate (the “Directors Deferred Plan Base Index Rate”) for the calendar year immediately preceding such plan year — for 2020 such interest crediting rate was 3.47 percent
Plan Years beginning on or after January 1, 2010	Deferrals on and after January 1, 2010	Directors Deferred Plan Interest Rate — for 2020 such interest crediting rate was 2.52 percent
As a result of the changes described in the narrative preceding the tables above, there are no above-market or preferential earnings on compensation deferred with respect to plan years beginning on or after January 1, 2010 for deferrals made on and after January 1, 2010.
A participant director may choose to receive the deferred amounts upon ceasing to be a member of the Company’s Board of Directors at age 55 or over in a lump sum payment or in installments over a set period of up to 15 years. However, in the event a participant ceases being a member of the Company’s Board of Directors prior to age 55, the balance in such participant’s deferral account shall be distributed in a lump sum to the participant within 30 days of the date the participant ceases being a member of the Company’s Board of Directors. In the event a participant ceases being a member of the Company’s Board of Directors prior to age 55 and after the occurrence of a Change of Control (as hereinafter defined under “— Compensation Tables and Narrative Disclosures — Potential Payments Upon Termination or Change of Control”), the balance in such director’s deferral account, with any interest payable as described in Table A above, shall be distributed in a lump sum to the director within 30 days after the date the director ceases being a member of the Company’s Board of Directors. In the event that the Company ceases to exist or is no longer publicly traded on the NYSE or the NASDAQ Stock Market (“NASDAQ”), upon the occurrence of such Change of Control, any Stock Units held by a participating director will be converted to a cash value upon the Change of Control and thereafter will be credited with interest as described in Table A above until distributed. The cash value of the Stock Unit will equal the value of one share of Company Common Stock based upon the closing price on the NYSE or NASDAQ on the last trading day prior to the Change of Control.
44	Ameren Corporation

Executive Compensation Matters

ITEM 2
Advisory Vote to Approve Executive Compensation (Say-on-Pay)
•
The Company is asking shareholders to approve, on an advisory basis, the compensation of the executives named in the 2020 Summary Compensation Table in this proxy statement (the “Named Executive Officers”, or “NEOs”).

•
For more information about the NEOs’ compensation, please see the Executive Compensation discussion on pages 46-78.

Board Recommendation for Advisory Vote to Approve Executive Compensation (Say-on-Pay)
Your Board of Directors unanimously recommends a vote “FOR” the advisory approval of the compensation of the named executive officers disclosed in this proxy statement.

In accordance with Section 14A of the Exchange Act, the Company is providing shareholders with the right to cast an advisory vote to approve the compensation of the NEOs at the Annual Meeting. This proposal, commonly known as a “say-on-pay” proposal, provides shareholders with the opportunity to endorse or not endorse the Company’s compensation program for NEOs through the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures in this proxy statement.”
Please refer to the section entitled “Executive Compensation” of this proxy statement for a detailed discussion of our executive compensation principles and practices and the 2020 compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation principles and practices and the 2020 compensation of our NEOs.
As an advisory vote, this proposal is not binding on the Company. However, the Board of Directors values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of this vote when developing future compensation programs for NEOs. It is currently expected that shareholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with the Company’s annual meeting in 2022.
2021 Proxy Statement	45

Executive Compensation Matters
Executive Compensation
The information contained in the following Human Resources Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Human Resources Committee Report
The Human Resources Committee (the “Committee”) of the Board of Directors discharges the Board’s responsibilities relating to compensation of the Company’s executive officers. The Committee approves and evaluates all compensation of executive officers, including salaries, bonuses and other compensation plans, policies and programs of the Company. The Committee also fulfills its duties with respect to the Compensation Discussion and Analysis and Human Resources Committee Report portions of the proxy statement, as described in the Committee’s Charter. The Compensation Discussion and Analysis has been prepared by management of the Company.
The Committee met with management of the Company and the Committee’s independent consultant to review and discuss the Compensation Discussion and Analysis. Based on the foregoing review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, and the Board approved that recommendation.
Human Resources Committee:
James C. Johnson, Chairman
Cynthia J. Brinkley
Richard J. Harshman
Steven H. Lipstein
Stephen R. Wilson
Compensation Discussion and Analysis
Executive Overview
This Compensation Discussion and Analysis (“CD&A”) describes the compensation decisions made for 2020 with respect to our NEOs. Our NEOs are listed in the following table and the Summary Compensation Table on page 64.
NAMED EXECUTIVE OFFICERS
Named Executive Officer	Title
Warner L. Baxter	Chairman, President and Chief Executive Officer, Ameren
Michael L. Moehn	Executive Vice President and Chief Financial Officer, Ameren
Martin J. Lyons, Jr.	Chairman and President, Ameren Missouri
Richard J. Mark	Chairman and President, Ameren Illinois
Fadi M. Diya	Senior Vice President and Chief Nuclear Officer, Ameren Missouri
46	Ameren Corporation

Executive Compensation Matters
2020 Company Business Highlights
The successful execution of our strategy drove strong results in 2020, as well as over the past five years. Key financial and operational highlights include the following:
Financial Highlights

•
Ameren earned $3.50 per diluted share on a GAAP basis and $3.54 per diluted share on a weather-normalized (non-GAAP) basis in 2020.* The 2020 earnings represented strong operating performance and the execution of the company’s strategy across all business segments.

•
Execution of our strategy has driven a strong compound annual earnings per diluted share growth rate from year-end 2013 to year-end 2020 of approximately 17 percent on a GAAP basis and 8 percent on a weather-normalized core (non-GAAP) basis.*

•
Ameren shares provided a TSR of approximately 4.3 percent in 2020, including an approximate 4 percent increase in the quarterly dividend during the fourth quarter of 2020. 2020 was the seventh consecutive year that the dividend was increased. For the three and five years ending December 31, 2020, Ameren shares provided a TSR of approximately 43.6 percent and 109.2 percent, respectively, which meaningfully exceeded the TSR of the S&P 500 Utility and Philadelphia Utility indices for these periods. Ameren’s TSR also ranked fifth among its 19-member peer group for the three-year performance period ended December 31, 2020.

•
Ameren invested approximately $3.2 billion in energy infrastructure in 2020 to better serve customers, which also drove strong rate base growth of approximately 10 percent. For the five years ending December 31, 2020, we have invested approximately $12 billion in energy infrastructure, which drove robust compound annual rate base growth of approximately 9 percent over the same period. These investments have improved the safety and reliability of our electric and natural gas systems, improved the efficiency of our energy centers, enhanced our environmental footprint, and strengthened our cybersecurity posture while keeping our electric rates competitive and affordable.

Operational and Regulatory Highlights

•
Ameren’s residential electric rates remained well below the Midwest and national averages.

•
In September 2020, Ameren established a goal of achieving net-zero carbon emissions by 2050. Ameren is also targeting a 50% CO2 emissions reduction by 2030 and an 85% reduction by 2040 from the 2005 level.

•
In September 2020, Ameren Missouri filed its 2020 Integrated Resource Plan with the Missouri Public Service Commission (“MoPSC”), which targets cleaner and more diverse sources of energy generation, including solar, wind, hydro, and nuclear power, and supports increased investment in new energy technologies. The plan, which is subject to review by the MoPSC, also includes expanding renewable sources by adding 3,100 MW of renewable generation by the end of 2030 and a total of 5,400 MW of renewable generation by 2040. These amounts include the 400 MW wind generation facility discussed below and a 300 MW wind generation facility that Ameren Missouri acquired in January 2021 and which is expected to be complete later in 2021.

•
In December 2020, Ameren Missouri acquired a 400 MW wind generation facility in Missouri to comply with Missouri’s renewable energy standard and to support Ameren’s carbon emissions reduction goals.

•
Ameren Missouri continued implementing its Smart Energy Plan, which was filed with the MoPSC in February 2019. The Smart Energy Plan is designed to modernize Ameren Missouri’s electric infrastructure and includes investments that will upgrade the grid and accommodate more renewable energy.

•
We continued to make significant investments in digital technologies that will help us deliver a pleasant and seamless experience to our customers when we interact with them. Our digital investments are also strengthening our cybersecurity and data privacy protections.

•
We achieved constructive outcomes in regulatory proceedings with the MoPSC, the Illinois Commerce Commission and the Federal Energy Regulatory Commission.

•
We continued our robust energy efficiency programs in both Missouri and Illinois. In 2020, we provided approximately $180 million in funding for these programs, which give our customers the ability to reduce their energy usage and help reduce emissions.

•
Ameren Transmission Company of Illinois completed its $1.4 billion Illinois Rivers Project, a transmission line project that spans 375 miles from Palmyra, Missouri to Sugar Creek, Indiana and will improve energy grid reliability, provide increased transmission capacity, and promote renewable and affordable energy, such as wind.

•
In 2020, our JD Power scores and system reliability scores were approximately 22% and 13% better compared to 2013.

*
See Appendix A for GAAP to weather-normalized core earnings reconciliation.

2021 Proxy Statement	47

Executive Compensation Matters
2020 Executive Compensation Highlights
The Company’s pay-for-performance program led to the following actual 2020 compensation being earned:
•
2020 annual short-term incentive base awards based on EPS, safety performance and customer-focused measures were earned at 119.9 percent of target, in addition to the individual performance modification discussed below. This payout reflected strong financial and operational performance by the Company in 2020 that was due, in part, to the strong execution of the Company’s strategy, including investing approximately $3.2 billion in capital projects, improved safety performance, solid reliability of its operations for the benefit of customers, strategic capital allocation, disciplined cost management and achieving constructive state and federal regulatory outcomes. Notwithstanding the actual results, management recommended, and the Human Resources Committee approved, a 10 percentage point downward adjustment to 109.9 percent of target for all Company officers, which includes the NEOs. This downward adjustment was made in consideration of overall safety performance, including results not yet in the top quartile, and the impact of COVID-19 on Ameren’s customers and the communities we serve.

•
The PSU long-term incentive awards granted in 2018 were earned at 170 percent of target based on our strong TSR relative to the defined PSU peer group over the three-year measurement period (2018-2020), which was primarily driven by share price appreciation of approximately 32 percent. The January 1, 2018 PSU awards increased in value from $58.99 per share on the grant date to $78.06 per share as of December 31, 2020. Ameren ranked fifth out of the 19-member peer group. In addition, during the period, the Company’s TSR significantly outperformed the S&P 500 Utility Index and the Philadelphia Utility Index, as shown on page 8. This strong performance was attributable to the sustained execution of the Company’s strategy that is delivering significant value to customers and shareholders.

Guiding Objectives
Our objective for compensation of the NEOs is to provide a competitive total compensation program that is based on the size-adjusted median of the compensation opportunities provided by similar utility companies, adjusted for our short- and long-term performance and the individual’s performance. The adjustment for our performance aligns the long-term interests of the NEOs with that of our shareholders to maximize shareholder value.
Our compensation philosophy and related governance features are executed by several specific policies and practices that are designed to align our executive compensation with long-term shareholder interests, including:
What we do:	What we don’t do:

Develop pay opportunities at the size-adjusted median of those provided by similar utility companies, with actual payouts dependent on our corporate short- and long-term performance and the individual’s performance.

Maintain a short-term incentive program that is entirely performance-based with the primary focus on our EPS and additional focus on safety and customer metrics and individual performance.

Design our long-term incentive program with the primary focus on our TSR versus that of a utility peer group.

Include in our short-term and long-term incentive awards “clawback” provisions that are triggered if the Company makes certain financial restatements, or if the award holder engages in conduct or activity that is detrimental to the Company or violates the confidentiality or customer or employee non-solicitation provisions.

Maintain stock ownership requirements for our Senior Leadership Team and non-management directors.

Provide only limited perquisites, such as financial and tax planning.

Change of control severance pay and accelerated vesting of PSUs and RSUs require both (i) a change of control and (ii) a qualifying termination of employment.

Engage an independent compensation consultant who reports directly to the Committee.

No employment agreements.

No employee, officer or director is permitted to hedge Ameren securities.

No executive officer or director is permitted to pledge Ameren securities.

No tax “gross-up” payments on perquisites.

No dividends or dividend equivalents paid on unearned incentive awards.

No repricing or backdating of equity-based compensation awards.

No excise tax “gross-up” payments except for officers who became participants in the Change of Control Severance Plan prior to October 1, 2009.

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Executive Compensation Matters
Overview of Executive Compensation Program Components
In 2020, our compensation program for the NEOs consisted of several compensation elements, each of which is discussed in more detail below.
Type	Form	Terms
Fixed Pay	Base Salary	• Set annually by the Human Resources Committee based upon Market Data, executive performance and other factors.
Short-term incentives	Cash Incentive Pay	• Based upon the Company’s GAAP diluted earnings per share (“EPS”), safety performance and customer-focused measures with an individual performance modifier.
Long-term incentives	Performance Share Units (“PSUs”)
•
60% of the value of the long-term incentive award is granted in the form of PSUs, with a performance criteria of total shareholder return compared to utility industry peers over a three-year performance period.

•
10% of the value of the long-term incentive award is granted in the form of PSUs, with a performance criteria of renewable generation and energy storage additions over a three-year performance period, as measured in MW (the “Clean Energy Transition” metric).

	Restricted Stock Units (“RSUs”)	• 30% of the value of the long-term incentive award is granted in the form of time-based RSUs. RSUs have a vesting period of approximately 38 months.
Other	Retirement Benefits
•
Employee benefit plans available to all employees, including 401(k) savings and pension plans.

•
Supplemental retirement benefits that provide certain benefits not available due to tax limitations.

•
Deferred compensation program that provides the opportunity to defer part of base salary and short-term incentives, with earnings on the deferrals based on market rates.

	“Double-Trigger” Change of Control Protections	• Change of control severance pay and accelerated vesting of PSUs and RSUs require both (i) a change of control and (ii) a qualifying termination of employment.
	Limited Perquisites	• We provide limited perquisites to the NEOs, such as financial and tax planning.
We also provide various health and welfare benefits to the NEOs on substantially the same basis as we provide to all salaried employees.
Each element is reviewed individually and considered collectively with other elements of our compensation program to ensure that it is consistent with the goals and objectives of that particular element of compensation as well as our overall compensation program.
Market Data and Compensation Peer Group
In October 2019, the Committee’s independent consultant collected and analyzed comprehensive data regarding similar utility industry companies, including base salary, target short-term incentives (non-equity incentive plan compensation) and long-term incentive opportunities. The data was obtained from a proprietary database maintained by Aon.
Compensation opportunities for the NEOs were compared to the size-adjusted median of the compensation opportunities for comparable positions provided by similar utility companies (the “Market Data”), defined as regulated utility industry companies in a revenue size range approximately one-half to double our size, with limited exceptions (our “compensation peers”). To the extent utility industry data is not available, general industry data is used. The Committee’s independent consultant used statistical techniques to adjust the data to be appropriate for our revenue size. Our compensation peers have a range of revenues, but because of the use of regression analysis, this did not necessarily impact the Market Data.
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Executive Compensation Matters
We provide compensation opportunities at levels informed by the Market Data and design our incentive plans to pay more or less than the target amount when performance is above or below target performance levels, respectively. Thus, our plans are designed to result in payouts that are market-appropriate given our performance for that year or period.
The companies identified as the “compensation peers” used to develop 2020 compensation opportunities from the above-described data are listed in the graphic below. The list is subject to change each year depending on merger and acquisition activity, the availability of the companies’ data through Aon’s database and the continued appropriateness of the companies in terms of size and industry in relation to the Company.
PSU Peer Group
For purposes of measuring our relative TSR performance for our PSU awards, we use a distinct peer group (the “PSU Peer Group”) that overlaps with the “compensation peers” discussed above. The 2020 PSU Peer Group was established as of December 2019 using the following criteria:
•
Classified as a “Listed United States Power Company” within S&P Global Intelligence’s Market Intelligence database.

•
Market capitalization greater than $2 billion.

•
Minimum S&P credit rating of BBB- (investment grade).

•
Dividends flat or growing over the last twelve-month period.

•
Not an announced acquisition target.

•
Not undergoing a major restructuring.

The 19 companies included in the 2020 PSU Peer Group as of January 1, 2020 are listed in the graphic below. The PSU Peer Group companies are not entirely the same as the compensation peers used for market pay comparisons, because inclusion in this group was not dependent on a company’s revenues relative to Ameren or its participation in an executive pay database. The 2020 PSU Peer Group may be impacted by acquisition and restructuring events. Peer companies engaged in merger and acquisition (“M&A”) transactions within the first 18 months of the performance period are eliminated from the peer group and peer companies engaged in M&A transactions within the second 18 months of the performance period are fixed above or below Ameren based on relative TSR positioning 90 calendar days prior to a public announcement or reputable media or analyst report.
COMPARISON OF COMPENSATION PEER GROUP AND PSU PEER GROUP
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Executive Compensation Matters
Mix of Pay
We believe that both cash compensation and non-cash compensation are appropriate elements of a market-competitive, performance-based, shareholder-aligned total rewards program. Cash compensation is short-term compensation (i.e., base salary and annual incentive awards), while non-cash compensation is generally long-term compensation (i.e., equity-based incentive compensation).
A significant percentage of total compensation is allocated to short-term and long-term incentives as a result of the philosophy mentioned above. During 2020, there was no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term compensation. Rather, the Committee reviewed the Market Data provided by its consultant to determine the appropriate level and mix of incentive compensation. The allocation between current and long-term compensation was based primarily on competitive market practices relative to base salaries, annual incentive awards and long-term incentive award values. By following this process, the impact on executive compensation is to increase the proportion of pay that is at risk as an individual’s responsibility within the Company increases and to create long-term incentive opportunities that exceed short-term opportunities for NEOs.
2020 Fixed Versus At-Risk Compensation
2020 Total Cash Versus Equity-Based Compensation
2020 Short-Term and Long-Term Incentive Compensation Targets
Name	Short-Term Incentive Targets*	Long-Term Incentive Targets*
Baxter	115%	400%
Moehn	75%	300%
Lyons	75%	300%
Mark	70%	170%
Diya	65%	160%

*
As a percentage of base salary.

Base Salary
Our base salary program is designed to reward the NEOs with market competitive salaries based upon role, experience, competence and sustained performance.
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We determine the amount for base salary by referencing the Market Data discussed above. Based on this data and the scope of each NEO’s role, a base salary range was established for each position at +/- 20 percent of the established market rate for the position. The base salary of each NEO is typically managed within this pay range.
In 2019, Mr. Baxter (our Chairman, President and Chief Executive Officer) recommended a 2020 base salary increase for each of the other NEOs considering the executive’s then-current salary in relation to the Market Data, experience and sustained individual performance and results. These recommendations, which took into account the Market Data provided by the Committee’s compensation consultant, were presented to the Committee for discussion and approval at the December 2019 Committee meeting. Increases were approved based on the Market Data and base salary range, experience, individual performance and the need to retain an experienced team. Performance takes into account competence, initiative, leadership and contribution to achievement of our goals.
In December 2019, the Committee also approved an increase to the 2020 base salary of Mr. Baxter from $1,200,000 to $1,300,000, effective as of January 1, 2020, in connection with Mr. Baxter’s annual performance review. The Committee’s decision to adjust Mr. Baxter’s base salary was based on a number of factors, including his performance as the Company’s Chief Executive Officer and the Committee’s review of the Market Data for the chief executive officer position.
Short-Term Incentive Compensation
2020 Ameren Short-Term Incentive Plan
The Ameren Short-Term Incentive Plan (“STIP”) for 2020 was designed to reward the achievement of Ameren’s EPS performance, safety performance, customer-focused measures relating to reliability, affordability and customer satisfaction, and individual performance. The STIP is designed to incentivize higher annual corporate and individual performance.
After considering overall company strategy, business needs and industry practices, the following changes were made, effective for 2020:
•
Eliminated the equivalent availability base load coal fleet metric;

•
Reduced the EPS weighting from 80 percent to 75 percent;

•
Added two new customer satisfaction metrics (5 percent combined weight);

•
Retained the safety co-worker to co-worker (“c2c”) participation rate metric (5 percent weight) and replaced the c2c safety interactions metric with a safety c2c coaching metric that is designed to improve the quality of safety interactions (5 percent weight); and

•
Increased the System Average Interruption Frequency Index (“SAIFI”) and Callaway Nuclear Energy Center Performance Index (“CPI”) weighting from 3 1/3 percent to 5 percent each.

How the STIP Works
The 2020 STIP was composed of the following components:
•
Ameren’s EPS (75% weight);

•
safety, as measured by safety c2c participation rate and coaching interactions (10% weight);

•
customer-focused measures, including quantitative measures relating to reliability, affordability and customer satisfaction (15% weight); and

•
an individual performance modifier.

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Targets for 2020 EPS, Safety and Customer-Focused Measures
EPS, Safety and Customer-Focused Measures
The Committee established threshold, target and maximum levels of goals for each of Ameren EPS, safety c2c participation rate, safety c2c coaching interactions, and four customer-focused measures (SAIFI, CPI, JD Power Midwest Large Electric Utility Customer Index (“JD Power Index”) and the Ameren Listens Customer Care After Call Survey (“Ameren Listens Survey”)) under the 2020 STIP. Payouts for each measure for performance falling between the established levels were interpolated on a straight-line basis. The three goal levels are described below:
Measure	Threshold	Target	Maximum
EPS	94% of Target	Based on the budget approved by the Board of Directors and aligned with shareholder guidance	106% of Target
Safety c2c Participation Rate	85% of Target	4.5 percentage point improvement over prior year participation rate	115% of Target
Safety c2c Coaching Interactions	82% of Target	30% improvement over prior year safety c2c coaching interactions	118% of Target
SAIFI	Better than median industry performance	2.3% improvement over five-year SAIFI average	Better than industry top quartile
CPI	98% of Target	Aligned with average CPI during last three refueling outages	Aligned with industry excellent performance for an outage year
JD Power Index	Achievement of top half performance	Achievement of top half of 2nd quartile performance	Achievement of top quartile performance
Ameren Listens Survey	97% of Target	Sustaining top decile performance	103% of Target
Safety Measures
The safety c2c participation rate measures the percentage of employees that have performed at least one c2c safety interaction during a month. A c2c safety interaction is a leading indicator for safety performance that reinforces safety as a core value by enabling employees to recognize and eliminate at-risk behaviors or conditions and reinforce safe behaviors in the workplace, ultimately improving safety outcomes. The safety c2c coaching interaction measures the number of coaching c2cs that have occurred during the year, and is designed to improve the quality of c2c safety interactions by focusing on improving the effectiveness of the individual performing the c2c interaction.
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Customer-Focused Measures
SAIFI is a standard customer reliability measure that indicates how often the average customer experiences a sustained interruption over a one-year period. The measure excludes major events (for example, major storms) and is calculated consistent with the Institute of Electrical and Electronics Engineers standards. A lower SAIFI result indicates better performance.
The CPI measures overall nuclear energy center performance through an industry standard index comprised of 12 safety and reliability measures. The CPI measures performance over a 12-month period. A higher CPI score indicates better performance.
The JD Power Index measures the top drivers of customer satisfaction for the electric power industry, as well as overall satisfaction with each operating business segment. Customer satisfaction is measured based on power quality/reliability, price, billing and payment, communications, corporate citizenship and customer service.
The Ameren Listens Survey measures our customers’ satisfaction with interactions with call center representatives. The score is calculated by the percentage of customers rating their satisfaction as 5 on a 5-point scale.
Individual Performance Modifier
The 2020 STIP base award for each NEO was subject to upward or downward adjustment for individual performance on key performance variables. These included leadership and the achievement of key operational goals (other than those specifically mentioned in the plan), as applicable and as determined by the Committee. The individual performance modifier for the CEO is determined by the Committee in its sole discretion without involvement of the CEO.
Historically, the Individual Performance Modifier has been used to differentiate performance that is considerably above or below expectations. Such differentiations do not lend themselves to formulas and are applied at the Committee’s discretion.
The Individual Performance Modifier could reduce the base award by up to 25 percent, with the ability to pay zero for poor or non-performance. Increases could be up to 25 percent of the base award, with a potential maximum total award at 200 percent of each NEO’s target opportunity.
Base Award, Earned through the Achievement of Ameren EPS, Safety and Customer-Focused Measures
At the February 2021 Committee meeting, Mr. Baxter presented 2020 STIP achievement levels for Ameren EPS, safety performance and customer-focused measures, and recommended STIP payouts for the NEOs (other than with respect to himself) to the Committee for review:
•
Ameren’s 2020 EPS, calculated in accordance with generally accepted accounting principles (“GAAP”), was $3.50, resulting in a payout of 110% of Target. No adjustments were made to 2020 EPS.

•
Safety c2c participation rate was 45.7% in 2020 and the number of safety c2c coaching interactions was 8,273, resulting in a payout of 200% of Target.

•
The customer-focused measures consist of the following four metrics: (i) SAIFI performance was 0.77, resulting in a payout of 172.73% of Target, (ii) CPI performance was 89.8, which is below threshold performance, resulting in no payout; (iii) JD Power Index was 4, for a payout of 200% of Target; and (iv) Ameren Listens Survey was 94.6%, for a payout of 153.33% of Target.

•
The weighted and combined EPS, safety and customer-focused measures resulted in a combined base award payout of 119.9% of Target.

Notwithstanding the foregoing results, management recommended, and the Committee approved, a 10 percentage point downward adjustment to the 2020 STIP base award payout to 109.9% for all Company officers, which includes the NEOs. This downward adjustment was made in consideration of overall safety performance, including results not yet in the top quartile, and the impact of COVID-19 on Ameren’s customers and the communities we serve.
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Executive Compensation Matters
The resulting metrics and payouts, as approved by the Committee in February 2021, are shown below.
Earned through Individual Performance Modifier
As discussed above, the 2020 STIP base awards were subject to upward or downward adjustment by up to 25 percent based upon an NEO’s individual contributions and performance on certain key performance variables during the year. For 2020, the Committee, after consultation with Mr. Baxter, decreased the 2020 STIP base award for Mr. Diya by approximately 5 percent.
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Executive Compensation Matters
Resulting 2020 STIP Payouts
Actual 2020 STIP payouts are shown below as a percent of target. Payouts were made in February 2021, and are set forth under column (g) entitled Non-Equity Incentive Plan Compensation in the Summary Compensation Table.
Name	Final Payout as Percent of Target
Baxter	109.9%
Moehn	109.9%
Lyons	109.9%
Mark	109.9%
Diya	104.4%
Long-Term Incentive Compensation
The Ameren Long-Term Incentive Program (“LTIP”) is intended to reward NEOs for their contributions to Ameren’s long-term success by providing the opportunity to earn shares of Ameren Common Stock.
Role of the LTIP
The design of the 2020 LTIP is substantially similar to the 2019 program; however, in 2020, a Clean Energy Transition performance measure was added to the program. The Clean Energy Transition metric measures the MW of renewable generation and energy storage additions over the three-year performance period. The 2020 grants, which are governed by the shareholder-approved 2014 Plan, are designed to serve the following roles in the compensation program:
•
Align with shareholder interests: PSU and RSU awards are denominated in Common Stock units and paid out in shares of Common Stock. Payout of PSUs is dependent on (i) Ameren’s TSR compared to the returns of the PSU Peer Group over a three-year performance period (60% of overall grant value), (ii) achievement of Clean Energy Transition goals (10% of the overall grant value), and (iii) continued employment through the payment date (the “PSU vesting period”). RSUs, which account for 30% of the value of the 2020 LTIP grants, are the right to receive a share of Ameren Common Stock subject to continued employment through the approximately 38-month vesting period (the “RSU vesting period”).

•
Reinforce long-term focus: Continue to drive company strategy and critical success measures over the vesting period.

•
Share the value created for shareholders: Share Ameren Common Stock price increases, decreases and dividends over the vesting period.

•
Promote stock ownership: Payout of earned PSU and RSU awards is made 100% in Common Stock, with the dividends on Common Stock, as declared and paid, reinvested into additional PSUs and RSUs throughout the vesting period.

•
Promote retention of executives during the vesting period: Annual competitive grants provide incentive for executives to stay with the Company during the vesting period.

•
Be competitive with market practice: The majority of regulated utility companies use a mix of PSUs and RSUs, as well as the TSR performance measure.

2020 Grants
For 2020, a target number of PSUs and RSUs (determined primarily based on the Market Data mentioned above) was granted to each NEO pursuant to the 2014 Plan, as reflected in columns (g) and (i) of the Grants of Plan-Based Awards Table. The threshold and maximum amounts of payout for the 2020 PSU awards are reflected in columns (f) and (h) of the Grants of Plan-Based Awards Table (not including any potential dividends).
The following chart illustrates how the target number of PSUs and the number of RSUs are calculated:
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Executive Compensation Matters
•
RSUs are subject to a time-based vesting period of approximately 38 months.

•
PSUs are earned based on the achievement of specific performance criteria over the 3-year performance period (2020-2022).

•
PSUs tied to relative TSR represent 60% of the total 2020 grant value. The NEOs’ actual number of 2020 PSUs earned, tied to relative TSR, will vary from 0 percent to 200 percent, based on our 2020-2022 TSR measured relative to the PSU Peer Group.

•
TSR is calculated as the change in the 30-trading-day average of the stock price prior to the beginning of the award period and the 30-trading-day average of the stock price prior to the end of the award period, plus dividends paid (assuming reinvestment on each company’s ex-dividend date), divided by such beginning average stock price.

•
PSUs tied to Clean Energy Transition goals represent 10% of the total 2020 grant value. The NEOs’ actual number of 2020 PSUs earned, tied to Clean Energy Transition, will vary from 0 percent to 200 percent based on pre-established goals related to the total MW tied to renewable generation and energy storage additions. This measure includes MW associated with new wind, solar, biomass, landfill gas and energy storage added to Ameren’s generation portfolio over the three-year period.

•
For both PSUs and RSUs:

•
The actual number of shares earned will be contingent on continued employment through the payment date (other than with respect to death, disability, an eligible retirement or qualifying termination under a change of control). An eligible retirement is defined as retiring at age 55 or greater with at least 5 years of service.

•
Payouts include additional units equivalent to any dividends accrued and reinvested during the vesting period relating to the number of PSUs and RSUs actually earned.

•
Vesting occurs on the payment date.

The NEOs cannot vote or transfer share unit awards granted under the LTIP until the shares are paid out.
PSU Performance/Payout Relationship (Relative TSR)
Once Ameren’s 2020-2022 TSR is calculated and compared to the PSU Peer Group, the scale below determines the percentage of the target PSU award that is paid. Payout for performance between points is interpolated on a straight-line basis.
Relative TSR Performance	Payout (% of PSUs Granted)
90th percentile +	200%	If TSR is negative over the three-year period, the plan is capped at 150% of the target PSUs granted regardless of performance vs. the PSU Peer Group.
70th percentile	150%
50th percentile	100%
25th percentile	50%
Below 25th percentile	0%
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Executive Compensation Matters
PSU Performance/Payout Relationship (Clean Energy Transition)
The payout of PSUs tied to Clean Energy Transition will be calculated based on pre-established threshold, target and maximum goals shown below. Payout for performance results between threshold and maximum will be interpolated on a straight-line basis.
	Threshold	Target	Maximum
Clean Energy Transition (MW)	438 MW	738 MW	1,038 MW
Payout Percentage	50%	100%	200%
2018 PSU Awards Vesting
The PSU performance period for the 2018 grants ended December 31, 2020. Our 2018-2020 TSR performance was determined to be at the 78th percentile of the 2018 PSU Peer Group. The following table shows the 2018 PSU awards, their original value at grant, the number earned (which equals the target number plus accrued dividends, times 170 percent), and their value at year-end (December 31, 2020). The resulting earned amounts were 244 percent of the original target value of the 2018 awards, which reflects both TSR performance against the PSU Peer Group and the actual TSR generated during the three-year period, including dividends earned and reinvested and stock price appreciation. Vesting of the awards for each NEO is subject to continued employment as of the payment date. Each NEO’s award vested as of February 28, 2021.
Name	Grant Date	Target 2018 PSU Awards (#)	Target Value at Stock Price on Date of Grant(1) ($)	2018 PSU Awards Earned(2) (#)	Value at Year-End Stock Price(3) ($)	Earned Value as Percent of Original Target Value(3) (%)
Baxter	1/1/18	51,741	3,052,202	95,445	7,450,437	244
Moehn	1/1/18	11,172	659,036	20,609	1,608,739	244
Lyons	1/1/18	15,134	892,755	27,917	2,179,201	244
Mark	1/1/18	10,088	595,091	18,609	1,452,619	244
Diya	1/1/18	8,348	492,449	15,399	1,202,046	244

(1)
Valuations are based on $58.99 per share, the closing price of Ameren Common Stock on the NYSE as of December 29, 2017, the last trading day preceding the grant date.

(2)
The number of 2018 PSU awards earned includes dividend equivalents, equal to approximately an additional 8.5 percent of the shares earned, which accrued and were reinvested throughout the three-year performance period.

(3)
Valuations are based on $78.06 per share, the closing price of Ameren Common Stock on the NYSE as of December 31, 2020. The earned value percentage represents a PSU payout of 170 percent, dividend accumulation of approximately 8.5 percent and stock price appreciation of approximately 32 percent from the grant date to the December 31, 2020 valuation.

2020 Retention Awards
In September 2020, the Committee approved the grant of one-time RSU awards for Messrs. Lyons and Moehn, whose demonstrated track record of strong performance and leadership skills are integral to the execution of Ameren’s long-term business strategy and the delivery of superior value to Ameren’s customers and shareholders, as well as for prudent succession planning purposes. The awards, which are reflected in column (e) of the Summary Compensation Table, were granted effective as of September 18, 2020 and had an initial value of $1,479,981 and $1,400,032, respectively, and will vest on September 17, 2023. These awards do not provide for pro rata vesting in connection with the executive’s retirement.
2021 Incentive Compensation Program Changes
During 2020, the Committee conducted an in-depth review of both its short- and long-term incentive programs over the course of several meetings. After considering overall company strategy, business needs and industry practices, the following changes were made, effective for 2021:
Short-Term Incentive Program
•
Reduced the EPS weighting from 75 percent to 70 percent;

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•
Added two diversity, equity and inclusion metrics (5 percent combined weight), focused on supplier diversity and workforce diversity. This change is aligned with Ameren’s commitment to intensify efforts to advance diversity, equity and inclusion and to enact positive change in our company and the communities we serve;

•
Retained 2020 safety measures, but increased the weighting associated with the safety c2c participation rate metric from 5 percent to 7.5 percent, and decreased the weighting of the safety c2c coaching interaction metric from 5 percent to 2.5 percent. In addition, the payout for safety results will be capped at 150% of target if Ameren is not in the top quartile for overall safety results, as measured by Lost Workdays Away; and

•
Retained SAIFI, CPI, JD Power Index and Ameren Listens customer measures (15% combined weight).

Long-Term Incentive Program
•
Enhanced the Clean Energy Transition metric by including MW associated with the retirement of Ameren’s coal-fired energy centers over the three-year performance period. The PSUs tied to the Clean Energy Transition metric continue to represent 10 percent of the annual grant. This enhancement is aligned with Ameren’s commitment to strong environmental stewardship and executing a balanced and flexible generation strategy; and

•
For the remainder of the 2021 LTIP grant, 60 percent will continue to be granted in the form of PSUs tied to relative TSR compared to a defined PSU peer group, and 30 percent will continue to be in the form of RSUs.

Perquisites
We provide limited perquisites to provide competitive value and promote retention of the NEOs and others.
Retirement Benefits
The objective of retirement benefits is to provide post-employment security to our employees, and such benefits are designed to reward continued service. We choose to provide these benefits as an essential part of a total compensation package to remain competitive with those packages offered by other companies, particularly utilities.
There are several retirement benefit programs applicable to the NEOs, including:
•
The Company’s 401(k) savings and cash balance retirement plans;

•
Supplemental Retirement Plans (together, the “SRP”) that provide the NEOs a benefit equal to the difference between the benefit that would have been paid if IRC limitations were not in effect and the reduced benefit payable as a result of such IRC limitations; and

•
a deferred compensation plan that provides the opportunity to defer part of base salary and all or a portion of non-equity incentive compensation, as well as earnings thereon. Beginning with plan years commencing on and after January 1, 2010, this includes deferrals of cash compensation above IRC limitations, together with Company matching credits on these deferrals.

A more detailed explanation of retirement benefits applicable to the NEOs is provided in this proxy statement under the captions “— Compensation Tables and Narrative Disclosures — Pension Benefits” and “— Compensation Tables and Narrative Disclosures — Nonqualified Deferred Compensation” below.
Executive Compensation Decision-Making Process
Human Resources Committee Governance Practices
The Human Resources Committee engages an independent compensation consultant to provide professional advice. It is the Human Resources Committee’s view that its compensation consultant should be able to render candid and expert advice independent of management’s influence. In February 2021, the Human Resources Committee approved the continued engagement of Meridian as its independent compensation consulting firm. In its decision to retain Meridian as its independent compensation consultant, the Committee gave consideration to a broad range of attributes necessary to assist the needs of the Committee in setting compensation, including:
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Executive Compensation Matters
a track record in providing independent, objective advice;
broad organizational knowledge;
industry reputation and experience;
in-depth knowledge of competitive pay levels and practices; and
responsiveness and working relationship.
Meridian representatives attended six of the eight Human Resources Committee meetings during 2020. At the Human Resources Committee’s request, the consultant met regularly with the Committee members outside the presence of management, and spoke separately with the Committee Chair and other Committee members.
During 2020, the Committee requested of Meridian the following items:
market pay and market trend analyses, which assisted the Committee in targeting executive compensation at the desired level versus market; this included analyses regarding the impact of COVID-19 on compensation programs;
comparisons of short-term incentive payouts and financial performance to utility peers, which the Committee uses to evaluate prior-year short-term incentive goals and set future short-term incentive goals;
preparation of tally sheets of compensation components, which the Committee uses to evaluate the cumulative impact of prior compensation decisions;
review and advice on the Compensation Discussion and Analysis section included in the Company’s proxy statement to ensure full, accurate and clear disclosure, and other executive compensation-related proxy statement items;
advice in connection with the Committee’s risk analysis of the Company’s compensation policies and practices, in furtherance of the Committee’s responsibilities pursuant to its charter;
regular updates on legislative, regulatory and proxy advisor trends and developments;
advice with respect to legal, regulatory and/or accounting considerations impacting Ameren’s compensation and benefit programs, to ensure the Committee is aware of external views regarding the programs; and
other requests relating to executive compensation issues.
Other than services provided to the Human Resources Committee as set forth above and for the Nominating and Corporate Governance Committee as described below, Meridian did not perform any other services for the Company or any of its subsidiaries in 2020.
Pursuant to its letter agreement with the Committee, if the Company or management of the Company proposes that Meridian perform services for the Company or management of the Company other than in Meridian’s retained role as consultant to the Committee and the Nominating and Corporate Governance Committee, any such proposal is required to be submitted to the Human Resources Committee for approval before such services begin.
In December 2020, the Nominating and Corporate Governance Committee also approved the continued engagement of Meridian as its independent consulting firm with respect to director compensation matters. See “— DIRECTOR COMPENSATION — Role of Director Compensation Consultant” above for a description of the services Meridian provided to the Nominating and Corporate Governance Committee in 2020.
Each of the Human Resources Committee and Nominating and Corporate Governance Committee has procedures for the purpose of determining whether the work of any compensation consultant raises any conflict of interest. Pursuant to such procedures, in December 2020 each such committee considered various factors, including the six factors mandated by SEC rules, and determined that with respect to executive and director compensation-related matters, no conflict of interest was raised by the work of Meridian.
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Delegation of Authority
The Human Resources Committee has delegated authority to the Company’s Administrative Committee, comprised of designated members of management, to approve changes, within specified parameters, to certain of the Company’s retirement plans. It has also delegated authority to management to make pro rata equity grants to employees (non-Section 16 Officers), who are newly eligible for the LTIP, and for participants who are promoted during the plan year. In addition, the Human Resources Committee has delegated to the Chief Executive Officer the authority to make discretionary grants of equity awards from a pre-authorized pool of shares of Common Stock to employees who are not Section 16 Officers. These grants are reviewed periodically by the Human Resources Committee. The Company will ensure the total value of the equity grants made by the Chief Executive Officer does not exceed a specified limit.
Human Resources Committee Interlocks and Insider Participation
No current member of the Human Resources Committee of the Board of Directors (Ms. Brinkley and Messrs. Johnson, Harshman, Lipstein and Wilson) was at any time during 2020 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure under applicable SEC rules.
No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company’s Board of Directors or the Human Resources Committee during 2020.
Timing of Compensation Decisions and Awards
The Board and the Committee establish meeting schedules annually, well in advance of each meeting, to ensure a thorough and thoughtful decision process. Incentive compensation awards are typically made at regularly scheduled meetings.
The following is a discussion of the timing of certain compensation decisions for 2020:
•
the NEOs’ base salaries for 2020 were reviewed and a 2020 base salary increase for each of the NEOs was approved at the December 2019 Committee meeting, as discussed under “— Base Salary” above;

•
2020 STIP target opportunities (as a percentage of base salary) were established for the NEOs at the December 2019 Committee meeting;

•
the range of 2020 STIP EPS, safety interactions and customer-focused measures for 2020 were set at the February 2020 Committee meeting;

•
2020 PSU and RSU grants to the NEOs under the 2020 LTIP were approved at the December 2019 Committee meeting, while the retention awards for Messrs. Lyons and Moehn were approved at a special Committee meeting in September 2020; and

•
the final determination of the 2020 STIP and 2018 PSU payouts were made at the February 2021 Committee meeting.

Decisions relating to material elements of compensation are fully deliberated by the Committee at each Committee meeting and, when appropriate, over the course of several Committee meetings. This allows for any follow-up to questions from Committee members in advance of the final decision. The Committee approves annual long-term incentive grants at its December meeting of the year prior to the year the grants are made. The Committee expects to continue to establish base salaries at its December meeting each year with such base salaries to be effective in the following January.
Consideration of Company’s 2020 “Say-on-Pay” Vote
The Committee considers the results of the shareholder advisory “say-on-pay” vote along with other factors in connection with discharging its responsibilities relating to the Company’s executive compensation program, although no factor is assigned a quantitative weighting. As a result of the 2020 advisory “say-on-pay” vote, which saw a substantial majority (of approximately 95 percent) of the Company’s shareholders who were entitled to vote approve the compensation program described in the proxy statement in connection with our annual meeting held on May 7, 2020, the Committee continued to apply the same principles in determining the amounts and types of executive compensation for fiscal year 2021.
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Through its shareholder outreach program, the Company welcomes feedback from its shareholders with respect to its executive compensation program.
Other Considerations for Changes in Compensation Opportunities
Market Data, retention needs and general economic conditions have been the primary factors considered in decisions to increase or decrease compensation opportunities. Corporate and individual performance are the primary factors in determining the ultimate value of those compensation opportunities.
Role of Executive Officers
For 2020, the Chief Executive Officer, Mr. Baxter, with the assistance of the Senior Vice President, Corporate Communications and Chief Human Resources Officer of Ameren Services, Mark C. Lindgren, recommended to the Committee compensation amounts for the other NEOs. The Chief Executive Officer makes recommendations to the Committee with respect to the compensation of the NEOs (other than himself) and other senior executives. The Chief Executive Officer possesses insight regarding individual performance levels, degree of experience and future promotion potential. In all cases, the Chief Executive Officer’s recommendations are presented to the Human Resources Committee for review based on the Market Data provided by the Committee’s independent consultant. The Committee independently determines each NEO’s compensation, as discussed in this CD&A.
Neither the Chief Executive Officer nor any other NEO makes recommendations for setting his own compensation. The Chief Executive Officer’s compensation is determined in Committee meetings during an executive session with only the Committee members and the Committee’s independent consultant present.
The Chief Executive Officer, the other NEOs and our other senior executives play a role in the early stages of design and evaluation of our compensation programs and policies. Because of their extensive familiarity with our business and corporate culture, these executives are in the best position to suggest programs and policies to the Committee and the independent consultant that will engage employees and provide effective incentives to produce outstanding financial and operating results for the Company and our shareholders.
Other Compensation Matters
We do not have any written or unwritten employment agreements with any of our NEOs. Each NEO is an employee at the will of the Company and/or its subsidiaries, as specified below.
Severance
All officers of the Company participate in the Ameren Corporation Severance Plan for Ameren Officers (the “Officer Severance Plan”). The primary purpose of the Officer Severance Plan is to facilitate mid-career hires and act as a retention tool during times of uncertainty. The Officer Severance Plan provides market-level pay and benefits to officers and NEOs in the event of an involuntary termination of employment without “Cause”, as defined in the Officer Severance Plan. The Officer Severance Plan provides for a lump sum payment that is generally equal to annual base salary plus target annual cash incentive award in effect at termination of employment, a pro-rated annual incentive payment based on actual plan performance, continuation of medical coverage for 12 months subsidized by the Company, and outplacement career transition services. Upon a change of control, officers who are eligible for severance pay and benefits under the Company’s Second Amended and Restated Change of Control Severance Plan, as amended, would be entitled to the greater of the benefits available under that plan or the Officer Severance Plan, but would not receive benefits under both plans. The Human Resources Committee may amend, suspend or terminate the Officer Severance Plan at any time, provided that twelve months’ notice is required if the amount of potential severance pay and benefits is to be reduced.
Change of Control
Ameren’s Second Amended and Restated Change of Control Severance Plan, as amended, is designed to reward NEOs for remaining employed with us when their prospects for continued employment following a transaction may be uncertain. The objectives of this plan are to maintain a stable executive team during the process and to assist us in attracting highly qualified executives into the Company.
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Change of Control protections provide severance pay and, in some situations, vesting or payment of long-term incentive awards, upon a Change of Control of the Company. The arrangements provide market-level payments in the event of an involuntary termination not for “Cause” or a voluntary termination for “Good Reason.” Definitions of “Change of Control,” “Cause” and “Good Reason,” as well as more complete descriptions of Change of Control protections, are found below under the caption “— Compensation Tables and Narrative Disclosures — Potential Payments Upon Termination or Change of Control.”
The applicable triggers are structured so that payment and vesting occur only upon the occurrence of both a change of control and a qualifying termination of employment.
We expect it would take more time for senior leaders to find new employment than for other employees. Therefore, upon termination due to change of control, senior management, including the NEOs, generally are paid severance for a longer period than other employees. The Committee considered this as well as the factors described in the preceding paragraphs in structuring the cash payments described under “— Compensation Tables and Narrative Disclosures — Potential Payments Upon Termination or Change of Control — Change of Control” below, which an NEO would receive if terminated within two years following a Change of Control.
Anti-Pledging and Anti-Hedging Policies
We maintain policies that prohibit executive officers and directors from engaging in pledges of Company securities or short sales, margin accounts and hedging or derivative transactions with respect to Company securities. In addition, our policies prohibit directors and employees of the Company and its subsidiaries, including executive officers, from entering into any transaction which hedges (or offsets) any decrease in the value of Company equity securities as discussed under “SECURITY OWNERSHIP — Security Ownership of Directors and Management” below.
Clawback
Awards granted under the 2006 Plan or the 2014 Plan, including STIP and PSU awards, are subject to a “clawback” in certain circumstances. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, and if an award holder knowingly or with gross negligence engaged in or failed to prevent the misconduct, or if the award holder is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the award holder will be required to reimburse the Company the amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing of the financial document embodying the financial reporting requirement.
In addition, under the terms of the STIP, PSU and RSU awards, if the award holder engages in conduct or activity that is detrimental to the Company or violates the confidentiality or customer or employee non-solicitation provisions included in the award, generally, the award holder will be required to repay the award to the Company after receiving a demand from the Company for the repayment.
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Compensation Tables and Narrative Disclosures
The following table sets forth compensation information for our NEOs for services rendered in all capacities to the Company and its subsidiaries in fiscal years 2020, 2019 and 2018. You should refer to the section entitled “COMPENSATION DISCUSSION AND ANALYSIS” above for an explanation of the elements used in setting the compensation for our NEOs.
2020 SUMMARY COMPENSATION TABLE
Name and Principal Position(1) (a)	Year (b)	Salary(2) ($) (c)	Bonus(2) ($) (d)	Stock Awards(3) ($) (e)	Option Awards(4) ($) (f)	Non-Equity Incentive Plan Compensation(2)(5) ($) (g)	Change in Pension Value and Nonqualified Def. Comp. Earnings(6) ($) (h)	All Other Compensation(2)(7) ($) (i)	Total ($) (j)
Warner L. Baxter Chairman, President and Chief Executive Officer, Ameren	2020	1,300,000	—	5,546,556	—	1,643,100	1,374,401	194,296	10,058,353
	2019	1,200,000	—	4,703,053	—	2,275,000	1,347,520	193,425	9,718,998
	2018	1,140,000	—	4,561,577	—	2,350,000	249,563	153,320	8,454,460
Michael L. Moehn Executive Vice President and Chief Financial Officer, Ameren	2020	700,000	—	3,640,008	—	577,000	668,523	82,223	5,667,754
	2019	590,000	—	1,022,877	—	667,600	603,400	88,660	2,972,537
	2018	547,000	—	1,805,412	—	750,100	11,383	68,893	3,182,788
Martin J. Lyons, Jr. Chairman and President, Ameren Missouri	2020	740,000	—	3,847,898	—	610,000	774,416	93,454	6,065,768
	2019	707,917	—	1,346,945	—	851,900	766,762	106,185	3,779,709
	2018	684,000	—	2,360,234	—	976,500	40,228	93,247	4,154,209
Richard J. Mark Chairman and President, Ameren Illinois	2020	555,000	—	1,006,367	—	427,000	401,956	66,608	2,456,931
	2019	539,000	—	897,762	—	511,000	431,827	80,780	2,460,369
	2018	523,000	—	1,673,933	—	647,100	130,658	63,214	3,037,905
Fadi M. Diya Senior Vice President and Chief Nuclear Officer, Ameren Missouri	2020	540,000	—	921,576	—	366,500	401,733	59,677	2,289,486
	2019	515,000	—	782,130	—	561,500	388,374	56,763	2,303,767

(1)
Includes compensation received as an officer of Ameren and/or its subsidiaries. Mr. Diya was not an NEO for Ameren for 2018.

(2)
Other cash compensation received by each NEO for fiscal years 2020, 2019 and 2018 is found in the Salary or Non-Equity Incentive Plan Compensation column of this table. The amounts that would generally be considered “bonus” awards are found under Non-Equity Incentive Plan Compensation in column (g).

(3)
The amounts in column (e) represent the aggregate grant date fair value computed in accordance with authoritative accounting guidance of PSU and RSU awards under our 2014 Plan, without regard to estimated forfeitures related to service-based vesting conditions. For the 2020 PSU grants, the calculations reflect an accounting value of 107.4 percent of the target value; for 2019 grants,103.4 percent of the target value; and for 2018 grants,106.6 percent of the target value. For the 2020, 2019 and 2018 RSU grants (including the RSU retention awards for Mr. Mark in 2018 and for Messrs. Lyons and Moehn in 2018 and 2020), the calculations reflect an accounting value equal to the closing price of Ameren’s Common Stock as of the last trading day preceding the grant date. Assumptions used in the calculation of the amounts in column (e) are described in Note 11 to our audited financial statements for the fiscal year ended December 31, 2020 included in our 2020 Form 10-K. The maximum aggregate value of the 2020 PSU and RSU awards, excluding dividends, is as follows: Mr. Baxter — $9,175,953; Mr. Moehn — $5,113,711; Mr. Lyons — $5,405,733; Mr. Mark — $1,664,942; and Mr. Diya — $1,524,590. Valuations are based on $78.06 per share, the closing price of Ameren Common Stock on the NYSE as of December 31, 2020.

The amounts reported for PSU and RSU award grants in column (e) do not reflect actual compensation realized by the NEOs and are not a guarantee of the amount that the NEO will actually receive from the grant of the awards. The actual compensation realized by the NEOs will be based upon the share price of Ameren’s Common Stock at payout. The PSU performance periods for the 2019 and 2020 grants will not end until December 31, 2021 and December 31, 2022, respectively, and, as such, the actual value, if any, of the PSU awards will generally depend on the Company’s achievement of certain performance measures during these periods. For information regarding the terms of the awards, the
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description of vesting conditions, and the criteria for determining the amounts payable, including 2018 PSU awards granted to each NEO, see “— COMPENSATION DISCUSSION AND ANALYSIS.”
(4)
None of the NEOs received any option awards in 2020, 2019 or 2018.

(5)
Represents payouts for performance under the applicable year’s short-term incentive award program. See “— COMPENSATION DISCUSSION AND ANALYSIS” for a discussion of how amounts were determined for 2020.

(6)
Amounts shown in column (h) are the sum of (1) the increase in the actuarial present value of each NEO’s accumulated benefit under all defined benefit pension plans (including the SRP) from December 31 of the prior fiscal year to December 31 of the applicable fiscal year and (2) the above-market portion of interest determined in accordance with SEC disclosure rules as the difference between the interest credited at the rate in the Company’s deferred compensation plan and interest that would be credited at 120 percent of the AFR published by the Internal Revenue Service (“IRS”) and calculated as of December 2019, for the year ended December 31, 2020, as of December 2018, for the year ended December 31, 2019 and as of January 1, 2018 for the year ended December 31, 2018. The table below shows the allocation of these amounts for each NEO. For 2020, the applicable interest rate for the deferred compensation plan was 5.21 percent for amounts deferred prior to January 1, 2010 and 2.52 percent for amounts deferred on or after January 1, 2010. The above-market earnings are calculated using those applicable interest rates minus 120 percent of the AFR of 2.52 percent published by the IRS and calculated as of December 2019. For 2019, the applicable interest rate for the deferred compensation plan was 5.84 percent for amounts deferred prior to January 1, 2010 and 3.98 percent for amounts deferred on or after January 1, 2010. The above-market earnings are calculated using those applicable interest rates minus 120 percent of the AFR of 3.98 percent published by the IRS and calculated as of December 2018. For 2018, the applicable interest rate for the deferred compensation plan was 5.69 percent for amounts deferred prior to January 1, 2010 and 3.16 percent for amounts deferred on or after January 1, 2010. The above-market earnings are calculated using those applicable interest rates minus 120 percent of the AFR of 3.10 percent published by the IRS and calculated as of January 2018.

Name	Year	Pension Plan Increase ($)	Deferred Compensation Plan Above-Market Interest ($)
Baxter	2020	1,330,006	44,395
	2019	1,318,519	29,001
	2018	211,353	38,210
Moehn	2020	657,163	11,360
	2019	595,979	7,421
	2018	1,606	9,777
Lyons	2020	774,416	—
	2019	766,762	—
	2018	40,228	—
Mark	2020	381,104	20,852
	2019	418,206	13,621
	2018	112,711	17,947
Diya	2020	397,192	4,541
	2019	385,407	2,967
For assumptions and methodology regarding the determination of pension values, please refer to the footnotes under the Pension Benefits Table.
(7)
The amounts in column (i) reflect required employer contributions allocated by the Company to each NEO pursuant to the Company’s 401(k) savings plan, which is available to all eligible employees, and the cost of insurance premiums paid by the Company with respect to term life insurance, which amount each NEO is responsible for paying income tax. In 2020, the Company’s 401(k) employer contributions, including the 401(k) Restoration Benefit as described in “— NONQUALIFIED DEFERRED COMPENSATION — Executive Deferred Compensation Plan Participation” below, for each of the NEOs were as follows: Mr. Baxter — $160,875; Mr. Moehn — $61,542; Mr. Lyons — $71,636; Mr. Mark — $47,970; and Mr. Diya — $49,568. In 2020, the Company’s costs of insurance premiums for the NEOs were as follows: Mr. Baxter — $14,331; Mr. Moehn — $6,714; Mr. Lyons — $9,296; Mr. Mark — $18,638; and Mr. Diya — $10,109. In 2020, the amount in column (i) also includes costs for tax and financial planning services for Messrs. Baxter, Lyons, and Moehn; ticket and related event expenses for Messrs. Baxter and Moehn; and a portion of the dues for a club membership used primarily for business purposes by Messrs. Lyons and Moehn.

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The following table provides additional information with respect to stock-based awards granted in 2020, the value of which was provided in the Stock Awards column of the Summary Compensation Table with respect to 2020 grants, and the potential range of payouts associated with the 2020 STIP.
GRANTS OF PLAN-BASED AWARDS TABLE
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#) (i)	All Other Option Awards: Number of Securities Underlying Options(5) (#) (j)	Exercise or Base Price of Option Awards(5) ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards(6) ($) (l)
Name (a)	Grant Date(1) (b)	Committee Approval Date(1)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Baxter	—	—	747,500	1,495,000	2,990,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	24,202	48,403	96,806	20,744	—	—	5,546,556
Moehn	—	—	262,500	525,000	1,050,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	9,774	19,548	39,096	8,377	—	—	2,239,976
	9/18/20	9/18/20	—	—	—	—	—	—	18,037	—	—	1,400,032
Lyons	—	—	277,500	555,000	1,110,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	10,332	20,664	41,328	8,856	—	—	2,367,917
	9/18/20	9/18/20	—	—	—	—	—	—	19,067	—	—	1,479,981
Mark	—	—	194,250	388,500	777,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	4,392	8,783	17,566	3,763	—	—	1,006,367
Diya	—	—	175,500	351,000	702,000	—	—	—	—	—	—	—
	1/1/20	12/12/19	—	—	—	4,021	8,042	16,084	3,447	—	—	921,576

(1)
The 2020 PSU target awards and the 2020 RSU awards were approved by the Committee on December 12, 2019, and granted on January 1, 2020. The RSU retention awards for Messrs. Lyons and Moehn were approved by the Committee on September 18, 2020, and granted on September 18, 2020. See “— COMPENSATION DISCUSSION AND ANALYSIS” for a discussion of the timing of various pay decisions.

(2)
The amounts shown in column (c) reflect the threshold payment level under the 2020 STIP, which is 50 percent of the target amount shown in column (d). The amount shown in column (e) is 200 percent of such target amount. See “— COMPENSATION DISCUSSION AND ANALYSIS” for information regarding the performance-based conditions.

(3)
For each NEO, the amounts shown (denominated in shares of Common Stock) in column (f) reflect the threshold 2020 PSU award grants, which is 50 percent of the target amount shown in column (g). The amount shown in column (h) is 200 percent of such target amount. See “—COMPENSATION DISCUSSION AND ANALYSIS” for information regarding the terms of the awards, the description of performance-based vesting conditions and the criteria for determining the amounts payable.

(4)
The amounts shown in column (i) reflect the January 1, 2020 RSU awards for each NEO and the September 18, 2020 RSU retention awards for Messrs. Lyons and Moehn.

(5)
None of the NEOs received any option awards in 2020.

(6)
For each NEO, the amount represents the grant date fair value of the 2020 PSU and RSU awards determined in accordance with authoritative accounting guidance (including FASB ASC Topic 718), excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are referenced in footnote 3 to the Summary Compensation Table. There is no guarantee that, if and when the 2020 PSU and RSU awards vest, they will have this value.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
See “— COMPENSATION DISCUSSION AND ANALYSIS” for further information relating to each NEO regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table and for discussions regarding officer stock ownership requirements, dividends paid on equity awards and allocations between short-term and long-term compensation.
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The following table provides information regarding the outstanding equity awards held by each of the NEOs as of December 31, 2020.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
	Option Awards(1)					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(4) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(5) ($) (j)
Baxter	—	—	—	—	—	163,036	12,726,590	196,041	15,302,960
Moehn	—	—	—	—	—	73,789	5,759,969	59,824	4,669,861
Lyons	—	—	—	—	—	90,109	7,033,909	69,105	5,394,336
Mark	—	—	—	—	—	47,085	3,675,455	36,552	2,853,249
Diya	—	—	—	—	—	26,518	2,069,995	32,589	2,543,897

(1)
None of the NEOs hold any options to purchase shares of Common Stock.

(2)
For each NEO, the amount shown represents the 2018 PSU award grant at the 170 percent performance level and the 2018, 2019, and 2020 RSU award grants (including the September 18, 2020 RSU retention awards for Messrs. Moehn and Lyons). The 2018 PSU and RSU awards for such NEOs vested as of February 28, 2021. The January 1, 2019 and 2020 RSU awards will vest as of February 28, 2022 and February 28, 2023, respectively, and the September 18, 2020 RSU retention awards will vest as of September 17, 2023. RSU award vesting is contingent upon continued employment of the NEO through the vesting period. See “— COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentive Compensation” for a discussion of the LTIP program.

(3)
Valuations are based on $78.06 per share, the closing price of Ameren Common Stock on the NYSE as of December 31, 2020. See “—COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentive Compensation — 2018 PSU Awards Vesting” for a discussion of the amounts actually earned with respect to the 2018 PSU awards.

(4)
For each NEO, the amount shown represents the 2019 PSU and 2020 PSU award grants assuming achievement of the maximum performance goals for the PSU awards based on TSR and the target performance goal for the PSU awards based on the Clean Energy Transition metric. The 2019 and 2020 PSU awards will vest, subject to Ameren achieving the required performance threshold and continued employment of the NEO, as of February 28, 2022 and February 28, 2023, respectively. See “— COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentive Compensation.” There is no guarantee that such amounts will ultimately be earned by participants.

(5)
Valuations are based on $78.06 per share, the closing price of Ameren Common Stock on the NYSE as of December 31, 2020. There is no guarantee that such amounts will ultimately be earned by participants.

The following table provides the amounts received upon exercise of options or similar instruments or the vesting of stock or similar instruments during the most recent fiscal year.
OPTION EXERCISES AND STOCK VESTED TABLE
	Option Awards(1)		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Baxter	—	—	121,720	9,615,880
Moehn	—	—	30,006	2,370,474
Lyons	—	—	40,601	3,207,479
Mark	—	—	27,109	2,141,611
Diya	—	—	20,806	1,643,674

(1)
None of the NEOs hold any options to purchase shares of Common Stock.

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(2)
For each NEO , the amount shown represents 2017 PSU award grants vested as of February 29, 2020. During the performance period for the 2017 PSU awards ending December 31, 2019, such NEOs were credited with dividend equivalents on 2017 PSU award grants, which represented the right to receive shares of Ameren Common Stock measured by the dividend payable with respect to the corresponding number of 2017 PSU awards. Dividend equivalents on 2017 PSU awards accrued at target levels and were reinvested into additional 2017 PSU awards throughout the three-year performance period. Dividend equivalents are only earned to the extent that the underlying PSU award is earned. The number of 2017 PSUs ultimately earned by each NEO through dividend reinvestment, at 147.5 percent of the original target levels accrued, was as follows: Mr. Baxter — 10,152 units; Mr. Moehn — 2,503 units; Mr. Lyons — 3,387 units; Mr. Mark — 2,261 units; and Mr. Diya — 1,735 units.

(3)
The value of the vested 2017 PSUs is based on the closing price of $79.00 per share of our Common Stock on the NYSE as of February 29, 2020, the date the 2017 PSU awards vested.

Pension Benefits
The table below provides the actuarial present value of the NEO’s accumulated benefits under the Company’s retirement plans and the number of years of service credited to each NEO under these plans.
PENSION BENEFITS TABLE
Name (a)	Plan Name (b)	Number of Years Credited Service(1) (#) (c)	Present Value of Accumulated Benefit(2)(3) ($) (d)	Payments During Last Fiscal Year(4) ($) (e)
Baxter	1) Retirement Plan	25	1,007,350	—
	2) SRP	25	4,847,058	—
Moehn	1) Retirement Plan	20	955,363	—
	2) SRP	20	1,510,889	—
Lyons	1) Retirement Plan	19	941,046	—
	2) SRP	19	2,347,258	—
Mark	1) Retirement Plan	18	910,419	—
	2) SRP	18	1,391,322	—
Diya	1) Retirement Plan	15	718,636	—
	2) SRP	15	949,098	—

(1)
Years of credited service are not used for purposes of calculating the NEOs’ balances under these plans.

(2)
Represents the actuarial present value of the accumulated benefits relating to the NEOs under the Retirement Plan (defined below) and the SRP as of December 31, 2020. See Note 10 to our audited consolidated financial statements for the year ended December 31, 2020 included in our 2020 Form 10-K for an explanation of the valuation method and all material assumptions applied in quantifying the present value of the accumulated benefit. The calculations assumed that each officer will remain an active employee until, and will retire at, the plan normal retirement age of 65 (or, in the case of Mr. Mark, who reached age 65 during 2020, at his current age). The calculations included no pre-retirement decrements in determining the present value, used a 35 percent lump sum / 65 percent annuity payment form assumption, and used the plan valuation mortality assumptions after age 65 (PRI-2012 mortality projected generationally by Scale MP-2020). Cash balance accounts were projected to age 65 using the 2020 plan interest crediting rate of 5 percent, except for Mr. Mark, whose account was projected to his current age.

(3)
The following table provides the Cash Balance Account Lump Sum Value for accumulated benefits relating to the NEOs under the cash balance account under the Retirement Plan and the SRP as of December 31, 2020 as an alternative to the presentation of the actuarial present value of the accumulated benefits relating to the NEOs under the Retirement Plan and the SRP as of December 31, 2020.

Name	Plan Name	Cash Balance Account Lump Sum Value ($)
Baxter	1) Retirement Plan	644,302
	2) SRP	3,058,764
Moehn	1) Retirement Plan	508,297
	2) SRP	787,505
Lyons	1) Retirement Plan	530,247
	2) SRP	1,299,444
Mark	1) Retirement Plan	656,941
	2) SRP	996,364
Diya	1) Retirement Plan	443,838
	2) SRP	578,201

(4)
All NEOs are active and were not eligible for payments prior to December 31, 2020.

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Ameren Retirement Plan
Retirement benefits for the NEOs fall under the Benefits for Salaried Employees (the “Cash Balance Account”). Most salaried employees of Ameren and its subsidiaries, including the NEOs, earn benefits in the Cash Balance Account under the Ameren Retirement Plan (the “Retirement Plan”) immediately upon employment. Benefits become vested after three years of service.
On an annual basis, a bookkeeping account in a participant’s name is credited with an amount equal to a percentage of the participant’s pensionable earnings for the year. Pensionable earnings include base salary and annual STIP compensation, which are equivalent to amounts shown in columns (c) and (g) in the Summary Compensation Table. The applicable percentage is based on the participant’s age as of December 31 of that year.
Participant’s Age on December 31	Regular Credit for Pensionable Earnings*
Less than 30	3%
30 to 39	4%
40 to 44	5%
45 to 49	6%
50 to 54	7%
55 and over	8%

*
An additional regular credit of three percent is received for pensionable earnings above the Social Security wage base.

These accounts also receive interest credits based on the average yield for one-year U.S. Treasury constant maturity for the previous October, plus one percent. The minimum interest credit is five percent.
Effective January 1, 2001, an enhancement account was added that provides a $500 additional credit at the end of each year.
The normal retirement age under the Cash Balance Account structure and the SRP is 65. Neither the Cash Balance Account structure nor the SRP contains provisions for crediting extra years of service or for early retirement. When a participant terminates employment (including as a result of retirement), the amount credited to the participant’s account is converted to an annuity or paid to the participant in a lump sum. The participant can also choose to defer distribution, in which case the account balance is credited with interest at the applicable rate until the future date of distribution.
Ameren Supplemental Retirement Plan
In certain cases, pension benefits under the Retirement Plan are reduced to comply with maximum limitations imposed by the IRC. The SRP is maintained by Ameren to provide for a supplemental benefit equal to the difference between the benefit that would have been paid if such IRC limitations were not in effect and the reduced benefit payable as a result of such IRC limitations. Any NEO whose pension benefits under the Retirement Plan would exceed IRC limitations is eligible to participate in the SRP. The SRP is unfunded and is not a qualified plan under the IRC.
There is no offset under either the Retirement Plan or the SRP for Social Security benefits or other offset amounts.
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Nonqualified Deferred Compensation
The following table discloses contributions, earnings and balances under the nonqualified deferred compensation plan for each NEO.
NONQUALIFIED DEFERRED COMPENSATION TABLE
Name (a)	Executive Contributions in 2020(1) ($) (b)	Company Contributions in 2020(2) ($) (c)	Aggregate Earnings in 2020(3) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at 12/31/20(4) ($) (f)
Baxter	197,400	148,050	792,160	—	5,200,378
Moehn	117,588	48,717	249,904	—	1,983,616
Lyons	78,414	58,811	197,223	—	1,564,771
Mark	380,947	35,145	237,392	—	3,633,751
Diya	439,795	36,743	122,664	—	3,292,516

(1)
A portion of these amounts is also included in amounts reported for 2020 as “Salary” in column (c) of the Summary Compensation Table. These amounts also include a portion of amounts reported as “Non-Equity Incentive Plan Compensation” in our 2020 proxy statement representing compensation paid in 2020 for performance during 2019.

(2)
All of the Company matching contributions reported for each NEO are included in the amounts reported in column (i) of the Summary Compensation Table.

(3)
The dollar amount of aggregate interest earnings accrued during 2020. The above-market interest component of these amounts earned on deferrals made prior to January 1, 2010 with respect to plan years beginning on or prior to January 1, 2010 and for deferrals made prior to January 1, 2010 with respect to plan years beginning on or after January 1, 2011 is included in amounts reported in column (h) of the Summary Compensation Table. See footnote (6) to the Summary Compensation Table for the amounts of above-market interest. There are no above-market or preferential earnings on compensation deferred with respect to plan years beginning on or after January 1, 2010 for deferrals made on and after January 1, 2010.

(4)
The dollar amount of the total balance of each NEO’s account as of December 31, 2020 consists of the following elements:

Name	Executive Contributions ($)	Company Matching Contributions ($)	Interest Earnings ($)	Total ($)	Amount Previously Reported as Compensation in Prior Years(1) ($)
Baxter	1,831,514	841,325	2,527,539	5,200,378	2,622,774
Moehn	863,613	281,271	838,732	1,983,616	709,649
Lyons	580,852	435,640	548,279	1,564,771	879,268
Mark	2,258,623	259,738	1,115,390	3,633,751	1,769,019
Diya	2,553,681	204,655	534,180	3,292,516	1,874,194

(1)
Represents amounts previously reported as compensation to the NEO in the Summary Compensation Table of Ameren or its subsidiaries in previous years.

Executive Deferred Compensation Plan Participation
Pursuant to an optional deferred compensation plan available to members of the Company’s management, NEOs may annually choose to defer up to 50 percent (in one percent increments) of their salary and up to 100 percent (in one percent increments or amounts in excess of a threshold) of cash incentive awards. There are no minimum dollar thresholds for deferrals. At the request of a participant, the Company may, in its discretion, waive the 50 percent limitation.
The Ameren Deferred Compensation Plan, as amended and restated, effective January 1, 2010 (the “Ameren Deferred Compensation Plan”), changed the interest crediting rates for deferrals made with respect to plan years commencing on and after January 1, 2010 and added a 401(k) restoration benefit for eligible officers of Ameren whose total salary and short-term incentive award exceeds the limit on compensation in effect under the IRC. In October 2010, the Company adopted an amendment to the Ameren Deferred Compensation Plan for plan years beginning on and after January 1, 2011 to, among other things, change the measurement period for the applicable
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interest rates to amounts deferred under such plan prior to January 1, 2010 and clarify that matching contributions made under the plan are based upon all of a participant’s deferrals under the plan during a plan year. Pursuant to the Ameren Deferred Compensation Plan, amounts deferred (and interest attributable thereto), other than the 401(k) Restoration Benefit (as defined below), accrue interest at the rate to be applied to the participant’s account balance depending on (1) the plan year for which the rate is being calculated and (2) the year in which the deferral was made, as follows:
Calculation for Plan Year	Deferral Date	Rate
Plan Years beginning on or prior to January 1, 2010	Deferrals prior to January 1, 2010	150 percent of the average of the monthly Mergent’s Seasoned AAA Corporate Bond Yield Index rate (the “Officers Deferred Plan Index Rate”) for the calendar year immediately preceding such plan year — for 2020 such interest crediting rate was 5.21 percent
Plan Years beginning on or after January 1, 2010	Deferrals on and after January 1, 2010	120 percent of the AFR for the December immediately preceding such plan year (the “Officers Deferred Plan Interest Rate”) — for 2020 such interest crediting rate was 2.52 percent
Under the Ameren Deferred Compensation Plan, upon a participant’s termination of employment with the Company and/or its subsidiaries prior to age 55 and after the occurrence of a “Change of Control” (as defined under “— Potential Payments Upon Termination or Change of Control — Change of Control” below) the balance in such participant’s deferral account, with interest as described in the table above, shall be distributed in a lump sum within 30 days after the date the participant terminates employment.
The 401(k) Restoration Benefit allows eligible officers of Ameren, including the NEOs, to also defer a percentage of salary and/or STIP awards in excess of the limit on compensation then in effect under the IRC (currently $285,000), in one percent increments, up to a maximum of six percent of total salary and STIP awards (a “401(k) Restoration Deferral,” together with Ameren’s 401(k) matching credit described below, the “401(k) Restoration Benefit”). Under the Ameren Deferred Compensation Plan, Ameren credits each participating officer’s deferral account with a matching credit equal to 100 percent of the first three percent of salary and STIP awards and 50 percent of the remaining salary and STIP awards deferred by the participant, including a 401(k) Restoration Deferral. In general, eligible participants, including the NEOs, may direct the deemed investment of the 401(k) Restoration Benefit in accordance with the investment options that are generally available under Ameren’s 401(k) savings investment plan, except for the Ameren stock fund.
As a result of the changes described in this section, no preferential or above-market earnings are paid pursuant to the Ameren Deferred Compensation Plan with respect to plan years beginning on or after January 1, 2010 for deferrals made on and after January 1, 2010. The investment returns for the funds available to NEOs under the Ameren Deferred Compensation Plan in 2020 were as follows:
Name of Fund	Percentage Rate of Return (%)
Target 2025 Fund	12.19
Target 2030 Fund	12.85
Target 2035 Fund	13.55
Target 2040 Fund	14.14
Target 2045 Fund	14.81
Target 2050 Fund	15.20
Target 2055 Fund	15.29
Target 2060 Fund	15.33
Target 2065 Fund	15.31
Target Retirement Fund	11.93
Large Cap Equity Index	18.47
Large Cap Equity	29.31
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Name of Fund	Percentage Rate of Return (%)
Small/Mid Cap Equity Index	20.01
Small/Mid Cap Equity	30.31
International Equity Index	11.46
International Equity	25.27
Bond Fund	9.10
Bond Index Fund	7.61
TIPS Bond Index Fund	11.20
Stable Interest Income	2.29
After the participant retires, the deferred amounts (and interest attributable thereto), other than the 401(k) Restoration Benefit, accrue interest as follows:
Calculation for Plan Year	Deferral Date	Rate
Plan Years beginning on or prior to January 1, 2010	Deferrals prior to January 1, 2010	Average monthly Mergent’s Seasoned AAA Corporate Bond Yield Index rate (the “Officers Deferred Plan Base Index Rate”) for the calendar year immediately preceding such plan year — for 2020 such interest crediting rate was 3.47 percent
Plan Years beginning on or after January 1, 2010	Deferrals on and after January 1, 2010	Officers Deferred Plan Interest Rate — for 2020 such interest crediting rate was 2.52 percent
The plan compounds interest annually and the rate is calculated as of the first day of the plan year.
Distributions from the Ameren Deferred Compensation Plan will be paid in cash. A participant may choose to receive the deferred amounts at retirement in a single lump sum payment or in substantially equal installments over a period of 5, 10 or 15 years. In the event a participant terminates employment with the Company and its subsidiaries prior to age 55, the balance in such participant’s deferral account is distributable in a lump sum to the participant within 30 days of the date the participant terminates employment.
Participants are 100 percent vested at all times in the value of their contributions, investment earnings and any Company 401(k) matching credits. A participant’s benefit will be comprised of separate bookkeeping accounts evidencing his or her interest in each of the investment funds in which contributions and applicable matching contributions have been deemed invested. While no actual contributions are made to the funds, earnings or losses are calculated using the valuation methodology employed by the record keeper for each of the corresponding funds. Participants may generally transfer investments among various investment alternatives on a daily basis, subject to the provisions of the Ameren Deferred Compensation Plan.
Potential Payments Upon Termination or Change of Control
This section describes and estimates payments that could be made to the NEOs serving as of December 31, 2020, under different termination and change-in-control events. The estimated payments would be made under the terms of Ameren’s compensation and benefits plans, as well as the Severance Plan for Ameren Officers (“Officer Severance Plan”) or the Second Amended and Restated Change of Control Severance Plan (“Change of Control Plan”).
The tables below reflect the payments and benefits payable to each of the NEOs in the event of a termination of the NEO’s employment under several different circumstances. The amounts shown assume that termination was effective as of December 31, 2020, at the NEO’s compensation and service levels as of that date, and are estimates of the amounts that would be payable to the NEO in each scenario. In addition, the amounts shown do not include benefits paid by insurance providers under life and disability policies or payments and benefits provided on a non-discriminatory basis to employees upon a termination of employment. The actual amounts to be paid can only be determined at the time of the NEO’s actual separation from the Company. Factors that could affect the nature and amount
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of the payments on termination of employment include, among others, the timing of the event, compensation level, the market price of Common Stock and the NEO’s age.
BAXTER
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(2) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	4,438,100	9,880,000
PSU Vesting(5)	8,376,150	19,632,168	13,106,664	13,106,664	12,310,964
RSU Vesting(5)	3,589,823	5,416,740	3,652,349	3,652,349	5,276,117
Pension Credit	N/A	N/A	N/A	N/A	1,811,970
Health and Welfare Benefits(6)	N/A	N/A	N/A	24,358	121,345
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	—
Total	11,965,973	25,048,908	16,759,013	21,246,471	29,430,396
MOEHN
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(1) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,802,000	4,200,000
PSU Vesting(5)	2,055,710	5,636,322	N/A	N/A	3,393,055
RSU Vesting(5)	2,227,832	4,311,410	N/A	N/A	4,151,299
Pension Credit	N/A	N/A	N/A	N/A	623,940
Health and Welfare Benefits(6)	N/A	N/A	N/A	18,690	103,932
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	3,688,683
Total	4,283,542	9,947,732	N/A	1,845,690	16,190,909
LYONS
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(1) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,905,000	4,440,000
PSU Vesting(5)	2,607,204	6,707,227	N/A	N/A	4,097,255
RSU Vesting(5)	2,775,267	5,026,674	N/A	N/A	4,854,663
Pension Credit	N/A	N/A	N/A	N/A	828,990
Health and Welfare Benefits(6)	N/A	N/A	N/A	18,690	112,628
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	—
Total	5,382,471	11,733,901	N/A	1,948,690	14,363,536
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MARK
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(2) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,370,500	3,219,000
PSU Vesting(5)	1,604,523	3,708,240	2,509,083	2,509,083	2,331,359
RSU Vesting(5)	1,845,573	2,248,752	699,340	699,340	2,222,846
Pension Credit	N/A	N/A	N/A	N/A	618,818
Health and Welfare Benefits(6)	N/A	N/A	N/A	24,358	116,124
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	—
Total	3,450,096	5,956,992	3,208,423	4,628,281	8,538,147
DIYA
Component of Pay	Death ($)	Disability ($)	Retirement at Age at 12/31/20(2) ($)	Involuntary Termination not for Cause(3) ($)	Change of Control(4) ($)
Cash Severance	N/A	N/A	N/A	1,257,500	3,024,000
PSU Vesting(5)	1,371,046	3,226,766	2,142,357	2,142,357	2,025,038
RSU Vesting(5)	587,558	891,211	597,940	597,940	867,873
Pension Credit	N/A	N/A	N/A	N/A	531,625
Health and Welfare Benefits(6)	N/A	N/A	N/A	24,358	111,370
Outplacement at Maximum	N/A	N/A	N/A	25,000	30,000
Excise Tax Gross-up(5)	N/A	N/A	N/A	N/A	2,319,841
Total	1,958,604	4,117,977	2,740,297	4,047,155	8,909,747

(1)
Messrs. Lyons and Moehn are not retirement-eligible.

(2)
The estimated number of PSUs and RSUs that would be payable upon retirement at December 31, 2020 for Messrs. Baxter, Diya, and Mark is calculated according to the schedule following “— Termination Other Than for Change of Control” below. Where performance was estimated for PSUs, it was estimated at 115 percent payout for the 2019 PSU awards, 195 percent payout for the 2020 PSU awards based on TSR and 94.4 percent payout for the 2020 PSU awards based on the Clean Energy Transition metric.

(3)
Indicates amounts payable to NEOs pursuant to the Officer Severance Plan. The PSU vesting and RSU vesting amounts represent amounts payable because the participant is retirement eligible, not due to a benefit under the Officer Severance Plan.

(4)
Indicates Change of Control amounts payable to NEOs pursuant to the Change of Control Plan, assuming that the Company ceases to exist or is no longer publicly traded on the NYSE or NASDAQ after the Change of Control.

(5)
Amounts reflected for PSU vesting, RSU vesting and excise tax gross-up payments are estimated using a stock price of $78.06 per share, the closing price of Ameren Common Stock on the NYSE as of December 31, 2020.

(6)
Health and welfare benefits figures reflect the estimated lump-sum value of all future amounts which will be paid on behalf of or attributed to the NEOs under our welfare benefit plans (these amounts, however, would not actually be paid as a cash lump sum). For amounts payable in connection with a Change of Control, the amounts reflected above represent the employer portion of premiums and an amount representing the actuarial present value of additional benefits under our retiree medical program (see “Change of Control — Health and Welfare Benefit Payment Assumptions” below). For amounts payable in connection with an Involuntary Termination Not for Cause, the amounts reflected above represent 12 months of COBRA premiums.

Severance
The NEOs are covered under the Ameren Corporation Severance Plan for Ameren Officers, as described above under “EXECUTIVE COMPENSATION — Compensation Discussion and Analysis — Severance.”
Change of Control
Change of Control Severance Plan. Under Ameren’s Second Amended and Restated Change of Control Severance Plan, as amended (the “Change of Control Plan”), designated officers of Ameren and its subsidiaries, including the NEOs, are entitled to receive severance
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benefits if their employment is terminated without “Cause” (as defined below) or by the NEO for “Good Reason” (as defined below) within two years after a Change of Control. The Change of Control Plan was amended in 2009 to eliminate reimbursement and gross-up payments in connection with any excise taxes that may be imposed on benefits received by any officers who first become designated as entitled to receive benefits under the Change of Control Plan on or after October 1, 2009. Other Ameren plans also carry change of control provisions.
Definitions of Change of Control, Cause and Good Reason
A change of control (“Change of Control”) occurs under the Change of Control Plan, in general, upon:
(i)
the acquisition of 20 percent or more of the outstanding Common Stock of Ameren or of the combined voting power of the outstanding voting securities of Ameren;

(ii)
a majority change in composition of the board of directors;

(iii)
a reorganization, merger or consolidation, sale or other disposition of all or substantially all of the assets of Ameren, unless current shareholders continue to own 60 percent or more of the surviving entity immediately following the transaction; or

(iv)
approval by Ameren shareholders of a complete liquidation or dissolution of Ameren.

“Cause” is defined as follows:
(i)
the participant’s willful failure to substantially perform his or her duties with Ameren (other than any such failure resulting from the participant’s disability), after notice and opportunity to remedy;

(ii)
gross negligence in the performance of the participant’s duties which results in material financial harm to Ameren;

(iii)
the participant’s conviction of, or plea of guilty or nolo contendere to, any felony or any other crime involving the personal enrichment of the participant at the expense of Ameren or shareholders of Ameren; or

(iv)
the participant’s willful engagement in conduct that is demonstrably and materially injurious to Ameren, monetarily or otherwise.

“Good Reason” is defined as follows:
(i)
a net reduction of the participant’s authorities, duties or responsibilities as an executive and/or officer of Ameren;

(ii)
required relocation of more than 50 miles;

(iii)
any material reduction of the participant’s base salary or target bonus opportunity;

(iv)
reduction in grant-date value of long-term incentive opportunity;

(v)
failure to provide the same aggregate value of employee benefit or retirement plans in effect prior to a Change of Control;

(vi)
failure of a successor to assume the Change of Control Plan agreements; or

(vii)
a material breach of the Change of Control Plan which is not remedied by the Company within ten business days of receipt of written notice of such breach.

If an NEO’s employment is terminated without Cause or by the NEO for Good Reason within two years after a Change of Control, the NEO will receive a cash lump sum equal to the following:
(i)
unpaid salary and vacation pay through the date of termination;

(ii)
pro rata STIP compensation for the year of termination;

(iii)
three years’ worth of each of base salary and target STIP compensation;

(iv)
three years’ worth of additional pension credit; and

(v)
solely with respect to officers who first became designated as entitled to receive benefits under the Change of Control Plan before October 1, 2009, reimbursement and gross-up for any excise tax imposed on benefits received by the NEO from Ameren, assuming such payments (as defined by the IRS) are at least 110 percent of the imposed cap under the IRC.

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In addition to the cash lump sum payment, any such NEO shall (i) continue to be eligible for health and welfare benefits during the three-year severance period, provided that if the NEO becomes reemployed with another employer and is eligible to receive such health and welfare benefits under such other employer’s plan, the Company’s health and welfare benefits will be secondary to those provided under such other plan during the severance period and (ii) receive, as incurred, up to $30,000 for the cost of outplacement services (not available for a Good Reason termination).
Following are details of how the above items are calculated.
•
Retirement Plan Benefit Assumptions. Amount equal to the difference between (a) the account balance under the Retirement Plan and SRP which the participant would receive if his or her employment continued during the three-year period upon which severance is received (assuming the participant’s compensation during such period would have been equal to his or her compensation as in effect immediately prior to termination) and (b) the actual account balance (paid or payable) under such plans as of the date of termination.

•
Health and Welfare Benefit Payment Assumptions. Continued coverage for the NEO’s family with medical, dental, life insurance and executive life insurance benefits as if employment had not been terminated during the three-year period upon which severance is received. The calculation and the corresponding amounts set forth in the Potential Payments on Termination or a Change of Control tables, above, assume full cost of benefits over the three-year period. In addition, the NEO’s family receives additional retiree medical benefits (if applicable) as if employment had not been terminated during the three-year period upon which severance is received. Retiree medical benefits are payable only in their normal form as monthly premium payments until the NEO reaches the age of 65, at which time the NEO, or applicable beneficiary, receives an annual stipend to apply towards eligible healthcare premiums and costs. The actuarial present value of the additional retiree medical benefits is included, calculated based on retirement at the end of the three-year severance period, a graded discount rate assumption of 0.18 percent for payment duration of three years or less, 0.58 percent for payment duration of over three but not more than nine years and 1.58 percent for payment duration over nine years, and post-retirement mortality (but not pre-retirement mortality) according to the PRI-2012 Non Disabled Annuitant (generational) table.

Ability to Amend or Terminate Change of Control Plan
The Board may amend or terminate the Change of Control Plan at any time, including designating any other event as a Change of Control, provided that the Change of Control Plan may not be amended or terminated (i) following a Change of Control, (ii) at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (iii) otherwise in connection with or in anticipation of a Change of Control in any manner that could adversely affect the rights of any officer covered by the Change of Control Plan.
Change of Control Provisions Relating to LTIP Awards
Below is a summary of protections provided upon a Change of Control with respect to the LTIP awards under the 2014 Plan. In brief, the goal of these protections is to avoid acceleration of LTIP vesting and payment in situations where a Change of Control occurs but the Company continues to exist and the NEO retains his or her position. In the table below, the term “qualifying termination” means the participant (i) has an involuntary termination without Cause, (ii) for Change of Control Severance Plan participants, has a voluntary termination of employment for Good Reason (as defined in the Change of Control Severance Plan) or (iii) has an involuntary termination that qualifies for severance under the Ameren Corporation Severance Plan for Ameren Employees (as in effect immediately prior to the Change of Control). Other definitions of capitalized terms may be found in the 2014 Plan or applicable award agreement.
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Change of Control Event	Termination Event	Unvested LTIP Awards
Change of Control which occurs on or before the end of the applicable vesting period after which the Company continues in existence and remains a publicly traded company on the NYSE or NASDAQ	No qualifying termination	Payable upon the earliest to occur of the following: • after the applicable vesting period has ended; or • the participant’s death.
Qualifying termination within two years after the Change of Control and during the applicable vesting period
The PSUs or RSUs the participant would have earned if such participant remained employed for the entirety of the applicable vesting period, at actual performance in the case of the PSUs, will vest on the last day of the applicable vesting period and be paid in shares of the Company’s Common Stock immediately following the applicable vesting period; provided that such distribution will be deferred until the date which is six months following the participant’s termination of employment to the extent required by IRC Section 409A.

Change of Control which occurs on or before the end of the applicable vesting period in which the Company ceases to exist or is no longer publicly traded on the NYSE or NASDAQ	Automatic upon Change of Control
The target number of PSU or RSU awards granted, together with dividends accrued thereon, will be converted to nonqualified deferred compensation. Interest on the nonqualified deferred compensation will accrue based on the prime rate, computed as provided in the award agreement.

	Continued employment until the end of the applicable vesting period	Lump sum payout of the nonqualified deferred compensation plus interest immediately following the applicable vesting period.
	Retirement or termination due to disability prior to the Change of Control	Immediate lump sum payment of the nonqualified deferred compensation plus interest upon the Change of Control.
	Continued employment until death or disability which occurs after the Change of Control and before the end of the applicable vesting period	Immediate lump sum payout of the nonqualified deferred compensation plus interest upon such death or disability.
Qualifying termination during the applicable vesting period
Immediate lump sum payout of the nonqualified deferred compensation plus interest upon termination; provided that such distribution shall be deferred until the date which is six months following the participant’s termination of employment to the extent required by IRC Section 409A.

	Other termination of employment before the end of the applicable vesting period	Forfeiture of the nonqualified deferred compensation plus interest.
2021 Proxy Statement	77

Executive Compensation Matters
Termination Other Than for Change of Control
The following table summarizes the impact of certain employment events outside the context of a Change of Control that may result in the payment of unvested LTIP awards.
Type of Termination	Additional Termination Details	Unvested LTIP Awards
Death	N/A	All awards pay out at target (plus accrual of dividends), pro rata for the number of days worked in each performance or award period and are paid as soon as possible after death.
Disability	N/A	All outstanding awards are earned at the same time and to the same extent that they are earned by other participants, and are paid immediately following the vesting period.
Retirement during award period	Age 55+	Only if the participant has at least five years of service, a prorated award is earned at the end of the performance or award period (based on actual performance, where applicable) and is paid immediately following the vesting period.
Termination for any reason other than death, disability, retirement or change of control as provided above	N/A	Forfeited
CEO Pay Ratio
We are providing the following information to comply with Item 402(u) of Regulation S-K:
For 2020, the annual total compensation of our median employee was $142,604. We calculated the median employee’s annual total compensation based on the rules for determining annual total compensation of our named executive officers, which includes base salary, incentive compensation, change in pension value, and other elements of pay, such as 401(k) employer match, stock awards, or overtime, as applicable. The annual total compensation of our CEO was $10,058,353 and the ratio of our CEO’s compensation to the median employee was 71 to 1. The pay ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In accordance with the same methodology used to determine the median employee in prior years, we identified our median employee as of October 1, 2020, using for such purposes our entire workforce of approximately 9,400 full, part-time and temporary employees and base salary for the period of January 1, 2019 to December 31, 2019, rounded to the nearest $100.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies.
78	Ameren Corporation

Audit Matters

ITEM 3
Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021
•
The Audit and Risk Committee of the Board has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

•
Consistent with good governance practices, the Company is asking shareholders to ratify the appointment of PwC.

Board Recommendation for Item 3
Your Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PwC as independent registered public accounting firm for the fiscal year ending December 31, 2021.

The members of the Audit and Risk Committee and the Board believe that the continued retention of PwC to serve as the Company’s independent external auditor is in the best interests of the Company and its shareholders. Although ratification by the shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this appointment by the shareholders. In the event the shareholders fail to ratify the appointment, the Audit and Risk Committee will consider this factor when making any determination regarding PwC. Even if the selection is ratified, the Audit and Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
Selection of Independent Registered Public Accounting Firm
The Audit and Risk Committee is directly responsible for the appointment, selection of the lead engagement partner, pre-approval of compensation, retention and oversight of the work of the independent accountants engaged by the Company for the purpose of preparing or issuing an audit report or performing other permissible audit, review or attest services for the Company. In accordance with its charter, the Audit and Risk Committee has appointed PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and the Board has ratified this appointment.
On at least an annual basis, the Audit and Risk Committee evaluates PwC’s qualifications, performance and independence and presents its conclusions with respect to PwC’s independence to the full Board. As part of its evaluation, the Audit and Risk Committee considers a variety of factors, including:
•
PwC’s independence, objectivity and professional skepticism;

•
The length of PwC’s tenure;

•
The overall depth and expertise of the PwC team handling the audit;

•
The quality of PwC’s performance and audit plans;

•
PwC’s capabilities and expertise regarding the Company and our industry;

•
The nature of PwC’s communications with the Audit and Risk Committee, the Board and management;

•
PwC’s reputation for integrity and competence in the fields of accounting and auditing;

•
Litigation and regulatory proceedings in which PwC may be involved;

•
The appropriateness of PwC’s fees; and

•
Public Company Accounting Oversight Board inspection reports on PwC.

2021 Proxy Statement	79

Audit Matters
PwC has served continuously as the independent registered public accounting firm for the Company and its subsidiaries since at least 1932. The Audit and Risk Committee believes there are important benefits to having a long-tenured independent accounting firm, including:
•
PwC’s deep understanding of Ameren’s business, industry and accounting policies and practices;

•
PwC’s familiarity with the Company and industry expertise, which promotes efficiencies; and

•
Avoidance of significant costs and disruptions (including Board and management time and distractions) that would be associated with evaluating and retaining a new independent auditor.

In addition, PwC is subject to robust independence controls that further mitigate the risks that may be associated with long auditor tenure. These include:
•
A strong regulatory framework for auditor independence, including limitations on non-audit services;

•
Oversight of PwC by the Audit and Risk Committee that includes regular communication on and evaluation of the quality of the audit and auditor independence;

•
PwC’s internal independence controls and compliance program;

•
Conducting regular private meetings with each of PwC and Ameren management at the end of each regularly scheduled Audit and Risk Committee meeting; and

•
Mandatory audit partner rotation every five years, a process which is directed and ultimately approved by the Audit and Risk Committee; the current audit partner’s term commenced with the fiscal year 2016 audit.

Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Fees For Fiscal Years 2020 and 2019
Audit Fees
The aggregate fees for professional services rendered by PwC for (i) the audits of the consolidated annual financial statements of Ameren and its registered subsidiaries included in the combined 2020 Form 10-K of Ameren and its registered subsidiaries and the annual financial statements of certain non-registered subsidiaries; (ii) the audit of Ameren’s internal control over financial reporting; (iii) the reviews of the quarterly financial statements included in the combined Forms 10-Q of Ameren and its subsidiaries for the 2020 fiscal year; (iv) services provided in connection with debt and equity offerings; (v) certain accounting and reporting consultations; and (vi) post-implementation system reviews were $3,923,000.
Fees billed by PwC for audit services rendered to Ameren and its subsidiaries during the 2019 fiscal year totaled $4,121,000.
Audit-Related Fees
The aggregate fees for audit-related services rendered by PwC to Ameren and its subsidiaries during the 2020 fiscal year totaled $661,475. Such services consisted of pre-implementation systems reviews, a stock transfer/registrar review, and financial due diligence.
Fees billed by PwC for audit-related services rendered to Ameren and its subsidiaries during the 2019 fiscal year totaled $355,000.
Tax Fees
PwC did not render any tax-related services to Ameren and its subsidiaries during the 2020 or 2019 fiscal years.
All Other Fees
The aggregate fees for all other services rendered by PwC to Ameren and its subsidiaries during the 2020 fiscal year totaled $70,100. Such services consisted of an assessment review of the implementation of certain regulatory requirements, a human resources benchmarking resource subscription, and accounting and reporting reference software.
Fees billed by PwC for all other services rendered to Ameren and its subsidiaries during the 2019 fiscal year totaled $216,562.
80	Ameren Corporation

Audit Matters
Policy Regarding the Pre-Approval of Independent Registered Public Accounting Firm Provision of Audit, Audit-Related and Non-Audit Services
The Audit and Risk Committee’s charter provides that the Committee is required to pre-approve all audit, audit-related, tax and other services provided by the independent registered public accounting firm to Ameren and its subsidiaries, except that pre-approvals of non-audit services may be delegated to a single member of the Audit and Risk Committee. The Audit and Risk Committee pre-approved 100 percent of the fees for services provided by PwC covered under the above captions: “— Audit Fees,” “— Audit-Related Fees,” “— Tax Fees” and “— All Other Fees” for fiscal years 2020 and 2019.
The information contained in the following Audit and Risk Committee Report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Audit and Risk Committee Report
The Audit and Risk Committee reviews Ameren Corporation’s (“Ameren”) financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Audit and Risk Committee reviewed and discussed the audited financial statements included in the 2020 Form 10-K with Ameren’s management and the independent registered public accounting firm. Management is responsible for the financial statements and the reporting process, as well as maintaining effective internal control over financial reporting and assessing such effectiveness. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on whether Ameren maintained effective internal control over financial reporting.
In addition, in connection with its review of Ameren’s annual audited financial statements, the Audit and Risk Committee has discussed with the independent registered public accounting firm the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (“SEC”), has received and reviewed the written communications from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit and Risk Committee concerning independence, and has discussed with such accounting firm its independence. The Audit and Risk Committee also has considered whether the provision by the independent registered public accounting firm of non-audit services to Ameren is compatible with maintaining their independence.
To ensure the independence of the independent registered public accounting firm, Ameren has instituted monitoring processes at both the management level and the Audit and Risk Committee level. At the management level, the chief financial officer or the chief accounting officer is required to review and pre-approve all engagements of the independent registered public accounting firm for any category of services, subject to the pre-approval of the Audit and Risk Committee described above. In addition, the chief financial officer or the chief accounting officer is required to provide to the Audit and Risk Committee at each of its meetings (except meetings held exclusively to review earnings press releases and reports on SEC Forms 10-Q and 10-K) a written description of all services to be performed by the independent registered public accounting firm and the corresponding estimated fees. The monitoring process at the Audit and Risk Committee level includes a requirement that the Committee pre-approve the performance of any services by the independent registered public accounting firm, except that pre-approvals of non-audit services may be delegated to a single member of the Committee. At each Audit and Risk Committee meeting (except meetings held exclusively to review earnings press releases and quarterly reports on SEC Form 10-Q), the Committee receives a joint report from the independent registered public accounting firm and the chief financial officer or the chief accounting officer concerning audit fees and fees paid to the independent registered public accounting firm for all other services rendered, with a description of the services performed. The Audit and Risk Committee has considered whether the independent registered public accounting firm’s provision of the services covered under the captions “AUDIT MATTERS — FEES FOR FISCAL YEARS 2020 AND 2019 — Audit-Related Fees,” “— Tax Fees” and “— All Other Fees” in this proxy
2021 Proxy Statement	81

Audit Matters
statement is compatible with maintaining the independent registered public accounting firm’s independence and has concluded that the independent registered public accounting firm’s independence has not been impaired by its engagement to perform these services.
In reliance on the reviews and discussions referred to above, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements be included in Ameren’s 2020 Form 10-K, for filing with the SEC.
Audit and Risk Committee:
J. Edward Coleman, Chairman
Catherine S. Brune
Ward H. Dickson
Noelle K. Eder
Craig S. Ivey
Leo S. Mackay, Jr.
82	Ameren Corporation

Security Ownership
Security Ownership of More Than Five Percent Shareholders
The following table contains information with respect to the ownership of Ameren Common Stock by each person known to the Company who is the beneficial owner of more than five percent of the outstanding Common Stock.
Name and Address of Beneficial Owner	Shares of Common Stock Owned Beneficially at December 31, 2020	Percent of Common Stock Owned Beneficially at December 31, 2020 (%)
T. Rowe Price Associates, Inc. Baltimore, MD 21202 100 E. Pratt Street	31,884,843(1)	12.9%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	28,074,672(2)	11.38%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	18,906,031(3)	7.6%
State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	12,344,722(4)	5.0%

(1)
The number of shares and percentage owned as of December 31, 2020, according to the Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2021. T. Rowe Price Associates, Inc. (“T. Rowe”) is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The amendment to the Schedule 13G reports that T. Rowe has sole voting power with respect to 12,035,106 shares of Common Stock, sole dispositive power with respect to 31,884,843 shares of Common Stock and has no shared voting power or shared dispositive power.

(2)
The number of shares and percentage owned as of December 31, 2020, according to the Amendment No. 11 to Schedule 13G filed with the SEC on February 10, 2021. The Vanguard Group (“Vanguard Group”) is an investment adviser in accordance with SEC Rule 13d-1(b)(1)(ii)(E). The amendment to the Schedule 13G reports that Vanguard Group has shared voting power with respect to 568,746 shares of Common Stock, sole dispositive power with respect to 26,831,657 shares of Common Stock, and shared dispositive power with respect to 1,243,015 shares of Common Stock, and has no sole voting power.

(3)
The number of shares and percentage owned as of December 31, 2020, according to the Amendment No. 10 to Schedule 13G filed with the SEC on January 29, 2021. BlackRock, Inc. (“BlackRock”) is a parent holding company in accordance with SEC Rule 13d-1(b)(1)(ii)(G). The amendment to the Schedule 13G reports that BlackRock has sole voting power with respect to 16,944,856 shares of Common Stock and sole dispositive power with respect to 18,906,031 shares of Common Stock, and has no shared voting power nor shared dispositive power with respect to any Common Stock.

(4)
The number of shares and percentage owned as of December 31, 2020, according to the Schedule 13G filed with the SEC on February 5, 2021. State Street Corporation (“State Street”) is a parent holding company in accordance with SEC Rule 13d-1(b)(1)(ii)(G). The Schedule 13G reports that State Street has shared voting power with respect to 11,225,297 shares of Common Stock and shared dispositive power with respect to 12,312,408 shares of Common Stock, and has no sole voting power nor sole dispositive power with respect to any Common Stock.

2021 Proxy Statement	83

Security Ownership
Security Ownership of Directors and Management
The following table sets forth certain information known to the Company with respect to beneficial ownership of Ameren Common Stock and Stock Units as of March 9, 2021, for (i) each director and nominee for director of the Company, (ii) each NEO as named in the Summary Compensation Table above, and (iii) all current executive officers, directors and nominees for director as a group.
Name	Number of Shares of Common Stock Beneficially Owned(1)(2)	Percent Owned(3)
Warner L. Baxter	359,081	*
Cynthia J. Brinkley	3,911	*
Catherine S. Brune	19,611	*
J. Edward Coleman	16,233	*
Ward H. Dickson	8,163	*
Fadi M. Diya	83,588	*
Noelle K. Eder	7,932	*
Ellen M. Fitzsimmons	40,333	*
Rafael Flores	16,003	*
Richard J. Harshman	22,237(4)	*
Craig S. Ivey	8,466	*
James C. Johnson	46,638	*
Steven H. Lipstein	35,305	*
Martin J. Lyons, Jr.	151,256	*
Leo S. Mackay, Jr.	1,947	*
Richard J. Mark	155,931	*
Michael L. Moehn	121,205	*
Stephen R. Wilson	31,758	*
All current executive officers, directors, and nominees for director as a group (25 persons)	1,418,709	*

*
Less than one percent.

(1)
Except as noted in footnote (2), this column lists voting securities. None of the named individuals held shares issuable within 60 days upon the exercise of stock options or the vesting of RSUs. Reported shares include those for which a director, nominee for director or executive officer has voting or investment power because of joint or fiduciary ownership of the shares or a relationship with the record owner, most commonly a spouse, even if such director, nominee for director or executive officer does not claim beneficial ownership.

(2)
This column also includes ownership of 13,342 Stock Units held by Director Coleman, 6,054 Stock Units held by Director Dickson, 6,054 Stock Units held by Director Eder, 11,484 Stock Units held by Director Flores, 1,858 Stock Units held by Director Harshman, 6,054 Stock Units held by Director Ivey, 19,417 Stock Units held by Director Johnson, and 1,858 Stock Units held by Director Mackay, each pursuant to the Directors Deferred Compensation Plan. See “— DIRECTOR COMPENSATION — Directors Deferred Compensation Plan Participation.”

(3)
For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 255,409,997 shares of Common Stock outstanding on March 9, 2021, and the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days of March 9, 2021.

(4)
Includes 6,875 shares of Common Stock owned by The Harshman Family Foundation.

84	Ameren Corporation

Security Ownership
Since 2003, the Company has had a policy which prohibits directors and executive officers from engaging in pledges of Company securities or short sales, margin accounts and hedging or derivative transactions with respect to Company securities. In addition, since 2013, the Company has had a policy which prohibits directors and employees of the Company and its subsidiaries from entering into any transaction which hedges (or offsets) any decrease in the value of Company equity securities that are (1) granted by the Company to the director or employee as part of compensation or (2) held, directly or indirectly, by the director or employee.
The address of all persons listed above is c/o Ameren Corporation, 1901 Chouteau Avenue, St. Louis, Missouri 63103.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file reports of their ownership in the equity securities of the Company and its subsidiaries and of changes in that ownership with the SEC. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis. To our knowledge, based solely on a review of the filed reports and written representations that no other reports are required, we believe that each of the Company’s directors and executive officers complied with all such filing requirements during 2020.
2021 Proxy Statement	85

Additional Information
Questions and Answers About the Annual Meeting and Voting
Q.
When and where will the annual meeting be held?

A.
The Annual Meeting will be held on Thursday, May 6, 2021, at 10 a.m. CDT, and at any adjournment thereof. In light of the public health impact of COVID-19 and to support the health and well-being of our shareholders, the Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting live via the Internet by visiting: www.virtualshareholdermeeting.com/AEE2021. Please note that there is no in-person location for you to attend.

Q.
How do I participate in the Annual Meeting?

A.
Visit www.virtualshareholdermeeting.com/AEE2021 and enter the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m. CDT. Please allow ample time for the online check-in process. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider.

Q.
Who do I contact for help with technical difficulties accessing the Annual Meeting?

A.
If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on the Annual Meeting site (at www.virtualshareholdermeeting.com/AEE2021) for assistance. Technical support will be available 15 minutes prior to the start time of the meeting.

Q.
Who is entitled to vote?

A.
Only shareholders of record of our common stock, $0.01 par value (“Common Stock”), at the close of business on the record date, March 9, 2021, are entitled to vote at the Annual Meeting.

Q.
What will I be voting on?

A.
1.   Election of Directors.

Thirteen directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified.
2.
Advisory Vote to Approve Executive Compensation (Say-on-Pay).

In accordance with Section 14A of the Exchange Act, the Company is providing shareholders with the right to cast an advisory vote at the Annual Meeting to approve the compensation of the NEOs. This proposal, commonly known as a “say-on-pay” proposal, provides shareholders with the opportunity to endorse or not endorse the Company’s compensation program.
3.
Ratification of the Appointment of PwC as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021.

The Company is asking its shareholders to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. PwC was appointed by the Audit and Risk Committee.
Q.
How do I vote?

A.
Shareholders of Record: If at the close of business on the record date, March 9, 2021, your shares were registered directly in

86	Ameren Corporation

Additional Information
your name with our transfer agent, Ameren Services Company, you are considered the shareholder of record with respect to those shares. Shareholders of record can vote their shares or submit their proxy in several ways:
•
by calling the toll-free telephone number (1-800-690-6903);

•
by using the Internet (www.proxyvote.com);

•
by completing and signing a proxy card and mailing it in time to be received before the Annual Meeting; or

•
during the virtual Annual Meeting by visiting: www.virtualshareholdermeeting.com/AEE2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card or any additional voting instructions that accompanied your proxy materials.

The telephone and Internet voting procedures are designed to confirm your identity and to allow you to give your voting instructions. If you wish to vote by telephone or the Internet, please follow the instructions on your proxy card or Notice of Internet Availability of Proxy Materials. Additional instructions will be provided on the telephone message and website. Please have your proxy card or Notice of Internet Availability of Proxy Materials at hand when voting. If you vote by telephone or Internet, DO NOT mail a proxy card. The telephone and Internet voting facilities will close at 11:59 P.M. EDT on May 5, 2021.
If you mail us your properly completed and signed proxy card, or vote by telephone or the Internet, your shares of Common Stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted as recommended by the Board — FOR the Board’s nominees for director (Item (1)), FOR the advisory approval of the compensation of our NEOs disclosed in this proxy statement (Item (2)), FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm (Item (3)), and in the discretion of the named proxies upon such other matters as may properly come before the meeting.
If you hold any shares in the 401(k) savings plan of Ameren, your completed proxy card or telephone or Internet proxy vote will serve as voting instructions to the plan trustee, and the plan trustee will vote your shares as you have directed. However, your voting instructions must be received at least three days prior to the Annual Meeting (i.e., by May 3, 2021) in order to count. The trustee will vote all of the shares held in the plan for which voting instructions have not been received in the same proportion as shares for which the trustee received timely directions, subject to the exercise of the trustee’s fiduciary duties.
If you have shares registered in the name of a bank, broker or other registered owner or nominee, you should receive instructions from that registered owner about how to instruct them to vote those shares.
Beneficial Owners: If at the close of business on March 9, 2021, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in “street name.” As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided instructions about how you can instruct them to vote those shares. However, the organization that holds your shares is considered the shareholder of record for purposes of voting at the Annual Meeting. Because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Q.
How many votes do I have?

A.
Each share of Common Stock is entitled to one vote. The shares referred to on your proxy card or Notice of Internet Availability of Proxy Materials represent all shares registered in the name(s) shown thereon, including shares held in our dividend reinvestment and stock purchase plan (“DRPlus Plan”) and Ameren’s 401(k) savings plan.

Q.
What are the vote requirements for each matter?

A.
In all matters, including the election of directors, every decision of a majority of the shares entitled to vote on the subject matter and represented in person or by proxy at the meeting at which a quorum is present will be valid as an act of the shareholders, unless

2021 Proxy Statement	87

Additional Information
a larger vote is required by law, the Company’s By-Laws or the Company’s Restated Articles of Incorporation. Each matter on the agenda for the Annual Meeting is subject to this majority voting standard.
In tabulating the number of votes on a matter, (i) shares represented by a proxy, which directs that the shares abstain from voting or that a vote be withheld on one or more matters, will be deemed to be represented at the meeting as to such matter or matters, (ii) broker non-votes will not be deemed to be represented at the meeting for the purpose of the vote on such matter or matters, (iii) except as provided in (iv) below, shares represented by a proxy as to which voting instructions are not given as to one or more matters to be voted on will not be deemed to be represented at the meeting for the purpose of the vote as to such matter or matters and (iv) a proxy, which states how shares will be voted in the absence of instructions by the shareholder as to any matter, will be deemed to give voting instructions as to such matter. Shareholder votes are certified by independent inspectors of election.
Q.
Can I change my vote?

A.
You may revoke your proxy at any time after you give it and before it is voted by entering a new vote by telephone or the Internet or by delivering either a written revocation or a signed proxy bearing a later date to the Secretary of the Company or by voting via the Internet during the Annual Meeting by participating in the virtual meeting. To revoke a proxy by telephone or the Internet, you must do so by 11:59 P.M. EDT on May 5, 2021 (following the directions on the proxy card or Notice of Internet Availability of Proxy Materials). Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.
Will my shares be voted if I do not provide instructions to my broker?

A.
If you hold your shares in street name and you do not provide your broker with timely voting instructions, New York Stock Exchange (“NYSE”) rules permit brokerage firms to vote your shares at their discretion on certain “routine” matters. At the Annual Meeting, the only routine matter is the ratification of the appointment of PwC as our independent registered public accounting firm. Brokerage firms may not vote without instructions from you on the following matters: election of directors and the advisory vote on approval of executive compensation. Without your voting instruction on items that require them, a broker non-vote will occur.

Q.
Who is soliciting my vote?

A.
The solicitation of proxies is made by our Board of Directors for the Annual Meeting of Shareholders of the Company. We are a holding company, and our principal direct and indirect subsidiaries include Union Electric Company, doing business as Ameren Missouri; Ameren Illinois Company, doing business as Ameren Illinois; and Ameren Transmission Company of Illinois.

Q.
Does the Board consider director nominees recommended by shareholders?

A.
The Nominating and Corporate Governance Committee will consider director nominations from shareholders in accordance with the Company’s Director Nomination Policy, a copy of which can be found on the Company’s website.

Q.
Is my vote confidential?

A.
The Board of Directors has adopted a confidential shareholder voting policy for proxies, ballots and voting instructions submitted by shareholders. This policy does not prohibit disclosure when it is required by applicable law. In addition, nothing in the confidential shareholder voting policy prohibits shareholders or participants in the Company’s savings investment plans from voluntarily disclosing their votes or voting instructions, as applicable, to the Company’s directors or executive officers, nor does the policy prevent the Company or any agent of the Company from ascertaining which shareholders have voted or from making efforts to encourage shareholders to vote. The policy does not limit the free and voluntary communication between the Company and its shareholders. Except with respect to materials submitted regarding shares allocated to participant accounts in the Company’s savings investment plans, all comments written on proxies, ballots or voting materials, together with the names and addresses of the commenting shareholders, may be made available to Company directors and executive officers.

88	Ameren Corporation

Additional Information
Q.
How do I submit questions for the Annual Meeting?

A.
Before the Annual Meeting. Before the Annual Meeting, you can submit questions by visiting www.proxyvote.com and entering your 16-digit control number. Once you are past the login screen, click on “Questions for Management,” type in your question and click “Submit.” If you have any questions about www.proxyvote.com or your control number, please contact the bank, broker, or other organization that holds your shares.

During the Annual Meeting. Log into the online meeting platform at www.virtualshareholdermeeting.com/AEE2021, type your question into the “Ask a Question” field and click “Submit”.
Only shareholders with a valid control number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. We reserve the right to edit inappropriate language and to exclude questions that are personal matters, do not comply with the meeting rules of conduct or are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of such questions on www.amereninvestors.com. The questions and answers, if any, will be available as soon as practicable after the meeting and will remain available until Ameren’s 2022 proxy statement is filed.
Q.
How do I obtain materials for the Annual Meeting?

A.
As permitted by SEC rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet. On or about March 23, 2021, we began mailing to certain shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the notice. The proxy statement and our 2020 Form 10-K, including consolidated financial statements, are available to you at www.amereninvestors.com/financial-info/proxy-materials.

This proxy statement and the accompanying proxy card are also first being mailed to shareholders on or about March 23, 2021. In the same package with this proxy material, you should have received a copy of our 2020 Form 10-K, including consolidated financial statements. When you receive this package, if all of these materials are not included, please contact us and a copy of any missing material will be sent at no expense to you.
You may reach us:
•
by mail addressed to
Office of the Secretary
Ameren Corporation
P.O. Box 66149, Mail Code 1310
St. Louis, MO 63166-6149

•
by calling toll-free 1-800-255-2237 (or in the St. Louis area 314-554-3502).

Q.
How many shares must be present to hold the Annual Meeting?

A.
In order to conduct the Annual Meeting, holders of more than one-half of the outstanding shares entitled to vote must be present in person or represented by proxy so that there is a quorum. The voting securities of the Company on March 9, 2021 consisted of 255,409,997 shares of Common Stock. Each share of Common Stock is entitled to one vote. It is important that you vote promptly so that your shares are counted toward the quorum.

In determining whether a quorum is present at the Annual Meeting, shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter, as well as broker non-votes, will be deemed to be represented at the
2021 Proxy Statement	89

Additional Information
meeting for quorum purposes. A “broker non-vote” occurs when shares are represented by a proxy, returned by a broker, bank or other fiduciary holding shares as the record holder in nominee or “street” name for a beneficial owner, which gives voting instructions as to at least one of the matters to be voted on but indicates that the record holder does not have the authority to vote or give voting instructions by proxy on a particular matter, such as a non-discretionary matter for which voting instructions have not been given to the record holder by the beneficial owner. Shares as to which voting instructions are given as to at least one of the matters to be voted on will also be deemed to be so represented. If the proxy states how shares will be voted in the absence of instructions by the shareholder, such shares will be deemed to be represented at the meeting.
Q.
How do I review the list of shareholders?

A.
The names of shareholders of record entitled to vote at the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/AEE2021 and, for ten days prior to the Annual Meeting, at the Office of the Secretary of the Company. Only shareholders that have logged in to the Annual Meeting with a valid control number will be allowed to view the list of shareholders during the Annual Meeting.

Q.
What is the Company’s mailing policy when multiple registered shareholders share an address?

A.
The Company is permitted and intends to mail only one Notice of Internet Availability of Proxy Materials and/or one annual report and one proxy statement to multiple registered shareholders sharing an address who have consented to the delivery of one set of proxy materials per address or have received prior notice of our intent to do so, so long as the Company has not received contrary instructions from one or more of such shareholders. This practice is commonly referred to as “householding.” Householding reduces the volume of duplicate information received at your household and the cost to the Company of preparing and mailing duplicate materials.

If you share an address with other registered shareholders and your household receives one set of the proxy materials and you decide you want a separate copy of the proxy materials, the Company will promptly mail your separate copy if you contact the Office of the Secretary, Ameren Corporation, P.O. Box 66149, Mail Code 1310, St. Louis, Missouri 63166-6149 or by calling toll-free 1-800-255-2237 (or in the St. Louis area 314-554-3502). Additionally, to resume the mailing of individual copies of future proxy materials to a particular shareholder, you may contact the Office of the Secretary, and your request will be effective within 30 days after receipt. You may request householding of these documents by providing the Office of the Secretary with a written request to eliminate multiple mailings. The written request must include names and account numbers of all shareholders consenting to householding for a given address and must be signed by those shareholders.
Additionally, the Company has been notified that certain banks, brokers and other nominees may household the Company’s proxy materials for shareholders who hold Company shares with the bank, broker or other nominee in “street” name and have consented to householding. In this case, you may request individual copies of proxy materials by contacting your bank, broker or other nominee.
Other Matters
The Board of Directors is not presently aware of any matters to be conducted at the meeting other than those discussed in this proxy statement. If any other matter properly comes before the shareholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.
Shareholder Proposals
Under the rules of the SEC, any shareholder proposal intended for inclusion in the proxy material for the Company’s 2022 annual meeting of shareholders must be received by the Secretary of the Company on or before November 23, 2021. We expect that the 2022 annual meeting of shareholders will be held on May 12, 2022.
90	Ameren Corporation

Additional Information
In addition, under the Company’s By-Laws, shareholders who intend to submit a proposal that will not be in the proxy statement but is to be considered at the 2022 annual meeting, or who intend to nominate a director at the 2022 annual meeting, must provide advance written notice along with other prescribed information. In general, such notice must be received by the Secretary of the Company at the principal executive offices of the Company not later than 60 days or earlier than 90 days prior to the anniversary of the previous year’s annual meeting (i.e., not later than March 7, 2022, or earlier than February 5, 2022). Subject to certain conditions, shareholders or a group of shareholders who have owned more than 5 percent of the Company’s Common Stock for at least one year may also recommend director nominees for nomination by the Nominating and Corporate Governance Committee provided that written notice from the shareholder(s) must be received by the Secretary of the Company at the principal executive offices of the Company not later than 120 days prior to the anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting (i.e., not later than November 23, 2021). As described under the section entitled “Board Practices, Policies and Processes” of this proxy statement, the Company has adopted a “proxy access” by-law. Under the Company’s By-Laws, shareholders who meet the requirements set forth in the Company’s By-Laws may nominate a person for election as a director and include such nominee in the Company’s proxy materials. The By-Laws require, among other things, that written notice from the shareholder(s) must be received by the Secretary of the Company at the principal executive offices of the Company not later than 120 days or earlier than 150 days prior to the anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting (i.e., not later than November 23, 2021, or earlier than October 24, 2021). The specific procedures to be used by shareholders to recommend nominees for director are set forth in the Company’s By-Laws and Director Nomination Policy. The specific procedures to be used by shareholders to submit a proposal in person at an annual meeting are set forth in the Company’s By-Laws. The chairman of the meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the procedures set forth in the Company’s By-Laws and, in the case of nominations, the Director Nomination Policy. Copies of the Company’s By-Laws and Director Nomination Policy may be obtained upon written request to the Secretary of the Company.
Proxy Solicitation
In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, or through the Internet or other means, and banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of Common Stock. Proxies may be solicited by our directors, officers and key employees on a voluntary basis without compensation. We will bear the cost of soliciting proxies on our behalf. Furthermore, we have retained Alliance Advisors LLC, a proxy solicitation firm, to assist with the solicitation of proxies for the Annual Meeting at an anticipated cost to the Company of approximately $50,000, plus the reimbursement of reasonable out-of-pocket expenses.
Form 10-K
Our 2020 Form 10-K, including consolidated financial statements for the year ended December 31, 2020, accompanies this proxy statement. The 2020 Form 10-K is also available on the Company’s website at www.amereninvestors.com. If requested, we will provide you copies of any exhibits to the 2020 Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the 2020 Form 10-K by writing to the Office of the Secretary, Ameren Corporation, P.O. Box 66149, St. Louis, Missouri 63166-6149.

FOR INFORMATION ABOUT THE COMPANY, INCLUDING THE COMPANY’S ANNUAL, QUARTERLY AND CURRENT REPORTS ON SEC FORMS 10-K, 10-Q AND 8-K, RESPECTIVELY, PLEASE VISIT THE FINANCIAL INFO SECTION OF AMEREN’S WEBSITE AT WWW.AMERENINVESTORS.COM. INFORMATION CONTAINED ON THE COMPANY’S WEBSITE IS NOT INCORPORATED INTO THIS PROXY STATEMENT OR OTHER SECURITIES FILINGS.

2021 Proxy Statement	91

Additional Information
Forward-Looking Information
Statements in this proxy statement not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, projections, strategies, targets, estimates, objectives, events, conditions and financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. The following factors, in addition to those discussed within Risk Factors under Part I, Item 1A, of the 2020 Form 10-K and in our other filings with the SEC, could cause actual results to differ materially from management expectations suggested in such forward-looking statements:
•
regulatory, judicial, or legislative actions, and any changes in regulatory policies and ratemaking determinations, that may change regulatory recovery mechanisms;

•
the length and severity of the COVID-19 pandemic, and its impacts on our business continuity plans and our results of operations, financial position, and liquidity, including but not limited to changes in customer demand resulting in changes to sales volumes, customers’ payment for our services and their use of deferred payment arrangements, future regulatory or legislative actions that could require suspension of customer disconnections and/or late fees, among other things, for an extended period of time, the health and welfare of our workforce and contractors, supplier disruptions, delays in the completion of construction projects, which could impact our planned capital expenditures and expected planned rate base growth, Ameren Missouri’s ability to recover any forgone customer late fee revenues or incremental costs, our ability to meet customer energy-efficiency program goals and earn performance incentives related to those programs, changes in how we operate our business and increased data security risks as a result of the transition to remote working arrangements for a significant portion of our workforce, and our ability to access the capital markets on reasonable terms and when needed;

•
the effect and duration of Ameren Illinois’ election to participate in performance-based formula ratemaking framework for its electric distribution service, which, unless extended, expires at the end of 2022, and its participation in electric energy-efficiency programs, including the direct relationship between Ameren Illinois’ return on equity (“ROE”) and the 30-year United States Treasury bond yields;

•
the effect on Ameren Missouri of any customer rate caps pursuant to Ameren Missouri’s election to use the plant-in-service accounting regulatory mechanism, including an extension of use beyond 2023, if requested by Ameren Missouri and approved by the MoPSC;

•
the effects of changes in federal, state, or local laws and other governmental actions, including monetary, fiscal, and energy policies;

•
the effects of changes in federal, state, or local tax laws, regulations, interpretations, or rates, and challenges to the tax positions taken by the Ameren companies, if any, as well as resulting effects on customer rates;

•
the effects on energy prices and demand for our services resulting from technological advances, including advances in customer energy efficiency, electric vehicles, electrification of various industries, energy storage, and private generation sources, which generate electricity at the site of consumption and are becoming more cost-competitive;

•
the effectiveness of Ameren Missouri’s customer energy-efficiency programs and the related revenues and performance incentives earned under its Missouri Energy Efficiency Investment Act programs;

•
Ameren Illinois’ ability to achieve the performance standards applicable to its electric distribution business and the Future Energy Jobs Act electric customer energy-efficiency goals and the resulting impact on its allowed ROE;

•
our ability to control costs and make substantial investments in our businesses, including our ability to recover costs, investments, and our allowed ROEs within frameworks established by our regulators, while maintaining affordability of our services for our customers;

92	Ameren Corporation

Additional Information
•
the cost and availability of fuel, such as low-sulfur coal, natural gas, and enriched uranium used to produce electricity; the cost and availability of purchased power, zero emission credits, renewable energy credits, and natural gas for distribution; and the level and volatility of future market prices for such commodities and credits;

•
disruptions in the delivery of fuel, failure of our fuel suppliers to provide adequate quantities or quality of fuel, or lack of adequate inventories of fuel, including nuclear fuel assemblies from the one Nuclear Regulatory Commission-licensed supplier of Ameren Missouri’s Callaway Energy Center assemblies;

•
the cost and availability of transmission capacity for the energy generated by Ameren Missouri’s energy centers or required to satisfy Ameren Missouri’s energy sales;

•
the effectiveness of our risk management strategies and our use of financial and derivative instruments;

•
the impact of cyberattacks on us or our suppliers, which could, among other things, result in the loss of operational control of energy centers and electric and natural gas transmission and distribution systems and/or the loss of data, such as customer, employee, financial, and operating system information;

•
business and economic conditions, which have been affected by, and will be affected by the length and severity of, the COVID-19 pandemic, including the impact of such conditions on interest rates;

•
disruptions of the capital markets, deterioration in credit metrics of the Ameren Companies, or other events that may have an adverse effect on the cost or availability of capital, including short-term credit and liquidity;

•
the actions of credit rating agencies and the effects of such actions, including any impacts on our credit ratings that may result from the economic conditions of the COVID-19 pandemic;

•
the inability of our counterparties to meet their obligations with respect to contracts, credit agreements, and financial instruments, including as it relates to the construction and acquisition of electric and natural gas utility infrastructure and the ability of counterparties to complete projects which is dependent upon the availability of necessary materials and equipment, including those that are affected by the disruptions in the global supply chain caused by the COVID-19 pandemic;

•
the impact of weather conditions and other natural phenomena on us and our customers, including the impact of system outages and the level of wind and solar resources;

•
the construction, installation, performance, and cost recovery of generation, transmission, and distribution assets;

•
the effects of failures of electric generation, electric and natural gas transmission or distribution, or natural gas storage facilities systems and equipment, which could result in unanticipated liabilities or unplanned outages;

•
the operation of Ameren Missouri’s Callaway Energy Center, including planned and unplanned outages, such as the current outage that began in December 2020 related to its generator, and the ability to recover costs associated with such outages and the impact of such outages on off-system sales and purchased power, among other things;

•
Ameren Missouri’s ability to recover the remaining investment and decommissioning costs associated with the retirement of an energy center, as well as the ability to earn a return on that remaining investment and those decommissioning costs;

•
the impact of current environmental laws and new, more stringent, or changing requirements, including those related to the New Source Review provisions of the Clean Air Act and carbon dioxide, other emissions and discharges, cooling water intake structures, coal combustion residuals, and energy efficiency, that could limit or terminate the operation of certain of Ameren Missouri’s energy centers, increase our operating costs or investment requirements, result in an impairment of our assets, cause us to sell our assets, reduce our customers’ demand for electricity or natural gas, or otherwise have a negative financial effect;

•
the impact of complying with renewable energy standards in Missouri and Illinois and with the zero emission standard in Illinois;

•
Ameren Missouri’s ability to construct and/or acquire wind, solar, and other renewable energy generation facilities, retire energy centers, and implement new or existing customer energy efficiency programs, including any such construction, acquisition,

2021 Proxy Statement	93

Additional Information
retirement, or implementation in connection with its Smart Energy Plan, the 2020 IRP, or our emissions reduction goals, and to recover its cost of investment, related return, and, in the case of customer energy-efficiency programs, any lost margins in a timely manner, which is affected by the ability to obtain all necessary regulatory and project approvals, including a certificate of convenience and necessity from the MoPSC or any other required approvals for the addition of renewable resources;
•
the availability of federal production and investment tax credits related to renewable energy and Ameren Missouri’s ability to use such credits; the cost of wind, solar, and other renewable generation and storage technologies; and our ability to obtain timely interconnection agreements with the Midwest Independent System Operator, Inc. or other regional transmission organizations at an acceptable cost for each facility;

•
advancements in carbon-free generation and storage technologies, and constructive federal and state energy and economic policies with respect to those technologies;

•
the impact of negative opinions of us or our utility services that our customers, investors, legislators, or regulators may have or develop, which could result from a variety of factors, including failures in system reliability, failure to implement our investment plans or to protect sensitive customer information, increases in rates, negative media coverage, or concerns about environmental, social, and/or governance practices;

•
the impact of adopting new accounting guidance;

•
the effects of strategic initiatives, including mergers, acquisitions, and divestitures;

•
legal and administrative proceedings; and

•
acts of sabotage, war, terrorism, or other intentionally disruptive acts.

New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. Except to the extent required by the federal securities laws, we undertake no obligation to update or revise publicly any forward-looking statements to reflect new information or future events.
94	Ameren Corporation

Additional Information
Appendix A
The following table provides a reconciliation of GAAP to core and weather-normalized earnings on a per share basis:
	Year Ended December 31,
	2013	2014	2015	2016	2017	2018	2019	2020
GAAP Diluted EPS	$1.18	$2.40	$2.59	$2.68	$2.14	$3.32	$3.35	$3.50
Exclude results from discontinued operations	0.87	—	(0.01)	—	—	—	—	—
Less: Income tax expense/(benefit)	0.05	—	(0.20)	—	—	—	—	—
Exclude provision for discontinuing pursuit of a license for a second nuclear unit at the Callaway Energy Center	—	—	0.29	—	—	—	—	—
Less: Income Tax Benefit	—	—	(0.11)	—	—	—	—	—
Charge for revaluation of deferred taxes resulting from increased Illinois state income tax rate	—	—	—	—	0.09	—	—	—
Less: Federal income tax benefit	—	—	—	—	(0.03)	—	—	—
Charge for revaluation of deferred taxes resulting from decreased federal income tax rate	—	—	—	—	0.66	0.05	—	—
Less: State income tax benefit	—	—	—	—	(0.03)	—	—	—
Core Diluted EPS	$2.10	$2.40	$2.56	$2.68	$2.83	$3.37	$3.35	$3.50
	Year Ended December 31,
	2013	2014	2015	2016	2017	2018	2019	2020
Core Diluted EPS	$2.10	$2.40	$2.56	$2.68	$2.83	$3.37	$3.35	$3.50
Effects of weather at Ameren Missouri	0.03	0.05	(0.04)	0.16	(0.07)	0.43	0.04	(0.05)
Less: Income tax expense	(0.01)	(0.02)	0.01	(0.06)	0.02	(0.11)	(0.01)	0.01
Weather impact, net of tax expense	0.02	0.03	(0.03)	0.1	(0.05)	0.32	0.03	(0.04)
Core Diluted EPS Normalized for Weather	$2.08	$2.37	$2.59	$2.58	$2.88	$3.05	$3.32	$3.54
Use of Non-GAAP Financial Measures
In this proxy statement, Ameren has presented weather-normalized and core earnings per share, which are non-GAAP financial measures and may not be comparable to those of other companies. Generally, core earnings or losses include earnings or losses attributable to Ameren common shareholders and exclude income or loss from significant discrete items that management does not consider representative of ongoing earnings. Ameren uses core earnings internally for financial planning and for analysis of performance. Ameren also uses core earnings as the primary performance measurement when communicating with analysts and investors regarding our earnings results and outlook, as the Company believes that core earnings allow it to more accurately compare its ongoing performance across periods. Weather-normalized earnings exclude estimated effects of weather compared to normal, as calculated internally using data from the National Oceanic and Atmospheric Administration for the applicable period.
2021 Proxy Statement	95

Ameren
AMEREN CORPORATION
1901 CHOUTEAU AVENUE, MC-1310
ST. LOUIS, MO 63103

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/AEE2021

You may attend the meeting and vote during the meeting when the polls are open via the Internet. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Ameren Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D38364-P50451-Z79226 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

AMEREN CORPORATION

The Board of Directors recommends you vote FOR the following:

ITEM 1
COMPANY PROPOSAL - ELECTION OF DIRECTORS—NOMINEES FOR DIRECTOR

	Nominee	For	Against	Abstain
1a.	WARNER L. BAXTER	☐	☐	☐
1b.	CYNTHIA J. BRINKLEY	☐	☐	☐
1c.	CATHERINE S. BRUNE	☐	☐	☐
1d.	J. EDWARD COLEMAN	☐	☐	☐
1e.	WARD H. DICKSON	☐	☐	☐
1f.	NOELLE K. EDER	☐	☐	☐
1g.	ELLEN M. FITZSIMMONS	☐	☐	☐
1h.	RAFAEL FLORES	☐	☐	☐
1i.	RICHARD J. HARSHMAN	☐	☐	☐
1j.	CRAIG S. IVEY	☐	☐	☐
1k.	JAMES C. JOHNSON	☐	☐	☐
1l.	STEVEN H. LIPSTEIN	☐	☐	☐
1m.	LEO S. MACKAY, JR.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	Proposal	For	Against	Abstain
ITEM 2 –	COMPANY PROPOSAL - ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT.	☐	☐	☐
ITEM 3 –	COMPANY PROPOSAL - RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Each of the foregoing proposals is more fully described in the accompanying proxy statement.

This proxy will be voted as specified above. If no direction is made, this proxy will be voted FOR all nominees listed above and as recommended by the Board on the other items listed above.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

AMEREN CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Thursday, May 6, 2021
10:00 A.M. CDT
www.virtualshareholdermeeting.com/AEE2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting on May 6, 2021:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D38365-P50451-Z79226

AMEREN CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2021

The undersigned hereby appoints WARNER L. BAXTER, MICHAEL L. MOEHN and CHONDA J. NWAMU, and any of them, each with the power of substitution, as proxy for the undersigned, to vote all shares of capital stock of Ameren Corporation represented hereby at the Annual Meeting of Shareholders to be held live via the Internet at www.virtualshareholdermeeting.com/AEE2021 on May 6, 2021 at 10:00 A.M. CDT, and at any adjournment thereof, upon all matters that may properly be submitted to a vote of shareholders including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this proxy card and in their discretion on any other matter that may be submitted to a vote of shareholders. This proxy card also provides voting instructions, if applicable, for shares held in the DRPlus Plan and the various employee stock purchase and benefit plans as described in the proxy statement.

Please vote, date and sign on the reverse side hereof and return this proxy card promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your ballot at the meeting.

SEE REVERSE SIDE